Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

MASTER SERVICES AGREEMENT

by and between

Pioneer Financial Services, Inc.

and

FIDELITY INFORMATION SERVICES, LLC

June 30, 2014

(PID # 224877)        ______ initials _______initials

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

This MASTER SERVICES AGREEMENT (“Agreement”) effective June 30, 2014 (“Effective Date”) is made by and between Pioneer Financial Services, Inc., a Missouri corporation with its principal place of business located at 4700 Belleview, Suite 300, Kansas City, MO 64112 (“Client”) and FIDELITY INFORMATION SERVICES, LLC, an Arkansas limited liability company located at 601 Riverside Avenue, Jacksonville, FL 32204 (together with its Affiliates, “FIS”). In consideration of the respective undertakings, promises and obligations upon the terms and conditions stated herein, and such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1	SERVICES; STRUCTURE OF AGREEMENT; SCHEDULES; TERM.

1.1
This Agreement provides the general terms and conditions that will apply to the services performed by FIS for Client hereunder (“Services”) and any work product or other item, tangible or intangible, created, developed, generated or made by FIS or provided by FIS to Client pursuant to the Services under a Schedule (“Deliverables”). The Service-specific terms and conditions are those stated in the applicable schedules hereunder (“Schedules”), together with the provisions of this Agreement, govern the provision of the Services pursuant to such Schedules. Each Schedule shall describe the Services, the period of time during which the Services shall be provided, any Deliverables, and the fees to be paid by Client for such Services and Deliverables. This Agreement consists of: (i) the provisions set forth in this Agreement and in all Exhibits referenced herein; (ii) each Schedule, including any exhibits, attachments or other documents referenced in such Schedules; (iii) any statements of work describing specific engagements for services to be provided as mutually agreed by the signed parties (“Statements of Work” or “SOWs”); and (iv) any change orders amending Schedules or SOWs by mutual agreement of the parties (“Change Orders”).

1.2
The Services and any Deliverables to be provided by FIS to Client are those specifically described in Section 1.3 below and in the SOW and Schedules incorporated hereunder by mutual agreement of the parties. FIS will be the sole provider of the Services and any Deliverables to Client. Client shall not be required to purchase, and FIS shall not be required to provide, any Services or Deliverables not stated in a Schedule incorporated hereunder as of the Effective Date or added subsequently by mutual agreement of the parties. Any change to Services or Deliverables will only be effective and binding upon mutual execution of a written Change Order referencing the applicable SOW or Schedule.

1.3
This Agreement is effective as of the Effective Date stated above, and shall continue in full force and effect for so long as any SOW or Schedule hereunder remains in effect by its terms, unless or until terminated by either party in accordance with Article 10. Prior to the Services Effective Date defined in Section 1.4 below, FIS will provide and Client will purchase and receive only the following Services on the terms and conditions stated in the following subsections:

1.3.1	Professional services for initial planning of a project that would establish a new consumer lending platform as defined in SOW 01 – Implementation Services (“SOW 01”);

1.3.2	Training services for Client’s employees as described in SOW 01 and provided prior to the Services Effective Date; and

1.3.3
Such other services as FIS agrees to provide and Client agrees to purchase during the time period prior to the Services Effective Date (defined in Section 1.4 below), mutually agreed in signed writing by the parties.

1.3.4
The Services described in this Section 1.3 shall be provided and paid for on a time and materials basis in accordance with FIS’s discounted rate card fees, which are shown in SOW 01. FIS will invoice and Client will pay FIS for the Services monthly in arrears

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

in accordance with the payment terms stated in Article 5 below; provided however, that Section 5.2 shall not apply to the Services described in this Section 1.3.

1.3.5
No hardware acquisition, customization, interfaces, or use rights for any live production services, data usage, or any other subject matter of the SOW and Schedules identified in Section 1.7 shall be included in the Services that are subject to this Section 1.3.

1.3.6	Upon the Services Effective Date (defined in Section 1.4 below), FIS shall credit the amount of fees for which Client has paid under this Section 1.3 toward the amounts due under SOW 01.

1.4
The SOW and Schedules identified in Section 1.7 below shall become effective upon Client’s receipt of its lenders’ consent, as required pursuant to the Senior Secured Lending Agreement, dated June 12, 2009, as amended, among Client, UMB Bank, N.A., as Agent, and the other parties thereto, to consummate this Agreement without change (the “Required Consent”). So long as Client receives the Required Consent by July 31, 2014, or such later date as permitted hereunder if applicable, the date of Client’s receipt of the Required Consent shall be the “Services Effective Date”.

1.4.1
Client shall use its reasonable best efforts to obtain as promptly as practicable the Required Consent. Client represents and warrants that the Required Consent is the only matter upon which its consummation of the SOW and Schedules identified in Section 1.7 below depends, and there are no other consents, approvals and authorizations required in order for Client to consummate the SOW and Schedules identified in Section 1.7 below and to comply with its terms and conditions. Client shall keep FIS apprised of the status of its request for the Required Consent.

1.4.2
Notwithstanding anything to the contrary stated in Article 10 below, if Client does not receive the Required Consent by midnight Central Time on July 31, 2014, then either party may by written notice to the other party terminate this Agreement, only in whole and not in part, without further obligation or liability for such termination. Provided further, that if the Required Consent has not been received by Client by midnight Central Time on August 31, 2014, and this Agreement has not been otherwise terminated by either party, then this Agreement shall automatically expire. For the avoidance of doubt, Section 10.2 below shall not apply to any termination or expiration that occurs under this subsection 1.4.

1.5
Each Schedule incorporated under this Agreement as of the Effective Date shall remain in effect for a period of eighty-four (84) months from the date when all the Services specified therein as of the Effective Date are first available for Client’s production use (“Initial Term”). Any Schedule added by the parties after the Effective Date shall have a term that is coterminous with the remainder of this Initial Term. After the Initial Term, Client shall have the option in its sole discretion, by notice given to FIS at least one hundred eighty (180) days prior to the Initial Term’s expiration, to extend such Schedules for an additional forty-two (42)-month time period (“Client-Elected Renewal Term”) on the same terms and conditions, including with respect to fees subject to adjustment pursuant to Section 5.5 of this Agreement, applicable to such Schedules under this Agreement. Following the Initial Term or, if so elected by Client, the Client-Elected Renewal Term, all the Schedules shall expire automatically unless the parties agree to renew such Schedule(s) by a written renewal amendment executed by both parties a minimum of one hundred eighty (180) days prior to such expiration. The Initial Term, the Client-Elected Renewal Term (if applicable), and any mutually agreed renewal terms are the “Term” of all Schedules under this Agreement.

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

1.6
Any new terms, conditions, responsibilities or delivery schedules that may be specifically applicable to any particular Service, as they are negotiated through the course of business, shall be set forth in writing and executed by the parties and added to this Agreement as an amendment. Such action shall not constitute a modification or change of any provision of this Agreement or of any other provision of any other Exhibit, unless expressly stated in such written agreement. Each of FIS and/or any of its Affiliates, all of which may be referred to individually and collectively in this Agreement as “FIS”, may provide Services or Deliverables under the terms and conditions set forth in this Agreement, for which FIS will remain responsible to Client as if performed by FIS itself and for which Client shall have exclusive recourse to FIS. For the avoidance of doubt, any new solution or service added after the Effective Date shall be coterminous with the Initial Term described in Section 1.4 above.

1.7	As of the Effective Date, this Agreement includes the following Schedules and SOW:

SCHEDULE A – Origenate® and PortfolioRevue™ Services Schedule
SCHEDULE B – Biller Service Provider (BSP) Services Schedule
SCHEDULE C – Virtual Back-Office (VBO) with AutoSuite™ Services Schedule
SOW 01 – Implementation Services

2	GOVERNANCE.

2.1
Account Relationship Managers. Each party will designate one of its employees as the primary liaison and point of contact with the other party for this Agreement (each, an “Account Relationship Manager”). The Account Relationship Manager will have primary focus and responsibility for the overall relationship. The Account Relationship Manager shall be accessible, available and responsive and will address all matters pertaining to the overall relationship under this Agreement raised by the other party’s Account Relationship Manager in a timely fashion. Either party may replace its respective Account Relationship Manager upon thirty (30) days’ written notice to the other party.

2.2
Scope Changes. To the extent that Client or any of its agents directly or indirectly (a) requests or requires a change of scope; (b) causes a delay in Services or Deliverables; or (c) reprioritizes activities affecting the Services or Deliverables, resulting in a changed scope of Services or Deliverables, then FIS will not be obligated to provide new or additional Services or Deliverables unless and until Client is obligated by a mutually agreed written Change Order to pay for the new, changed or additional Services or Deliverables. Each change request shall be made in writing reasonably describing the proposed change of scope (“Change Request” or “CR”). No scope change shall take effect unless and until both parties have agreed in signed writing that states the change and any effects on timelines and/or pricing, with reference to this Agreement and, when applicable, to the Schedule or the SOW under which the applicable Services and/or Deliverables are being provided.

2.2.7
Change Control Process. The parties agree that any requested changes generated under Section 2.2 above shall be reviewed by both parties and with mutual agreement, implemented using the “Change Control Process” described in this subsection 2.2.1. Changes to the original scope of work may be requested by Client or FIS at any time using a formal CR. A CR can only be implemented as a Change Order (as defined in Section 1.1 above) once mutually agreed and signed by both FIS and Client. The following steps outline the workflow for the Change Control Process:

2.2.7.1
The Change Control Process applies to any change that potentially materially affects scope, baseline, objectives, budget,  schedule, implementation or deployment strategy, or content of key Deliverables. The impact of a CR can be classified into the following two broad categories:

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

2.2.7.1.1	Impact of Change on Cost: Any changes might impact cost.

2.2.7.1.2	Impact of Change on Schedule: Any changes might impact the expected delivery timeframe of an implementation, Deliverable, or other timeframes applicable to Services.

2.2.7.2	FIS or Client may initiate a CR. The originator of the CR will specify the nature and need of the requested change.

2.2.7.3
FIS will provide an estimate for implementing the CR in terms of both cost and schedule. Each CR will be evaluated for its impacts on the scope, effort, schedule, planned resources, quality, risk, and cost of the Services and/or Deliverables, and the evaluation will be reviewed in a meeting between FIS and Client.

2.2.8
Acquired Accounts. If Client or any Affiliate of Client acquires any accounts to be held by Client (collectively, “Acquired Accounts”) that require services substantially similar to Services provided under a Schedule or SOW ("Similar Services"), such Acquired Accounts shall become subject to the terms of the applicable Schedule or SOW in accordance with the following subsections:

2.2.8.1
If FIS is already providing the Similar Services for the Acquired Accounts, it shall continue to do so pursuant to the pre-existing services agreement through the expiration of its then-current term. Upon expiration of the pre-existing services agreement, the Acquired Accounts shall be processed in accordance with the terms of the relevant Schedule or SOW, as applicable. FIS shall not include volumes from the Acquired Accounts in any volume-based pricing under a Schedule or SOW until the pre-existing agreement terminates or expires.

2.2.8.2
If a third party is providing the Similar Services for the Acquired Accounts, the parties shall negotiate any conversion of the Acquired Accounts to the Services within a mutually agreed timeframe after such acquisition or, if the Acquired Accounts are subject to a pre-existing agreement between Client and such third party, upon the expiration of the then-remaining term of that pre-existing third party agreement.

2.2.8.3
The amounts that Client shall pay FIS to perform the conversion of the Acquired Accounts to the Services shall be at FIS’s then current rates, plus related reasonable and actual travel, lodging and other travel-related expenses and materials charges.

2.3
Premises Security. FIS will comply with Client’s applicable written safety, security and facilities procedures and policies applicable generally to Client’s employees, for Services performed on Client’s premises. Client agrees to give FIS written notice of applicable policies and procedures upon FIS’s request. Client will promptly notify FIS in writing of any changes in such policies and procedures previously provided to FIS. Client will be responsible for compliance by Client’s personnel with FIS’s standard safety, security and facilities procedures and policies when on any premises or facilities of FIS.

2.4
Client Resources. During the Term, Client will provide the Client Resources (as defined below) to the extent necessary for FIS’s use in providing the Services. These may include, by way of example and not limitation, use of Client’s software and/or Client-provided third-party software, adequate working facilities, equipment, supplies, connectivity and/or consents to establishing connectivity, consents and authorizations necessary for FIS’s Personnel to use any of the foregoing of at least the same standard as those provided to the equivalent level of Client’s employees, in addition to necessary computer time and other support infrastructure to FIS (all the foregoing collectively, “Client Resources”).

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

2.4.1
Client shall provide FIS with reasonable and timely access to Client’s premises, and Client shall make available to FIS such qualified Client subject-matter experts or other Client personnel on such dedicated or other basis and for such times as shall be reasonably necessary for the performance of FIS’s obligations hereunder.

2.4.2
To the extent necessary for the performance of Services under any Schedule or SOW, Client agrees to provide FIS with access to use and modify the Client’s software and related documentation without payment of any software license or maintenance fees in order to perform the Services or to take any other action contemplated by this Agreement. If that such software contains any third party software, Client shall at no cost or expense to FIS use commercially reasonable efforts to procure from such third party its consent (if required) for FIS to have access to use and modify such software.

2.5
Any matter that becomes a dispute not resolved in the normal course of the governance relationship under this Article 2 shall be addressed through the dispute resolution procedures of Article 9 (“Dispute Resolution”) below.

2.6
Business Continuity. FIS has established a business continuity plan in accordance with Federal Financial Institutions Examination Council (“FFIEC”) business continuity guidelines, which is designed to minimize risks associated with a disaster that would affect FIS’s ability to provide Services to Client under the applicable Schedules to this Agreement. Upon Client’s request, FIS will make available to Client the then-current business continuity program summary document that describes FIS’s recovery objectives under such plan. When applicable to the Services under this Agreement, FIS will maintain adequate backup procedures in order to recover Client’s data to the point of the last available good backup, with a recovery objective as set forth in the business continuity program summary document. FIS periodically tests its disaster recovery and business continuity plan. Upon written request and subject to the confidentiality provisions hereof, FIS will provide to Client a summary of its disaster recovery plan and test results, excluding any proprietary information or “Non-public Personal Information” under the Gramm-Leach-Bliley Act of 1999 or its state law equivalents (“NPI”). Client authorizes FIS to provide Client’s Service-related data to FIS’s external suppliers under confidentiality obligations no less stringent than those of this Agreement, in order to test and prepare for disaster recovery and business continuity, as well as provide replacement services when applicable in the event of a disaster. Client is responsible for adopting a disaster recovery plan relating to disasters affecting Client’s facilities and for securing business interruption insurance or other insurance necessary for Client’s protection. For purposes of clarification, FIS’s undertakings of this Section 2.6 are not the same as, and are not intended to provide or replace, any disaster recovery and/or business continuity services Client self-provides or may elect to purchase, which if purchased from FIS would only be under a mutually-agreed applicable Schedule or SOW.

2.7
Quality Monitoring. If applicable to Services under this Agreement, telephone communications between FIS and Client and/or Client’s Customers may be monitored or recorded without further notice to Client from FIS, or with such additional notice as may be required by applicable laws or regulations, in order to maintain service quality. Client agrees that, as between Client and FIS, Client retains the responsibility for compliance with any requirements of applicable law or regulations regarding notices of such monitoring or recording; and accordingly, Client will provide and agree to reasonable wording for FIS personnel to utilize in giving any such notice which may be required to Client’s Customers.

2.8
Outsourcing Management; TSP Audit and Vendor Diligence Information. FIS will cooperate with Client to meet its responsibilities to conduct diligence and audit FIS as its third party technology service provider (“TSP”), as contemplated by the FFIEC IT Examination Handbook and related guidelines (“TSP Guidelines”). FIS will regularly make available audit reports and materials that address Client’s vendor management and diligence requirements under the TSP Guidelines. Specific information regarding the

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

available materials meeting the TSP Guidelines is available under the “Vendor Diligence and Audit Materials” or “Vendor Management Resource Center” via the FIS Client Portal.

2.8.1
Vendor Diligence and Audit Materials. Through its FIS Client Portal and FIS Governance Site, Client will have continuous electronic access to audit reports, attestations, and other detailed information regarding FIS’s internal systems testing and procedures, and FIS’s information security and data privacy controls. These audit materials and attestation evidence FIS’s compliance with all industry and regulatory standards and include recent independent audits (such as SSAE 16’s), third party attestations and certifications (such as AT101’s and PCI AOC’s), and detailed information and testing results regarding physical, technical and administrative controls utilized by the Service business lines within FIS and the security of Client’s Confidential Information.

2.8.2
Information Security and Risk Management In-Depth Conferences. Client may attend any or all of the FIS In-Depth Conferences, which provide detailed audit information and in-depth in-person discussions with FIS’s senior executive team regarding FIS’s information security and risk management processes and system testing results. The In-Depth Conferences provide Client with comprehensive vendor diligence information, including (i) a thorough, interactive review of FIS enterprise-wide security and system controls, and (ii) specific assessments of industry standards and best practices for financial technology information security and risk management. Currently, FIS offers four (4) In-Depth Conferences each year, with clients attending a two-day event onsite at different FIS facilities. Any required registration fees are paid by the Client.

2.8.3
Governmental Access. FIS shall permit governmental agencies that regulate Client in connection with a Service performed by FIS to examine FIS’s books and records to the same extent as if that Service was being performed by Client on its own premises, subject to FIS’s confidentiality and security policies and procedures.

2.8.4
On-Site Audit Visit. In addition to the audit materials and meetings referred to above, Client shall be entitled to conduct an onsite audit visit in accordance with FIS’s then current On-site Audit Guidelines, which include the following:

2.8.4.1
Client may visit the FIS processing facility (or facilities) that provides Services to Client once per calendar year, unless Client’s principal regulator expressly requires more frequent visits, in which case the number of visits shall meet the regulator’s requirements but shall otherwise comply with this Section.

2.8.4.2
Requests for onsite audit visits shall be made in writing by Client at least thirty (30) days in advance, and shall specify the scope of the information sought and the specific purpose of the audit visit. Onsite audit visits shall be conducted during normal business hours for the facility and shall be coordinated with FIS so as to cause minimal disruption to FIS’s business operations.

2.8.4.3
All onsite audit visits must be reasonable in scope and duration, shall not last more than two (2) business days, and shall be conducted at the expense of the auditing party. In addition, for each such audit, Client shall be billed ***** per audit.

2.8.4.4
The onsite audit visit shall be performed by Client’s employees, unless otherwise permitted by FIS, it being understood that Client (and its representatives) may be required to sign FIS’s nondisclosure and confidentiality agreement in advance of performing any onsite audit visit.

2.8.4.5	FIS shall receive and be entitled to comment on any report prepared by or on behalf of Client prior to that report being published or disseminated, which publication or

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

dissemination shall be done only pursuant to the confidentiality provisions of this Agreement.

3	PERSONNEL.

3.1
Relationship Manager(s). Each party will designate one of its employees as the primary liaison and point of contact with the other party for each of the Services to be provided under a Schedule (each, a “Relationship Manager”). The Relationship Manager will have primary responsibility for implementation, operation, and coordination between the Parties with respect to the Services and Deliverables under the Schedule. The Relationship Manager shall be accessible, available and responsive and will address all matters pertaining to such Services and Deliverables raised by the other party’s Relationship Manager in a timely fashion. Either party may replace its respective Relationship Manager upon thirty (30) days’ written notice to the other party.

3.2
Client Personnel. Client may utilize its employees for purposes of receiving and using the Services (“Client’s Personnel”). Client shall be responsible to FIS for all actions, errors and omissions of Client’s Personnel in all matters relating in any way to this Agreement. Client shall be responsible to FIS for any breach of this Agreement caused by any of Client’s Personnel to the same extent as caused by Client. Client will provide access to Client Personnel having applicable knowledge or subject-matter expertise as requested by FIS from time to time.

3.3
FIS Personnel. FIS may, at its discretion, utilize the Services of Affiliates or contractors to provide the Services under this Agreement. One or more Affiliates may provide offshore resources for certain Services, provided that in the event that any services that include direct interaction with any customer of Client, including but not limited to call center services FIS will obtain Client’s prior written consent. Such prior written consent shall be limited by the particular services for which consent is given. In all events, FIS shall remain responsible to Client for the Services provided by all its Affiliates or contractors, and such Affiliates or contractors shall have entered into confidentiality agreements or be otherwise bound by confidentiality obligations no less protective of Client's Proprietary Information than those set forth in this Agreement. Client agrees to look solely to FIS and not to any Affiliates or contractors for satisfaction of any claims Client may have arising out of this Agreement or the performance or non-performance of Services. However, if Client contracts directly with a third party for any products or services, FIS shall have no liability to Client for such third party’s products or services, even if such products or services are necessary for Client to access, receive, or use the Services or Deliverables hereunder.

3.4
Non-Solicitation. During the term of each Schedule and for a period of ***** after termination of such Schedule, neither party will directly or indirectly solicit to employ or cause to be solicited for the purpose of employment, the personnel of the other party, including FIS affiliates or subsidiaries, who have been directly involved in the activities covered by such Schedule, unless the other party has given its prior written consent as to such person(s) in each instance. Notwithstanding the foregoing, Client and FIS understand and agree that the following shall not constitute solicitation under this Section 3.4: employment solicitations directed to the general public at large, including without limitation internet, newspaper, radio and television advertisements. In any event, any direct or indirect employment by a party of the other party’s personnel shall in no way excuse it from continued compliance with Article 6 (Confidentiality Obligations).

3.5
Independent Contractor Relationship. It is the parties’ intention that FIS be an independent contractor under this Agreement. This Agreement will not be construed as an agency, employment, partnership or joint venture relationship between the parties. FIS acknowledges that its personnel are not eligible for worker’s compensation or unemployment insurance benefits of Client by reason of FIS’s engagement under this Agreement. Client will not have any right or authority to direct or limit FIS’s personnel’s

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

activities with respect to hours, time off, training, vacation or activities of FIS on behalf of other persons. Furthermore, except upon the prior written consent of Client, FIS will have no authority to bind or commit Client in any manner. FIS will not represent to any person that it is an agent, officer or employee of Client or, except as provided in the preceding sentence, that it is otherwise authorized to bind Client to any transaction. Notwithstanding the foregoing, Client agrees that it will timely provide such authorizations and conditions as are necessary in order for FIS to perform and provide the Services and Deliverables.

4	SCOPE OF USE RIGHTS.

4.1
Use by Client Affiliates. The Services in the Schedules identified in Section 1.7 above may be used by: (i) Affiliates of Client, and the term “Client’s Personnel” shall also include the employees of Client’s Affiliate(s); and (ii) on Client’s behalf and when applicable Client’s Affiliate’s behalf by third-party companies that are not FIS competitors and that are suppliers to Client of products and/or services under a written agreement documenting their commercial relationship with Client or the Affiliate and containing obligations respecting FIS’s confidentiality, intellectual property and proprietary rights no less stringent than those contained in this Agreement, and solely as required to assist Client or the Affiliate in its internal business operations. In no event may Client, Client’s Affiliates, or its or their third party service providers use any Services or Deliverables for any purpose other than the business operations of Client or as applicable, Client’s Affiliate(s). As used herein, “Affiliate” means, with respect to any specified party, any other person or party that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such party (“control,” “controlled by” and “under common control with” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise).

4.2
Use by Client Customers. If so specified in an applicable Schedule, and then to the extent so specified, Client may allow a Service to be used by: (i) Client’s (and when applicable, Client’s Affiliate’s) direct customers in the regular course of business (“Customers”) and (ii) those persons (which may be as broad as the general public) who may be prospective or incidental direct Customers and to whom Client (or when applicable, Client’s Affiliate) permits access through the internet and similar methods in connection with the business operation of Client (and/or such Client Affiliate) (collectively, (i) and (ii) are "Permitted Users"). Services provided to Permitted Users shall be deemed to be Services provided to Client. Client shall be responsible to FIS for any breach of this Agreement caused by any Permitted User to the same extent as caused by Client.

4.3
Third Party Services. If a Schedule describes a product or service provided by a third party, whether such product or service is requested or required by Client or is otherwise specified in the Schedule as a service or product that is provided by a third party (in each case, a “Third Party Service”), the following subsections also apply:

4.3.1
Client acknowledges that FIS is not the provider of any Third Party Service, and Client shall, if required by FIS, enter into a separate agreement for the Third Party Service directly with the applicable provider. FIS makes no warranties or representations of any kind regarding the correctness, accuracy, completeness, merchantability or fitness of any Third Party Service or any associated data, information or system. FIS will pass through to Client end-user warranties to the extent received by FIS from Third Party Service providers.

4.3.2
If a Third Party Service is terminated prior to the end of its term either (i) by Client or by FIS at Client’s request, or (ii) as a result of Client’s action or inaction, Client shall pay FIS, in addition to any other amounts owed, an amount equal to any termination costs and fees incurred or owing

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

by FIS as a result of such termination. Client shall not be entitled to a refund of any pre-paid amounts associated with such Third Party Service.

4.3.3
If FIS is no longer able to provide any Third Party Service that Client has purchased for the Term of an applicable Schedule, then FIS shall have the right to discontinue or if applicable terminate the provision of such Third Party Service. Provided however, that FIS will use commercially reasonable efforts to replace such Third Party Service with a comparable Third Party Service of like quality and function, at no additional charge to Client, for the remaining Term or time period applicable to the discontinued or terminated Third Party Service under such Schedule.

4.4
Materials. As a convenience, FIS may provide Client with sample forms, procedures, scripts, marketing materials or other similar information (collectively, “Materials”). Client shall have a limited, non-transferable license to use Materials, if any, solely in connection with its use of the Services, or Deliverables during the Term of the applicable Schedule and solely in a manner that is consistent with instructions and/or specifications FIS provides for the Materials. Client may not sublicense or redistribute the Materials or provide them to any third party. Client’s license to use the Materials shall expire immediately upon termination of the Agreement or if sooner, the related Schedule. The Materials are provided as-is; Client is responsible for any use of the Materials and bears sole liability for any such use. In the event any different or other terms for use of the Materials are stated in the applicable Schedule, document associated with such Materials under the Schedule, or user terms required by a third party providing Materials in the event of a Third Party Service, then such terms shall govern and prevail over the terms stated in this Section 4.4. All rights not expressly granted as stated herein, are reserved with respect to any Materials.

4.5
Documentation. If FIS provides Client with use of any documentation in connection with Client’s use of a Service or Deliverable under a Schedule or SOW, then Client’s use of such documentation is a non-exclusive, limited, personal, non-transferable, royalty-free license right for Client’s use thereof during the Term of the applicable Schedule. Client shall have a limited, non-transferable license to use such documentation, if any, solely in connection with its use of the Services, or Deliverables and solely in a manner that is consistent with applicable instructions and/or specifications FIS may provide. Client may not remove or obscure any proprietary marks or legends on or in the documentation. Client may not sublicense or redistribute the documentation, may not provide the documentation to any third party, or otherwise use or make available the documentation except for Client’s own business purposes in direct connection with the Services and/or Deliverables for which it was provided under the applicable Schedule or SOW. Client’s license to use the documentation shall expire immediately upon termination of the Agreement or if sooner, the related Schedule. Client is responsible for any use of the documentation and bears sole liability for any such use. In the event any different or other terms for use of the documentation are stated in the applicable Schedule or SOW, document associated with such documentation under the Schedule, or user terms required by a third party in the event of a Third Party Service (“Third-Party Service user agreement”), then such terms shall govern and prevail over the terms stated in this Section 4.5. All rights not expressly granted as stated herein, are reserved with respect to any documentation.

4.6
Incidental Software. If FIS provides Client with use of any software provided incidentally in connection with Client’s use of a Service or Deliverable under a Schedule or SOW, then Client’s use of such software is (a) a non-exclusive, limited, personal, non-transferable license right, either royalty-free or for such license fees as are stated in the applicable Schedule or other document associated with such software under the Schedule, (b) limited to the Term of the applicable Schedule or SOW; and (c) limited, to use solely in connection with the Services, or Deliverables in a manner that is consistent with applicable instructions and/or specifications FIS may provide. Client may not remove or obscure any proprietary marks or legends associated with the software. Client may not sublicense or redistribute the software, may not reverse engineer any software object code, may not provide the software to any third party or as a service bureau, or otherwise use or make available the software except for Client’s own business

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 10 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

purposes in direct connection with the Services and/or Deliverables for which it was provided under the applicable Schedule. Client’s license to use the software shall expire immediately upon termination of the Agreement or if sooner, the related Schedule or SOW. Client is responsible for any use of the software and bears sole liability for any such use. In the event any different or other terms are stated in the applicable Schedule, document associated with such software under the Schedule or SOW, or user terms required by a third party in the event of third-party software (“Third-Party Software user agreement”), then such terms shall govern and prevail over the terms stated in this Section 4.6. All rights not expressly granted as stated herein, are reserved with respect to any software.

5	FEES, EXPENSES, PAYMENT TERMS, CURRENCY.

5.1
In consideration for the Services provided under each Schedule, Client agrees to pay to FIS the fees and charges set forth on such Schedule or SOW, together with such reasonable and actual travel, lodging and other travel-related expenses as FIS may incur in connection with providing such Services to Client. FIS will follow Client’s standard written travel policy provided that Client provides a then-current copy of it to FIS prior to the applicable expenses being incurred. Any third-party or similar charges in connection with Services under a Schedule shall be invoiced as costs or expenses on a pass-through basis.

5.2
In consideration of Client entering into this Agreement for the Initial Term defined in Section 1.4 above, FIS agrees to provide Client with an incentive in the amount of *****, to be applied as credits against the amounts invoiced to Client for Services under the SOW and/or Schedules identified in Section 1.7 of this Agreement. If for any reason the Agreement or any Schedule hereunder is terminated prior to the end of the Initial Term, other than due to FIS's uncured material breach or a termination as provided in 10.1.3, Client shall promptly reimburse by direct payment to FIS the unamortized amounts of the incentive calculated as the total amount of the incentive divided by 84 multiplied by the number of months remaining in the Initial Term; such reimbursement to be in addition to Client's payment of other liquidated damages hereunder, as applicable, any deconversion and transition assistance fees, and any other amounts otherwise due and payable from Client under the Agreement.

5.3
Unless otherwise set forth differently on a Schedule, FIS shall invoice Client on a monthly basis for the fees and expenses incurred. Client shall pay FIS the invoiced amount in full on or prior to thirty (30) calendar days after the date of each FIS invoice. FIS will invoice Client for the reimbursement of pass-through expenses applicable to a Service as soon as reasonably practicable after FIS receives and reviews the applicable third party invoice. Client shall make all payments to FIS by ACH , or other mutually-agreed funds transfer, of immediately available funds to an account or accounts designated by FIS. All fees and charges listed and referred to in this Agreement and all Schedules or SOW are stated in, and shall be paid in, U.S. Dollars.

5.4
Any amount not received by the 15th calendar day after the date that the payment was due shall be subject to interest on the balance overdue at a rate equal to the lesser of (i) the prime rate plus ***** per year as announced from time to time by the Bank of America or its successor or (ii) the highest rate permitted by law, in each case, for the number of calendar days from the payment due date up to and including the date payment is actually made by Client (calculated on the basis of the actual calendar days in the applicable calendar year).

5.5
All fees set forth in this Agreement may be increased, beginning with the fees due and payable in the calendar year following the Effective Date and annually thereafter, by an amount not exceeding the lesser of (a) ***** over the prior calendar year, or (b) the percentage change in the ECI, calculated by averaging the annual percentage change reported for the four fiscal quarters immediately preceding each anniversary of the Effective Date. “ECI” means the U.S. Employment Cost Index – Civilian: All Workers total compensation, as published by the U.S. Bureau of Labor Statistics (www.bls.gov). If the ECI is unavailable or materially changes in content and scope, then FIS may in good faith select another U.S.

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 11 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

Government index as a substitute in order to obtain substantially the same result. The adjusted fees will be reflected on the next invoice submitted by FIS to Client for such fees after such adjustments are made.

5.6	Taxes.

5.6.1
All charges and fees to be paid by Client under this Agreement are exclusive of any applicable withholding, sales, use, value added, excise, services or other United States or foreign tax which may be assessed on the provision of the Services. In the event that a withholding, sales, use, value added, excise, services or other United States or foreign tax is assessed on the provision of any of the Services provided to Client under this Agreement, Client will pay directly, reimburse, or indemnify FIS for such taxes, as well as any applicable interest, penalties and other FIS fees and expenses. FIS shall pay and hold Client harmless for any taxes on FIS property, income or payroll. The parties will cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and shall provide and make available to each other any resale certificates, information regarding out-of-state or country use of materials, services or sale, and other exemption certificates or information reasonably requested by either party.

5.6.2
In the event that international taxation applies, and Client’s local country tax laws require a withholding tax payment, the following provisions will apply: Client will withhold and pay any withholding tax imposed at source according to the rate specified by local law on any amount payable to FIS under this Agreement or the applicable Schedule, depositing the withholding tax in the appropriate accounts of the prescribed banks as per provisions of the applicable withholding tax laws, and Client shall make available to FIS on a timely basis the receipt for or other valid evidence of any withholding tax paid by Client to such tax authority. Client’s payment of the balance after deducting any such withholding tax shall constitute payment in full of the amount owed by Client to FIS. If the Client’s country of domicile and the FIS country of domicile provides for a specific exemption or reduced tax rate per a tax treaty, FIS will provide Client with an exemption certificate or reduced rate certificate. FIS will not be responsible for any penalty(ies) or additional tax(es) levied by the tax authorities in Client’s country of domicile due to non-withholding of taxes by Client or any delay in depositing the same with the prescribed banks.

6	CONFIDENTIALITY OBLIGATIONS.

6.1
The parties acknowledge and agree that each party will be provided certain information originated by or peculiarly within the knowledge of the other party which is not generally available to the public and which the other party considers confidential or proprietary (the “Proprietary Information”). Proprietary Information includes without limitation a party’s data, business and financial plans, marketing, customer and supplier information, ideas, knowledge, know-how, inventions, techniques, methodologies, processes, programs, software, moral rights, and trade secrets. Proprietary Information may also include without limitation information received by a party from its licensors, contractors, or customers under similar obligations of confidentiality. In addition, FIS designates information related to its Services, Third Party Services, and Deliverables, including without limitation descriptions, specifications and instructions pertaining to the foregoing, as its Proprietary Information; and Client designates Customer information that qualifies as NPI (defined in Section 2.6 above) as a component of Client’s Proprietary Information. The terms of this Agreement are Proprietary Information of both parties. Proprietary Information may be in written or oral form, in electronic or other data transmission or media, or in any other form or media, whether provided directly, made available indirectly, obtained through on-site visits at a party’s premises or facilities, or in any other manner; and shall be protected under this Article 6 whether furnished or made available before or after the Effective Date.

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 12 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

6.2
Each party agrees to treat the other party’s Proprietary Information in the same manner as it treats its own Proprietary Information, to take reasonable security precautions to safeguard the other party’s Proprietary Information from theft or from access by unauthorized persons, to not use the other party’s Proprietary Information in any way detrimental to such party, and to not, directly or indirectly, disclose or divulge any Proprietary Information to any third party without the prior written consent of the other party.

6.3	The definition of Proprietary Information shall not include, and receiving party shall have no obligation with respect to information which:

(a)	is or becomes publicly known through no wrongful act, fault or negligence of the receiving party;

(b)	was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information;

(c)	is or becomes known by or to the receiving party without reference to, reliance on or use of the disclosing party’s Proprietary Information;

(d)	is approved for release by prior written authorization of the other party; or

(e)
is publicly disclosed pursuant to a requirement or request of a governmental agency or disclosure is required by operation of law, provided that the parties will cooperate to comply with Sections 6.5 and 6.7 below.

6.4
The parties acknowledge that this Agreement each Schedule and SOW hereto, and all related discussions, negotiations and proposals by or on behalf of one or both parties contain confidential information that may be considered Proprietary Information by one or both of the parties, and agree to limit distribution of this Agreement, the Schedules, SOW, and documents containing such related discussions, negotiations or proposals, or portions or synopses of any of the foregoing, to those employees of Client and FIS with a need to know the contents of this Agreement, the Schedules and SOW. In no event may this Agreement, any Schedule or SOW be reproduced or copies shown to any third parties without the prior written consent of the other party, except to a party’s legal, audit, financial-advisory or accounting contractors under written confidentiality obligations at least as stringent as those stated in this Article 6.

6.5
Either party may disclose this Agreement, any Schedule or SOW, or any portion or synopsis thereof, as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Client and FIS agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances, and to provide reasonable cooperation when needed either to prevent disclosure or to obtain a protective order or confidentiality agreement. The parties further agree to seek commercial confidential status for this Agreement with any regulatory commissions, with which this Agreement must be filed, to the extent such a designation can be secured.

6.6
Each party agrees to implement, maintain and periodically test the efficacy of appropriate information security programs and safeguards to protect NPI (defined in Section 2.6 above) and will not use or disclose to any unauthorized person or party any NPI except as permitted by applicable Law.  Such information security programs and measures shall include appropriate procedures designed to: (1) protect the security and confidentiality of such information, (2) protect against anticipated threats or hazards to the security or integrity of such information, and (3) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any person protected by such applicable Law.  Each party certifies to the other that it has a written comprehensive information security program that is in compliance with applicable Law governing NPI.  In the event of a data breach involving NPI, the affected party will, subject to any restrictions that may be imposed by law enforcement investigating such breach, notify the party whose customer NPI is or may be affected within forty-eight (48) hours after determination of the data breach.

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 13 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

6.7	Security Breaches.

6.7.1
If FIS discovers or is notified of any security breach involving Client’s NPI or Client’s Customer’s NPI (a “Security Incident”), FIS will, subject to any restrictions that may be imposed by law enforcement investigating such breach: (i) notify Client of such Security Incident within forty-eight (48) hours after determination thereof, (b) promptly, in consultation with Client, start an investigation of the Security Incident and take appropriate actions to mitigate any risk that may arise from the Security Incident. To the extent possible and to the extent known, FIS will provide Client with a written report on outcome of its investigation including the corrective action FIS will take, or has taken, to respond to the Security Incident and such other information as Client may reasonably request. The occurrence of a Security Incident will constitute Confidential Information of FIS; provided, however, that Client may disclose the occurrence of a Security Incident in connection with notice to regulators, auditors, and other parties to the extent necessary to comply with applicable laws. FIS will cooperate in good faith regarding the timing and manner of any notification to affected parties concerning a Security Incident, and disclosures to appropriate governmental entities.

6.7.2
If Client discovers or is notified of any security breach involving Client’s systems that may affect the security of FIS’s Proprietary Information or of the NPI of any other clients or customers of FIS, Client will (i) notify FIS of such security incident as soon as possible after determination thereof, (b) promptly, in consultation with FIS, start an investigation of the security incident and take appropriate actions to mitigate any risk that may arise from the security incident. To the extent possible and to the extent known, Client will provide FIS with a written report on outcome of its investigation including the corrective action Client will take, or has taken, to respond to the security incident and such other information as FIS may reasonably request. The occurrence of such a security incident will constitute Confidential Information of Client; provided, however, that FIS may disclose the occurrence of such a security incident in connection with notice to regulators, auditors, and other parties to the extent necessary to comply with applicable laws. Client will cooperate in good faith regarding the timing and manner of any notification to affected parties concerning such a security incident, and disclosures to appropriate governmental entities.

6.8
Upon expiration or any termination of this Agreement, without limiting any other provisions of this Agreement pertaining to expiration or termination, the parties will comply with the following terms and conditions with respect to Proprietary Information:

6.8.1
Upon request of the other party, each party will promptly return to the other party (or at the other party’s express written direction or consent, destroy) all copies of the other party’s Proprietary Information, including without limitation all documents and other materials containing Proprietary Information, whether on paper, optical discs, or electronic drives or other media; and will provide a certification by an executive or officer having knowledge of the matter of such return and/or destruction. The return or permitted destruction shall not relieve a party from its continuing obligations not to disclose the Proprietary Information in accordance with this Agreement.

6.8.2
Return by each party of the other party’s Proprietary Information upon expiration or any termination shall be subject to any transition assistance pursuant to Section 10.4 below, and to any additional terms and conditions as the parties may mutually agree in a SOW or amendment to a Schedule or this Agreement for transition services to be provided by FIS.

6.8.3
Notwithstanding the foregoing, the receiving party may retain (but not otherwise use or disclose): (a) any records it is required by its records retention policy to retain that may include minutes of meetings, copies of notes, internal analyses, records and other materials that contain or reflect

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 14 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

the disclosing party’s Proprietary Information; (b) copies of the disclosing party’s Proprietary Information stored on its computer systems, e-mails, or other forms of electronic information retention subject to its information retention policies; and (c) the disclosing party’s Proprietary Information if and to the extent required for regulatory, legal and compliance purposes. For greater certainty, the terms of this Article 6 continue to apply to any such retained Proprietary Information in perpetuity for as long as the exceptions in Section 6.3 above do not apply to such information.

6.9
FIS’s Proprietary Information (as defined in this Article 6) may be subject to export controls under applicable federal and state laws, rules and regulations including without limitation the Export Administration Regulations. Accordingly, Client will: (i) remain in compliance with all requirements associated with such laws, rules and regulations; (ii) cooperate fully with any audit related to such laws, rules or regulations; (iii) not export, re-export, import, divert or transfer any FIS Proprietary Information to any destination, company or person restricted or prohibited by the U.S. export controls or utilize, directly or indirectly, FIS’s Proprietary Information in any country that is embargoed by the U.S. government; and (iv) not disclose any of FIS’s Proprietary Information to any national of any country when such disclosure is restricted or prohibited by U.S. export controls. Without limiting the generality of the foregoing, Client shall be solely responsible for any exportation or importation of FIS’s Proprietary Information and for obtaining any required approval or permit.

7	INTELLECTUAL PROPERTY, OWNERSHIP AND USE RIGHTS.

7.1
Client Intellectual Property. Any Client data, software, and software tools, and any Client-provided third-party data, software, and software tools, and related documentation owned by Client or a third party, will remain the property of Client or such third party, respectively, and Client or such applicable third party will remain the sole and exclusive owner of all rights, title and interest, including without limitation all intellectual property, know-how, copyright, patent, trade secret, trademark, moral rights, and other proprietary rights (all the foregoing collectively, “Intellectual Property Rights”) therein and thereto.

7.2
FIS Intellectual Property. Any data, software, and software tools owned or provided by FIS (including without limitation, software licensed or subcontracted from a third party) or any related specifications, tools, applications, routines, subroutines, techniques, systems, programs, or the embodiments of ideas, methodologies or formulas contained therein, and related items and documentation or any discoveries created or developed by FIS or any of its employees, agents or subcontractors, are and will remain at all times the property of FIS or, when applicable, the third-party provider thereof, and FIS or such applicable third-party provider will remain the sole and exclusive owner of Intellectual Property Rights therein and thereto. Each Deliverable created or developed by FIS in the course of performing Services that is a derivative work of the data, software, or software tools of FIS or of a licensor to FIS, and (except as stated in Section 7.1 above) all writings, works of authorship, creations, discoveries, and inventions, regardless of medium, created or developed by FIS in the course of performing the Services under this Agreement shall be owned solely and exclusively by FIS (or if applicable a licensor to FIS), and shall not in any event be deemed a “work for hire”, and FIS shall be the sole and exclusive owner thereof and of all Intellectual Property Rights therein and thereto.

7.2.1
If for any reason the sole exclusive ownership of any writing or work of authorship created or developed by FIS in the course of performing the Services does not vest in FIS, then Client agrees to assign, convey and transfer such ownership without any charge to FIS, and Client will sign such documents and take such further actions at FIS’s expense as FIS may reasonably request in order to perfect FIS’s ownership thereof and of all Intellectual Property Rights therein and thereto.

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 15 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

7.2.2
If for any reason such assignment, conveyance and transfer is not or cannot be made effective, or FIS’s sole and exclusive ownership cannot be perfected, as stated in subsection 7.2.1 above, then Client agrees that FIS shall have all perpetual, irrevocable, exclusive, and royalty-free rights to use the same in all forms, formats and media whether now known or developed in the future, to make derivative works thereof, to make, use and sell products and/or services incorporating any of the foregoing, to sublicense and distribute any of the foregoing rights, and to authorize any others to exercise any of the foregoing rights. Client agrees to take any actions at FIS’s request and expense to recognize or make effective the foregoing provisions.

7.3
Limitation on Rights. Except as stated in Section 7.1 above, and except for any express use right granted in a Schedule, Client does not acquire any license, use or other right in or to any Service, FIS-provided third-party product or service, or any documentation, materials, data, modifications, customizations, enhancements, changes or derivative works, or work product related thereto, no matter by whom made. Client’s rights to use any of the foregoing shall be only as part of and commensurate with Client’s rights to receive and use the Services under the applicable Schedule. Client shall not alter, obscure or revise any proprietary, restrictive, trademark or copyright notice included with, affixed to, or displayed in, on or by any of the foregoing. Client shall not market, redistribute, sell, license or sublicense, reverse engineer, or make available to any third party whether as a service bureau or otherwise any of the foregoing. All rights not expressly granted in an applicable Schedule or provisions of this Agreement are reserved.

7.4
FIS Rights to Use. The parties agree that, notwithstanding anything to the contrary, nothing in or relating to this Agreement or any Services in any way will limit or restrict FIS in any manner from subsequently owning and making, using, providing, selling, or otherwise having exclusive ability to utilize and exploit any ideas, knowledge, know-how, inventions, discoveries, techniques, and methodologies either known to or created, discovered, generated, invented, or made by or for FIS prior to this Agreement or at any time during or after the Term of this Agreement, without any accounting or reservation.

7.5
Use of Software, Service, and Third Party Service. Unless otherwise expressly permitted in an applicable Schedule, Client agrees to use each Service, Deliverable, and any Third Party Service only for its own internal business purposes to service its U.S.-based accounts for its Customers and will not sell or otherwise provide, directly or indirectly, any Service, Deliverable or Third Party Service, or any portion thereof, to any third party. Client agrees that FIS may use all suggestions for improvement and comments regarding a Service, Deliverable or Third Party Service that are furnished by Client to FIS in connection with the Agreement, without accounting or reservation. Except as otherwise may be set forth herein or in writing between the parties, Client shall be responsible for handling all Customer inquiries relating to a Service, Deliverable or Third Party Service.

7.6	Publicity; Use of Marks.

7.6.3
Neither party will issue any press release or public statement regarding the Services or performance of this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed; except that: (i) FIS may use Client’s name and logo in a general listing of users of its products or services, and as reasonably necessary to perform any Services; (ii) the parties will provide reasonable cooperation for any announcement identifying that the parties have entered into an agreement with a concise description of the nature of the Services expected to be provided; and (iii) the name(s), trademarks, service marks, logos, brands, stock exchange ticker symbols, and trade names (“Marks”) of a party may be used as specified below.

7.6.4
The Marks owned or licensed by either party may be incorporated by FIS within or on any of the Services, deliverables, or materials provided in connection therewith under this Agreement, any Schedule or SOW. Neither party shall have rights to apply, use or copy the Marks owned

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 16 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

or licensed by the other party except in compliance with such party’s then-current guidelines for use of such Marks, which may be provided by the Mark owner from time to time. Client shall not remove, obliterate or obscure any Marks in or on the Services or deliverables.

7.6.5
Any domain name registrations that may be made in connection with this Agreement, any Schedule or SOW, will be owned by the party that owns the Mark(s) included in the top-level domain name. For clarification, this subsection shall not be interpreted to affect the ownership of any domain name, domain name registration, website, or webpage that may contain a party’s Mark(s) as a portion of the URL address after the top-level domain name. Either party may, as a portion of the URL address after a top-level domain that it owns or has properly registered, use the other party’s Mark(s) solely and strictly for and in connection with the Services and during the term of this Agreement.

7.6.6	Any rights granted to either party to use the other party’s Marks shall terminate automatically upon expiration or any termination of this Agreement.

8	WARRANTIES AND REPRESENTATIONS.

8.1	Licenses, Permits, and Compliance with Laws.

8.1.3
Licenses and Permits. FIS and Client shall each secure and maintain in force all licenses and permits required of it and its employees in the performance of its respective obligations under this Agreement.

8.1.4
Compliance with Laws. FIS and Client shall each comply, at its own expense, with the provisions of all applicable laws and regulations which may be applicable to each party in the performance of their respective obligations under this Agreement, and shall conduct its business in full compliance with all laws, ordinances and regulations applicable to its business or applicable to the other party’s business to the extent that the other party has notified FIS or Client, as the case may be, of the specific laws, ordinances or regulations with which the other party must comply.

8.2
No Interference with Contractual Relationship. Each party warrants that, as of the date hereof, it is not subject to any contractual obligation that would prevent it from entering into this Agreement. Client and FIS each further warrant to the other that entering into this Agreement shall not cause or induce it to breach any of its other contractual obligations.

8.3	Authorization and Effect.

8.3.3
The execution and delivery by FIS of this Agreement and the fulfillment of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of FIS. This Agreement has been duly executed and delivered by FIS and, assuming the due execution and delivery of this Agreement by Client, constitutes a valid and binding obligation of FIS, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor’s rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

8.3.4
The execution and delivery by Client of this Agreement and the fulfillment of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Client. This Agreement has been duly executed and delivered by Client and, assuming the due execution and delivery of this Agreement by FIS, constitutes a valid and binding obligation of

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 17 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

Client, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor’s rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

8.4
Business Practices. Neither Client or any of Client’s directors, officers, agents, employees or other persons associated with or acting on behalf of Client has made or give any payments or inducements, directly or indirectly, to any Government officials in the jurisdictions in which Client conducts business in connection with any opportunity, agreement, license, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of Client, except for such payments or inducements as were lawful under the written laws, rules and regulations of such jurisdictions. Neither Client nor any of Client’s directors, officers, agents, employees or other persons associated with or acting on behalf of Client: (a) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment to any Government official or employee from corporate funds; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (d) made any bribe, unlawful rebate, pay off, influence payment, kickback or other unlawful payment in connection with the business of Client.

8.5
Disclaimer of Warranties. EXCEPT AS EXPLICITLY SET FORTH ABOVE, FIS MAKES NO REPRESENTATION, GUARANTEE OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE (WHETHER OR NOT FIS KNOWS, HAS REASON TO KNOW, OR IS AWARE OF ANY SUCH PURPOSE), OR ERROR-FREE OPERATION, WITH RESPECT TO THE SERVICES RENDERED OR THE RESULTS OBTAINED WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING. CLIENT AGREES THAT ANY AND ALL SUCH REPRESENTATIONS, GUARANTEES AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT ARE HEREBY FOREVER EXCLUDED AND DISCLAIMED. IN ADDITION, FIS DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN CLIENT WITH RESPECT TO THE SERVICES, THIRD PARTY SERVICES, SOFTWARE, DELIVERABLES, EQUIPMENT, AND MATERIALS PROVIDED UNDER THIS AGREEMENT. Notwithstanding the foregoing, FIS agrees to pass to Client any user warranties that FIS has the applicable authority from a third-party provider of products or services to pass to Client with respect to such third-party products or services.

9	DISPUTE RESOLUTION.

9.1
Dispute Resolution. If a dispute arises between FIS and Client with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement or any Schedule hereto, other than disputes regarding a party's compliance with the provisions of Section 6, such dispute shall be settled as set forth in this Article 9. If either party exercises its right to initiate the dispute resolution procedures under this Article 9, then during such procedure any time periods providing for termination of the Agreement or curing any material breach under Article 10 (Termination) shall be suspended automatically, except with respect to any termination or breach arising out of Client’s failure to make timely and complete payments to FIS under this Agreement. At such time as the dispute is resolved, any application of interest or late charges shall apply if and to the extent addressed in the applicable settlement agreement between the parties.

9.2
Resolution Procedures. If any party has any dispute with respect to the terms and conditions of this Agreement or any Schedule hereto, or any subject matter referred to in or governed by this Agreement, that party (through its Relationship Manager) shall provide written notification to the other party (through the other party’s Relationship Manager) in the form of a claim identifying the issue or amount disputed

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

and including a detailed reason for the claim. The party against whom the claim is made shall respond in writing to the claim within thirty (30) calendar days from the date of receipt of the claim document. The party filing the claim shall have an additional thirty (30) calendar days after the receipt of the response to either accept the resolution offered by the other party or request implementation of the Escalation Procedures as set forth in Section 9.3. Failure to meet the time limitations set forth in this Section shall result in the implementation of the Escalation Procedures set forth in Section 9.3 below.

9.3
Escalation Procedures. Each of the parties agrees to negotiate, in good faith, any claim or dispute that has not been satisfactorily resolved following the resolution procedures described in Section 9.2. To this end, each party shall escalate any and all unresolved disputes or claims in accordance with subsections 9.3.1 and 9.3.2 before taking further action.

9.3.1
If the negotiations conducted pursuant to Section 9.2 do not lead to resolution of the underlying dispute or claim to the satisfaction of a party involved in such negotiations, then either party may within ten (10) business days notify the other in writing that he/she desires to elevate the dispute or claim to the Account Relationship Managers of both parties for resolution. Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and the parties’ Account Relationship Managers shall have a period of thirty (30) days within which to negotiate in good faith and each use its reasonable best efforts to resolve such dispute or claim. The location, format, frequency, duration and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations.

9.3.2
If the negotiations conducted pursuant to subsection 9.3.1 do not lead to resolution of the underlying dispute or claim to the satisfaction of a party involved in such negotiations, then either party may within ten (10) business days notify the other in writing that he/she desires to elevate the dispute or claim to the FIS’s executive level and Client’s executive level for resolution. Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and FIS’s executive level and Client’s executive level shall have a period of thirty (30) days within which to negotiate in good faith and each use it’s commercially reasonable efforts to resolve such dispute or claim. The location, format, frequency, duration and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations.

9.4
Confidentiality. All discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in any subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

9.5
Arbitration Procedures. If a claim, controversy or dispute between the parties with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, has not been resolved by use of the Resolution Procedures described in Section 9.2 or the Escalation Procedures described in subsections 9.3.1 and 9.3.2, either party may, within thirty (30) calendar days after the representatives have met to address such claims, controversy or dispute, request binding arbitration of the issue in accordance with the following procedures. (For the avoidance of doubt, arbitration shall not apply to matter that can be addressed under subsection 14.2 (Equitable Remedies).)

9.5.4	Either party may request arbitration by written notice to the other party describing, in reasonable detail, the nature of the dispute, controversy or claim. Such arbitration shall be governed by the

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

Commercial Arbitration Rules (for purposes hereof, “Rules”) of the American Arbitration Association, 1939 Rhode Island Avenue, N.W., Suite 509, Washington, D.C. 20036 ("AAA") as amended by this Agreement, and conducted in English.

9.5.5
Upon either party's request for arbitration, a single arbitrator shall be selected by mutual agreement of the parties to hear the dispute in accordance with the Rules. If the parties are unable to agree upon the arbitrator, then either party may request that the AAA select an arbitrator and such arbitrator shall hear the dispute in accordance with the Rules. Provided however, for disputes amounting to USD $5,000,000 or more, a panel of three arbitrators shall be selected to hear the dispute. In such case, each party shall select one arbitrator who shall be unaffiliated with such party, and the two arbitrators shall select a third arbitrator. If the two arbitrators are unable to agree upon a third arbitrator, the AAA will select the third arbitrator. All arbitrators (whether one or three) shall be knowledgeable about information technology transactions. In the case of a three-arbitrator panel, the decision of a majority shall control. The arbitration shall be held in Jacksonville, Florida.

9.5.6
Each party shall bear its own fees, costs and expenses of the arbitration and its own legal expenses, attorneys' fees and costs of all experts and witnesses. Unless the award provides otherwise, the fees and expenses of the arbitration procedures, including the fees of the arbitrator or arbitrators, will be shared equally by the involved parties.

9.5.7	Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties. Any judgment thereon may be entered and enforced in any court of competent jurisdiction.

9.6
Claim Expiration. No claim to be resolved under this Article 9 may be made more than one year after the date by which the fault or failure was or should reasonably have been discovered; failure to make such claim within the one-year period shall bar the claim under this Article 9.

9.7
Continuation of Services. Unless FIS is bringing an action for Client’s failure to make timely and complete payments to FIS, FIS will continue to provide Services under this Agreement, and Client will continue to make payments to FIS, in accordance with this Agreement, during the dispute resolution procedures described in this Article 9.

10	TERMINATION.

10.1
Termination for Cause. The effective date of any termination of this Agreement or, if applicable, a Schedule shall be the earlier of the expiration of the Term or the effective date of a termination pursuant to one of the following subsections (“Termination Date”). This Agreement and/or any Schedule may be terminated as follows:

10.1.5
If a party makes an assignment for the benefit of creditors, files a petition in bankruptcy, commences any proceeding relating to it under any bankruptcy or similar statute, or there is commenced against such party any proceeding which shall be not dismissed within ninety (90) days, the non-assigning or non-filing party may terminate immediately upon giving notice to the other party.

10.1.6
In the event either party defaults under any material term of this Agreement (or if applicable, of a Schedule), and fails to cure the default within ninety (90) days after receiving written notice of such default by the non-breaching party.

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

10.1.7
In addition, Client may terminate if ***** or more of the FIS Service Level Metrics set forth in an individual Schedule or ***** or more of the FIS Service Level Metrics in the aggregate set forth in all Schedules under this Agreement, are missed in more than in the aggregate *****, provided, however, appropriate and reasonable effort has been given for FIS to cure and Resolution Procedures defined in Section 9.2 and Escalation Procedures defined in Section 9.3 above have been followed which may be initiated upon discovery of the missed service level and run concurrently with the resolution procedures defined in Section 9.2 and Escalation Procedures defined in Section 9.3. In the event Client wishes to elect termination on this basis, such termination will be limited to the Service(s) affected by the Service Levels for the Service under the applicable Schedule; and Client must issue formal notice to FIS under the Agreement.  Such a termination shall be deemed a permitted termination by Client but shall not be deemed due to a material breach by FIS.  For the avoidance of doubt, only the circumstances described above in this subsection shall be deemed to permit Client to terminate such Service, and any other missed service levels will not be deemed to permit such a termination.  Provided further, that Client may only make such election to terminate within a time window up to ***** following the aggregate consecutive months described above.

10.2
Liquidated Damages. The pricing and provision of Services to Client is established by FIS based in substantial part on the volumes, quantities, and time periods established under each applicable Schedule, SOW, or other mutually agreed document for Services under this Agreement (each referred to as “Schedule” for purposes of this Section 10.2). If, before the end of a Schedule’s Term, the Schedule is terminated by FIS due to Client’s uncured material breach, or if Client terminates a Schedule other than due to FIS’s uncured material breach or a termination under Section 10.1.3 above, then Client shall pay FIS liquidated damages, in addition to any other amounts owed, equal to: (i) ***** of the greater of (a) the Services’ average monthly fees calculated based on Client’s average monthly account volumes during the preceding *****, or (b) any applicable minimum fees, or portion thereof, remaining in the then current period of the terminated Schedule, each multiplied by the number of months remaining in the then current period of the terminated Schedule; (ii) any out-of-pocket costs reasonably incurred by FIS as a consequence of the termination; plus (iii) any unpaid one-time fees set forth in the Schedule. Client shall not be entitled to a refund of any pre-paid amounts. Provided however, that if the termination occurs during a Renewal Term or is due to a sale to an unaffiliated third party of Client’s entire portfolio of accounts to which the Services relate without an accompanying assignment of the Agreement, then the percentage stated in item (i) above shall be ***** instead of *****. Client agrees that the early termination amounts under this Section 10.2 are liquidated damages and not a penalty; the damages for such early termination being difficult or impossible to determine in advance and such amounts being a reasonable pre-estimate of FIS’s anticipated loss in the event of such an early termination.

10.2.3
Schedule C Termination. Notwithstanding the above provisions, however, the following terms and conditions shall apply with respect to any early termination of the Services under Schedule C to this Agreement (other than by Client based on an uncured material breach hereunder by FIS, or a termination under Section 10.1.3 above):

10.2.3.1
The ASP Services as defined in Schedule C may not be terminated on a stand-alone basis separately from the other services provided under Schedule C. Any termination of the ASP Services otherwise permitted hereunder will therefore also be a termination of Schedule C in its entirety. If such termination would cause Client to be subject to an obligation of liquidated damages in accordance with Section 10.2 above, then such liquidated damages shall be calculated with respect to all services provided under Schedule C.

10.2.3.2
If the VBO Services as defined in Schedule C are terminated on a stand-alone basis separately from the other services provided under Schedule C, such that Section 10.2 above would cause Client to be subject to an obligation of

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

liquidated damages to FIS as stated therein, then the VBO Services shall be deemed priced at one-half of the fee amounts stated in Exhibit C to Schedule C, and therefore the amount of fees to which the percentages stated in item (i) of Section 10.2 above shall apply shall be computed as ***** of the Services fee amounts stated in Exhibit C to Schedule C as of the Effective Date. By way of example and not limitation, if the amount of Services fees otherwise calculable for purposes of applying Section 10.2 totaled *****, as based upon fees for all Services under Schedule C, with the *****resulting in liquidated damages of *****, then the amount calculated for an early termination of the VBO Services under Schedule C would be one-half of the ***** amount = *****with the ***** resulting in liquidated damages of ***** for the early termination of the VBO Services.

10.2.3.3
In addition, the provision of Section 10.2 stating that the percentage shall change from ***** to ***** if the termination occurs during a Renewal Term, shall also apply to VBO Services if the termination occurs during the ***** of the ***** as well as at any time during a Renewal Term.

10.2.3.4
In lieu of paying the above-described liquidated damages to FIS for an early termination of VBO Services under Schedule C, Client shall have the option of purchasing newly-contracted Services from FIS, in addition to the then-existing Services under this Agreement, in a Services fee amount equal to the then-remaining amount of VBO Services fees during the then-current Term. (Using the example in the subsection 10.2.1.2 above, services fees in the amount of *****.)

10.2.4
Termination Due to Change in Law. In the event of any state or federal court order or state or federal regulatory agency directive or report, or change in any state or federal statute, rule, or regulation, in each case directly affecting Client which, in the written, good faith opinion of experienced financial regulatory counsel as provided by Client to FIS, would subject Client to material risk of liability or material adverse consequence by continuing in performance and meeting its obligations of this Agreement (collectively, a “Change in Law”), Client shall give notice to FIS of such Change in Law and the parties shall negotiate in good faith in an effort to agree on appropriate revisions to this Agreement or the affected Schedule in order to conform with the requirements of such Change in Law. If the parties have been unable to agree on such amendment within ninety (90) calendar days after such notice, then Client may elect to terminate this Agreement or the affected Schedule upon sixty (60) calendar days’ written notice to FIS.   Should Client elect to terminate the entire Agreement or any affected Schedule, such termination will be in accordance with Section 10.2 above, provided however, the portion of liquidated damages stated in item (i) of Section 10.2 shall be the lesser of the liquidated damages as provided therein or (b) *****.

10.3
Return of Material. Within thirty (30) days after the Termination Date, FIS, at Client’s sole cost and expense at then-current rates, will return all material and property owned by Client and the Client Affiliates, as well as all material and property of a proprietary nature involving Client and the Client Affiliates. In addition, upon Client’s request, FIS shall provide to Client copies of Client data files and records on magnetic media, or to destroy Client's data files and records in its possession and to certify promptly to Client as to the completed destruction of these materials. Within thirty (30) days after the earlier of (i) the Termination Date or (ii) expiration of the Term, Client will return all FIS Software and FIS Provided Third Party Software, documentation and other FIS Confidential Information to FIS or

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

destroy all of such software, documentation and FIS Confidential Information and provide written certification of such destruction to FIS.

10.4
Transition Assistance. Upon termination of the Agreement or a Schedule, FIS shall provide such transition assistance as the parties mutually agree. The transition assistance services will be provided as reasonably requested by Client for up to ***** commencing on the date Client delivers a notice of intent to terminate as permitted hereunder for this Agreement or applicable Schedule. The specific provisions, terms and conditions shall be as stated in the applicable Schedule(s), or if the parties so agree, shall be as stated in a mutually-agreed addendum, amendment, or Statement of Work under the applicable Schedule(s). The amounts that Client shall pay FIS to perform the transition assistance shall be at FIS’s then current rates, plus related reasonable and actual travel, lodging and other travel-related expenses and materials charges. During the transition assistance period described above, FIS shall cooperate with Client and (if applicable) Client’s designee and provide the assistance reasonably requested by Client or such designee. Client’s designee (if any) must sign a non-disclosure agreement (“NDA”) with FIS before the transition assistance begins. Within thirty (30) days, and as mutually agreed, after the expiration of the termination assistance period, FIS will provide Client’s data and return in a mutually agreed format, as defined in Section 10.3.

10.5
Survival after Termination Date. The provisions of this Agreement that by their nature are intended to survive expiration or any termination, including without limitation Article 6 (Confidentiality Obligations), Article 7 (Intellectual Property, Ownership and Use Rights), Section 3.4 (Non-Solicitation), Section 10.4 (Transition Assistance), this Section 10.5 (Survival after Termination Date), Article 11 (Indemnification), Article 12 (Limitations of Liability), and Article 14 (General Provisions), shall survive the Termination Date of each Schedule and the Termination Date of this Agreement.

11	INDEMNIFICATION.

11.1
Mutual Indemnities. Each party shall, subject to Article 12 below, indemnify, defend and hold harmless the other party and its officers, employees, directors, agents and shareholders, in their individual capacities or otherwise (collectively “Indemnitees”), and hold them harmless from and against any and all losses, claims, demands, penalties, actions, causes of action, suits, obligations, liabilities, damages, delays, costs or expenses, including without limitation attorney's fees (collectively, "Losses”) resulting from a third party’s claim for bodily injury, death, or damage to or loss (including theft) or destruction of any real property or tangible personal property caused by: (a) the grossly negligent or reckless actions or inactions of any employee, agent or contractor of the indemnifying party in the course of any performance under this Agreement, or (b) to the extent such Losses result from any gross negligence, reckless disregard, willful misconduct, or breach of statutory duty of the indemnifying party, its employees, agents or contractors.

11.2
FIS Indemnities. FIS shall, subject to Article 12 below, defend Client and its Indemnitees from and against any and all Losses asserted by a third party against Client, and shall indemnify and hold harmless Client from and against any damages, costs, and expenses of such third party awarded against Client by a final court judgment or a settlement made or approved by FIS, in accordance with this Section 11.2, resulting from any action, litigation, or claim by such third party alleging or based on (i) FIS’s failure to comply with laws applicable to FIS as a provider of a Service or Deliverable under this Agreement; (ii) FIS’s breach of Article 6 of this Agreement related to confidentiality or security of NPI or other Client Proprietary Information or any such breach caused by negligent actions or omissions of any employee, agent or contractor of FIS; or (iii) that a Service or Deliverable infringes an effective U.S. Letter Patent, registered trademark, or copyright; provided, however, that FIS shall not be liable for (and Client shall indemnify FIS against) any infringement or alleged infringement to the extent such infringement or alleged infringement results, in whole or in part, from: (a) use of a Service or Deliverable in a manner or for a purpose not described in the Agreement or applicable Schedule; (b) use of a Service or Deliverable

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

in combination with computer programs, processes, hardware, software, data, systems, or services owned, licensed or provided by someone other than FIS or its Affiliate(s); (c) Client’s products or services; (d) any modification, change, amendment, customization, adaptation, or derivative work not provided or made wholly by FIS or its Affiliate(s) and not approved by FIS or such Affiliate(s) in writing; or (e) Client's failure to implement reasonable corrections, changes, enhancements, modifications, releases, updates, or (when applicable) new versions provided by FIS or its Affiliate(s). If a claim of infringement has been asserted, or in FIS's opinion may be asserted, FIS may at its option either: (1) procure for Client the right to continue using the Service or Deliverable; (2) replace or modify the Service or Deliverable so that it avoids a claim of infringement provided such replacement or modification results in a substantially similar Service or Deliverable; (3) terminate the applicable Schedule or Statement of Work under a transition SOW mutually agreed by the parties and refund all applicable pre-paid fees covering future use of the Service or Deliverable, and discharge its obligations hereunder concerning settlement, defense and indemnification with respect to any remaining claims; or (4) defend the claim on Client’s behalf and pay any associated costs or damages.

11.3
Client Indemnities. Client shall, subject to Article 12 below, defend FIS and its Indemnitees from and against any and all Losses asserted by a third party against FIS, and shall indemnify and hold harmless FIS from and against any damages, costs, and expenses of such third party awarded against FIS by a final court judgment or a settlement made or approved by Client, in accordance with this Section 11.3, resulting from any action, litigation, or claim by such third party alleging or based on: (i) Client’s use of a Service, Deliverables, or documentation or materials provided by FIS in connection with any Service or Deliverables, in violation of applicable use restrictions or other Client obligations under the applicable Schedule or this Agreement; (ii) actual or alleged infringement of any patent, copyright or similar intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the Client’s software, or other Client Resources furnished hereunder by Client as used by FIS in performing or providing Services or Deliverables; (iii) Client-provided third party software, to the extent that FIS can claim through Client as Client’s services provider for Client’s rights as licensee of such third-party software; (iv) inaccurate or incomplete data, information, or any content provided by or on behalf of Client or any customer of Client; (v) Client’s use of a Service and/or Deliverable with computer programs, products, or services owned, licensed or provided by someone other than FIS or FIS’s Affiliate(s); (vi) Client’s failure to comply with laws applicable to its receipt, use, or other performance with respect to the Services and/or Deliverables; (vii) Client’s failure to comply with the terms of any Third Party Service agreement; (viii) any claim of libel, data breach, violation of privacy rights, unfair competition, or infringement of patents, trademarks, copyrights, or other intellectual property caused by Client or Client’s customer. If a claim of infringement has been asserted, or in Client’s opinion is about or likely to be asserted, Client may, at its option either: (1) procure for FIS the right to continue using the property or resource that is the subject of the claim; (2) replace or modify the property or resource that is the subject of the claim so that it becomes non-infringing provided such replacement or modification results in a substantially similar property or resource; or (3) defend the claim or action on FIS’s behalf and pay any associated costs or damages.

11.4
Procedures. The party seeking indemnification under subsection 11.1, 11.2, or 11.3 above must give prompt notice to the indemnifying party of any claim thereunder, provided that failure or delay in giving such notice shall not relieve the indemnifying party of any liability or obligation except to the extent that it can demonstrate that its response, defense or settlement of such claim is prejudiced thereby. The indemnifying party’s obligations are conditioned upon: (a) the indemnifying party having sole control over the defense and settlement of each claim, provided that the indemnifying party shall not make any admission on behalf of any Indemnitee, nor settle any claim without the indemnified party’s written consent, such consent not to be unreasonably withheld, delayed or denied; (b) the indemnified party’s reasonable cooperation during response, defense and settlement efforts at the expense of the indemnifying party; and (c) the Indemnitees’ not making any admission, concession, consent judgment, default judgment or settlement of any claim or any part thereof.

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

11.5
Sole and Exclusive Remedy. The foregoing provisions of subsections 11.1, 11.2, 11.3, and 11.4 represent the sole and exclusive obligations and remedies of each party with regard to any matter described in this Article 11.

11.6
Use of Dispute Resolution Procedures. The parties shall to the maximum extent possible use the provisions of Article 9 (Dispute Resolution) with respect to the submission of any claim for indemnification under this Agreement and the resolution of any disputes relating to such claim.

12	LIMITATIONS OF LIABILITY.

12.1
Direct Damages. THE LIABILITY OF FIS, ITS AFFILIATES, AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND CONTRACTORS FOR ANY AND ALL CLAIMS AND CAUSES OF ACTION, WHENEVER BROUGHT, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, ARISING UNDER OR RELATED TO THIS AGREEMENT OR ANY SCHEDULE, SERVICE, DELIVERABLE, OR OTHER PERFORMANCE HEREUNDER, SHALL BE LIMITED TO CLIENT’S DIRECT OUT-OF-POCKET COSTS AND DAMAGES, ACTUALLY INCURRED, UP TO AND UNDER NO CIRCUMSTANCES EXCEEDING IN THE CUMULATIVE AGGREGATE THE AMOUNT PAID BY CLIENT TO FIS FOR THE SERVICES UNDER THE SOW OR SCHEDULE WHICH GAVE RISE TO THE FIRST CLAIM DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE DATE SUCH FIRST CLAIM AROSE.

12.1.7
THE FOLLOWING MONETARY AMOUNTS SHALL BE DEEMED DIRECT OUT-OF-POCKET DAMAGES AS DESCRIBED ABOVE: (1) MONETARY FINES OR PENALTIES IMPOSED BY ANY APPLICABLE GOVERNMENT REGULATORY AGENCY; (2) REASONABLE COSTS OF (A) GIVING NOTICE AND PROVIDING TWELVE (12) MONTHS OF CREDIT MONITORING TO CONSUMER CUSTOMERS WHOSE NPI, OR ANY PART THEREOF, HAS BEEN COMPROMISED AS A RESULT OF A DATA BREACH, AND (B) RESPONDING TO REGULATORY INQUIRIES AS A RESULT OF SUCH DATA BREACH; (3) THE AMOUNT OF A FINAL, NON-APPEALABLE JUDGMENT ON A THIRD-PARTY CLAIM GOVERNED BY ARTICLE 11 ABOVE; AND (4) DEFENSE COSTS INCLUDING ATTORNEY FEES ON THIRD-PARTY CLAIMS GOVERNED BY ARTICLE 11 ABOVE.

12.1.8
THE PARTIES AGREE THAT IN THE EVENT THAT ANY MONETARY AMOUNTS DESCRIBED IN SUBSECTION 12.1.1 ABOVE ARE CONSIDERED BY A COURT TO BE CONSEQUENTIAL DAMAGES FOR PURPOSES OF THIS ARTICLE 12, THEN THE GENERAL EXCLUSION OF CONSEQUENTIAL DAMAGES SET FORTH IN SECTION 12.1.3 BELOW WILL NOT APPLY TO SUCH MONETARY AMOUNTS.

12.1.9
THE PARTIES FURTHER AGREE THAT, AS TO CLAIMS AND AMOUNTS GOVERNED BY ARTICLE 11 (INDEMNIFICATION) ABOVE, THE LIMITATION AMOUNT DESCRIBED IN SECTION 12.1 ABOVE SHALL BE COMPUTED UTILIZING TWENTY-FOUR (24) MONTHS RATHER THAN TWELVE (12) MONTHS AS STATED THEREIN.

12.2
Consequential Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY LOSS OF PROFITS, BUSINESS, REPUTATION OR SAVINGS OR FOR THE CLAIMS OR DEMANDS MADE BY ANY THIRD

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Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

PARTIES, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The parties agree that these limitations and exclusions shall govern even if they cause any remedy to fail of its essential purpose.

12.3
Disclaimer of Liability for Certain Losses. Notwithstanding anything to the contrary herein or in any Schedule or other document pertaining to this Agreement, under no circumstances shall FIS be liable to the extent of any Losses caused, directly or indirectly, in whole or in part, by: (i) Client; (ii) a third party, other than FIS's authorized agents; (iii) use of attachments, content, features, or devices owned or provided by Client or one other than FIS or FIS’s Affiliate(s); (iv) improper or inadequate conditions at a site that is not in premises owned or leased by FIS or FIS’s Affiliate; (v) improper or incomplete installation not caused by FIS or its Affiliate(s) or its or their authorized agents; (vi) any change, reconfiguration, transfer, upgrade, or relocation performed by one other than FIS or its Affiliate(s) or its or their authorized agents; (vii) abuse, misuse, alteration or use that is inconsistent with the terms of the applicable Schedule or this Agreement; (viii) incorrect or incomplete data or information supplied by Client, its customer(s), or anyone acting on behalf of Client or its customer(s); (ix) content, data, information, software, hardware, programs or systems not supplied by FIS or FIS’s Affiliate(s); (x) a Force Majeure Event; or (xi) any failure, error, act or omission not directly attributable to FIS or under FIS’s direct control.

13	INSURANCE.

13.1	FIS Insurance. FIS will maintain the insurance coverages stated below during the Term of each Schedule:

(a)	statutory workers’ compensation;

(b)	employer’s liability insurance in the amount of $1,000,000 per occurrence, covering bodily injury by accident or disease, including death;

(c)	commercial general liability in the amount of $1,000,000 per occurrence, $2,000,000 in the aggregate;

(d)
commercial automobile liability covering all vehicles that FIS owns, hires or leases in connection with the Services in the amount of $1,000,000 (combined single limit for bodily injury and property damage);

(e)	excess or umbrella liability in the amount of $5,000,000 in the aggregate; and

(f)
crime insurance, with coverage extended to include property of Client in the care, custody, or control of FIS, or for which FIS is legally liable, with limits of $5,000,000 per claim and in the aggregate.

Insurers will be A.M. Best rated at A- VIII and certificates of insurance on the latest ACORD form will be issued upon execution of this Agreement and after each insurance renewal until expiration or any termination of this Agreement.

13.2
Client Insurance. Client will maintain such insurance coverages of comparable types and in comparable amounts in order to cover Client’s potential liabilities under this Agreement with respect to the provision of Client software, use of Client premises, and other Client Resources and Client obligations involved in the receipt and use of the Services.

13.3
Limitations and Self Insurance. The foregoing obligations shall not apply as to any damage caused by the other party’s gross negligence or willful misconduct, or caused by any third parties. Subject to annual renewal, FIS may satisfy the above provisions provision by its self-insurance.

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 26 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

14	GENERAL PROVISIONS.

14.1
Notices. Except as otherwise expressly provided under this Agreement or in any Schedule, all notices, demands or requests or other communications required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed to have been duly given upon receipt by the designated recipient when delivered in person, by U.S. first-class certified mail (return receipt requested), or via a reputable air courier or delivery service and addressed as follows:

If to Client:        Pioneer Financial Services, Inc
4700 Belleview, Suite 300
Kansas City, MO 64112
Attention: Jodi Vickery, Chief Administrative Officer

With a copy to:            MidCountry Financial Corp
500 Northridge Rd, Suite 200
Atlanta, GA 30350
Attn: General Counsel

If to FIS:        Fidelity Information Services, LLC
601 Riverside Avenue
Jacksonville, FL 32204, USA
Attention: Auto Finance – Division Executive & LFI Executive

With a copy to:        Fidelity Information Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204, USA
Attention: General Counsel

The address to which such notices, demands, request, or other communications are to be given by either party may be changed by written notice given by such party to the other pursuant to this Section 14.1. If a communication is permitted to be received by facsimile, delivery will be effective when sent by confirmed facsimile transmission and received during normal business hours at the receiving location (or if received after normal business hours, then effective the next business day).

14.2
Equitable Remedies. The parties agree that any remedies at law for the breach or threatened breach of the Article 6 Confidentiality Obligations, Article 7 Intellectual Property or Ownership Rights, or Section 4.3 Non-Solicitation restrictive covenant may be inadequate, and that the aggrieved party will be entitled to seek injunctive or other equitable relief without bond in any court of competent jurisdiction, in addition to and without prejudice to any other rights or remedies which the aggrieved party may have for such breach or threatened breach. The party seeking such equitable relief shall not be required to post a bond, or if a bond is required then the amount of such bond shall not exceed ten thousand dollars U.S. ($10,000).

14.3
Assignment. Neither party may sell, assign, convey, or transfer, by operation of law, or otherwise, its rights, interests or delegate any of its obligations under this Agreement or any Schedule hereto to any person or entity without the prior written consent of the other party which the other party may withhold in its sole discretion or may condition, without limitation, upon reasonable assurances of the assignee’s financial integrity and ability to perform the assigning party’s obligations of this Agreement. Provided however, that either party may assign this Agreement in whole (and not in part) in direct connection with a merger, acquisition, reorganization, change of control, or sale of all or substantially all of the assets to which the subject matter of this Agreement relates, by giving such notice to the other party as promptly

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 27 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

as reasonably possible under the circumstances, and only so long as the assignee is not a competitor of the non-assigning party. Any purported assignment contrary to the foregoing provisions shall be void and of no effect. Subject to the foregoing, this Agreement and the Schedules hereto shall bind and inure to the benefit of the parties, their permitted assigns and successors.

14.4
Force Majeure. Neither party shall be held liable for any delay or failure in performance of its obligations under this Agreement or any Schedule hereto from any cause, event or condition beyond its reasonable control and without its fault or negligence (as described and defined herein, “Force Majeure”), including, but not limited to, act of God, act of civil or military authority, martial law, government agencies, orders or regulations, delay or failure to receive required government approvals, embargoes, epidemics, war, terrorist act, riot, insurrection, civil disobedience, fire, explosion, earthquake, nuclear accident, flood, power blackout affecting a required facility, unusually severe weather, inability to secure products or services of other persons or transportation facilities, act or omissions of transportation carriers, or delays associated with visa, immigration and/or custom problems (“Affected Performance”).

14.4.1
Upon occurrence of a Force Majeure cause, event or condition, the party whose performance is affected shall give written notice to the other party describing the Affected Performance, and the parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact on both parties. The parties agree that the party whose performance is affected shall use commercially reasonable efforts to mitigate the effects of the Force Majeure events and recommence the Affected Performance. The other party shall provide reasonable cooperation to such commercially reasonable efforts.

14.4.2
If delay caused by the Force Majeure lasts for thirty (30) calendar days or more, the parties shall negotiate an equitable modification to this applicable Schedule with respect to the Affected Performance. If the parties are unable to agree upon an equitable modification within fifteen (15) business days after such thirty (30) cay period has expired, then either party shall be entitled to serve sixty (60) days’ notice of termination on the other party, only with respect to the Service affected by the Force Majeure, and FIS shall be entitled to be paid for that portion of the Service (and if applicable, Affected Performance) which FIS has completed or is in the process of completing through the applicable Termination Date. For the avoidance of doubt, any provisions of the applicable Schedule or this Agreement providing for transition services related to any termination, subject to the provisions of this Section 14.4, shall apply in the event of a termination under this subsection 14.4.2.

14.4.3
In any event in which the Affected Performance has been recommenced for sixty (60) days and neither party has given a termination notice under subsection 14.4.2 above, then neither party shall retain a right to terminate under subsection 14.4.2, and any remaining claims by either party pertaining to the Affected Performance shall be resolved by the dispute resolution procedures of Article 9.

14.5
Time of Performance and Increased Costs. FIS’s time of performance with respect to Services performed under this Agreement shall be adjusted, if and to the extent reasonably necessary, in the event that: (a) Client fails to timely submit data, information or resources in the prescribed form or in accordance with Client’s obligations of the applicable Schedule or this Agreement, (b) Client fails to perform on a timely basis the functions or other responsibilities of Client described in the applicable Schedule or this Agreement, (c) an Affected Performance prevents timely or complete performance, (d) Client or any governmental agency authorized to regulate or supervise Client makes any special request which affects FIS’s normal performance schedule, (e) Client changes priorities pursuant to a Schedule or this Agreement to an extent that affects FIS’s performance scope or schedule, or (g) any Client-provided software or other Client-provided resource does not perform in accordance with its specifications. In addition, if any

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 28 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

of the above occurs and will result in an increased cost to FIS for providing the affected Service or Deliverable, Client will be responsible for such increased costs.

14.6
Governing Law. This Agreement and each Schedule are governed by and shall be construed in accordance with the laws of the State of Florida without regard to principles of conflict of laws. The prevailing party may be entitled to reasonable attorneys’ fees (which may be the allocable cost of in-house counsel) and costs incurred by it in prosecuting or defending such action, in addition to any other relief to which it may be entitled, which shall be included as a part of any judgment rendered in such action. In the event of any judicial proceedings relating to this Agreement or any Schedule, the parties agree irrevocably to waiver of any claim of right to trial by jury. The parties agree that the Uniform Computer Information Transaction Act (UCITA) or any version of UCITA adopted by any state will not govern or be used to interpret this Agreement, Schedules and SOW; and further agree that the U.N. Convention on Contracts for the International Sale of Goods does not apply to and will not govern or be used to interpret this Agreement, Schedules, and Statements of Work.

14.7
Entire Agreement. This Agreement and each Schedule hereto contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter hereof, and supersedes any and all prior and other agreements, discussions, negotiations, representations, proposals, commitments, understandings, marketing brochures, sales correspondence, and other communications, whether oral or written, express or implied, relating to this subject matter.

14.8
Amendments and Waivers. Neither this Agreement nor any Schedule may be modified or amended except in writing and signed by the parties hereto. No waiver of any provisions of this Agreement or any Schedule and no consent to any default under this Agreement or any Schedule shall be effective unless the same shall be in writing and signed by an authorized representative of the party against whom such waiver or consent is claimed. No course of dealing or failure of any party to enforce strictly any term, right or condition of this Agreement or any Schedule shall be construed as a waiver of such or any other term, right or condition. Waiver by either party of any default by the other party shall not be deemed a waiver of any other, prior, or subsequent default.

14.9
Severability. If any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under law, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such unenforceable provision or provisions had never been contained herein, provided that the removal of such offending term or provision does not materially alter the burdens or benefits of either of the parties under this Agreement or any Schedule hereto. The parties will negotiate in good faith a replacement provision if any material provision of this Agreement, a Schedule or SOW is held unenforceable.

14.10
Third Party Beneficiaries. The provisions of this Agreement and each Schedule are for the benefit of the parties and not for any other person; they do not confer or create any third-party beneficiary rights. Should any third party institute proceedings, this Agreement and the Schedules hereto and performance hereunder shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right.

14.11
Government Restricted Rights. FIS will not under this Agreement provide Services or Deliverables to or in support of a governmental entity unless the parties expressly agree otherwise.  In all events, however, and notwithstanding anything to the contrary, the following terms will apply:  As defined in Federal Acquisition Regulation ("FAR") section 2.101, Defense Federal Acquisition Regulation ("DFAR") section 252.227-7014(a)(1) and DFAR section 252.227-7014(a)(5) or otherwise, any software, programs, and technical data that may be provided or used in connection with this Agreement, and any accompanying documentation, are "commercial items," "commercial computer software" and/or "commercial computer software documentation."  Consistent with FAR section 12.212 (48 C.F.R. 12.212)

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 29 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Master Services Agreement

(Computer Software) and 12.211 (48 C.F.R. 12.211) (Technical Data) of the FAR and its successors (as to civilian agencies), 48 C.F.R. 227.7202-3 of the DFAR Supplement and its successors (as to the U.S. Department of Defense and any agency therein), any use, modification, reproduction, release, performance, display, disclosure or distribution thereof by or for the U.S. Government or any agency thereof shall be governed solely by the terms of this Agreement and subject to FIS’s obligations to its licensors (and as to any provided by FIS licensors, prohibited except to the extent expressly permitted by such licensors).  Client will ensure that any copy used or possessed by or for the U.S. Government is labeled to reflect the foregoing.  The parties recognize that state and local governments are not bound by the FAR.  If state or local governments will not accept the provisions of FAR 12.211 and 12.212 in their licenses, then before making any such item available, Client will give FIS the option of precluding Client from making it available to such state or local government. Contractor is: Fidelity Information Services, LLC, 601 Riverside Avenue, Jacksonville, Florida 32204.

14.12
Interpretation. The headings and numbering of sections in this Agreement and each Schedule hereto are for convenience only and shall not be construed to define or limit any of the terms or affect the scope, meaning or interpretation of this Agreement and each Schedule or the particular section to which they relate. This Agreement and each Schedule hereto and the provisions contained herein and therein shall not be construed or interpreted for or against any party because that party drafted or caused its legal representative to draft any of its provisions. If there is a conflict between the provisions of a Schedule and this Agreement, the provisions in the Schedule shall govern with respect to the Services under such Schedule, provided that nothing in a Schedule or any other document pertaining to a Schedule or this Agreement or the Services shall operate to alter any provisions of Articles 6, 7, 11, 12, or 14 (Confidentiality Obligations; Intellectual Property, Ownership and Use Rights; Indemnification; Limitations of Liability; and the General Provisions).

14.13
Executed in Counterparts. This Agreement and each Schedule may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by electronic or facsimile signatures if transmitted in a manner such that the signatures can be seen, and such signatures will bind each party as if they were original signatures.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned representatives of the parties, thereunto duly authorized, as of the Effective Date.

FIDELITY INFORMATION SERVICES, LLC	PIONEER FINANCIAL SERVICES, INC.
By:	By:
Name:	Name:
Its (Title):	Its (Title):
Date signed:	Date signed:

(PID # 224877)        ______ initials _______initials

Proprietary and Confidential Information – Fidelity Information Services, LLC    Page 30 of 35

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

This Schedule A – FIS’s proprietary Origenate® and PortfolioRevue Application Service Provider (ASP) Services (“Schedule A”) to the Master Services Agreement between Pioneer Financial Services, Inc. of Kansas City, Missouri (“Client”) and Fidelity Information Services, LLC (“FIS”) is made effective as of the Services Effective Date stated in the Agreement. The Term of this Schedule is as defined in the Agreement. By entering into this Schedule A under the Agreement, Client has engaged FIS to provide the use of FIS’s Service using FIS’s proprietary Origenate® and PortfolioRevue programs, utilizing the FIS system platform hosted by FIS for the provision of these Services to Client, as more particularly described in this Schedule, for the fees and charges and upon the terms and conditions set forth below and in the exhibits to this Schedule. Unless otherwise defined herein, capitalized terms used in this Schedule A shall have the meaning assigned to them in the Agreement. The following exhibits are incorporated under this Schedule:

•	Exhibit A – Services Descriptions

•	Part A – Origenate® Service Descriptions

•	Part B – PortfolioRevue Service Descriptions

•	A-1 Hosting and Maintenance Provisions

•	A-2 Credit Bureau Attributes

•	A-3 Carleton SmartCalcs

•	A-4 Carleton SmartDocs

•	Exhibit B – Service Levels

•	Exhibit C – Charges

PART A: Origenate® – Service, Terms and Conditions

1.     Definitions. In addition to the capitalized terms defined in the Agreement and elsewhere in this Schedule A, the following definitions apply to these capitalized terms for the Service:

1.1    “Authorized Credit Aggregation Network” means a network that allows credit application be taken from an origination source such as an auto dealer, and allows it to be forwarded to a number of funding sources and is processed in multiple ways. A credit aggregator can take applications from consumers or third parties.

1.2    “Billing Month” means the period of time between the twenty-fifth (25th) calendar day of the month through the twenty-fourth (24th) calendar day of the immediately successive month.

1.3    "Booked Loan" is a Credit Application where the Credit Decision was ultimately an approved Loan that is booked and funded with an anticipated disbursement date which is created by Client through the Service.

1.4     “Contract Processed” means an approved contract that is logged into the contract processing module of the Service, regardless of whether such contract ultimately becomes funded.
1.5    “Configuration Specifications Workbook” means the document containing the written responses, sample expected deliverables, and any Client specified and approved requirement definitions provided by Client relating to its specific business needs, and which includes the score card specifications and the interface specifications as well as Client’s selected configuration requirements and specifications for the Service and which upon approval and execution by Client will be incorporated within the Implementation Specifications Document (defined below)

1.6    “Credit Application” means information submitted to the Service in connection with a request for a Credit Decision.

1.7    “Credit Decision” means a preliminary or final assessment, analysis or determination with respect to: (a) whether to make, purchase or sell a Loan, (b) whether the making, purchasing or selling of a Loan satisfies certain criteria, or a policy or rule, or (c) the credit worthiness of an applicant for a Loan.

1.8     “Consumer Web Portal” means an internet-accessible portal provided by FIS, and may also mean an internet-accessible portal provided by Client for purposes of the Service, made available to the consumers who are Permitted Users (as defined below).

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 1 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

1.9    “Data” means information transmitted in electronic form by Client or its customer through the Service, including, without limitation, any credit applications, credit reports, electronic contracts or information whether provided directly or indirectly. Client and FIS may from time to time, with written consent from the other, add additional data fields to, or delete certain data fields from the Data accessed through the Service. These fields will be included in the term “Data”.

1.10    “Databases” means the databases used with the Origenate and PorfolioRevue Services to store Data and Client Configuration.

1.11    “Data Center” means the area of the building or buildings where the System is physically located including all required equipment to support the system.

1.12    “Detailed Project Plan” means the written plan identifying the steps necessary for the configuration, delivery, installation, and testing of the Service, including a schedule of milestones and/or tasks with due dates and owners that will be jointly developed by all of the project stakeholders and will be maintained by the Parties’ Relationship Managers.

1.13    “Equipment” means any hardware, router, mechanism, device, or software used in connection with the Service, excluding the Service itself.

1.14    “External Site” means Equipment sites or web sites used by or on behalf of a third party to transmit data to, or receive data from, the Service.

1.15    “Implementation Specifications Document” means the document prepared by FIS and provided to Client in accordance with SOW 01 which identifies the approved detailed business requirements, approved data requirements for reports, the approved Product Enhancement Documents (also referred to as PEDs) and the approved Detailed Project Plan and the approved Configuration Specifications Workbook submitted by Client to FIS.

1.16    “Loan” means a retail auto loan or other secured (by personal property) or unsecured, direct or indirect, retail closed-end consumer loan (other than any type of line of credit) to a person or entity, with a fixed term where the funds cannot be re-borrowed.

1.17    “Network” when used as a term by itself means the Equipment and, when applicable, telecommunications and/or internet circuits operated by FIS to run the System and to provide Client remote access to the Service.

1.18    “Origenate® Service” means the use of Origenate® Service components, interfaces and modules, as well as the third-party components, identified in Exhibit A and used by Client, as provided by FIS to Client as described in and subject to the terms and conditions of this Schedule A.

1.19    “Permitted Users” for purposes of this Schedule A means Client’s employees, Client’s retailer customers and potential retailer customers in the United States, as well as consumers who are customers or potential customers of Client or of Client’s retailer customers who access and use the Service through the Consumer Web Portal or through Client’s retailer customers. For purposes of this Schedule A, “employee” as used in the definition of “Permitted Users” means individuals who are employed by and involved in the functions of Client detailed in Exhibit A.

1.20    “PortfolioRevue Service” means the use of PortfolioRevue Service components, interfaces and modules, as well as the third-party components, identified in Exhibit A Part B and used by Client, as provided by FIS to Client as described in and subject to the terms and conditions of this Schedule A Part B.

1.21    “Service Documentation” means the Origenate Service Implementation Specifications Document, PortfolioRevue Data and Configuration Specifications Document. and any other written or electronic documentation provided by FIS to Client or its Permitted Users for use in connection with the Service.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 2 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

1.22    ”Service Error” means a material documented instance of the Service not performing in accordance with the Implementation Specifications Document and Service Documentation, but does not included any instance caused by any condition or event set forth in Exhibit B, Section 5.

1.23     “Service Levels” means the Service Levels in Exhibit B and procedures set forth in Exhibit B and which may be modified during the Term as stated therein.

1.24    “System” means FIS’s Origenate® Service and PortfolioRevue Service programs, related interfaces and programs, and all Equipment, Network, and computing devices provided or used by FIS in order to provide the use of the Service to Client on an application service provider basis in accordance with this Schedule A.

2. Use Rights. Subject to all of the terms and conditions of this Schedule A under the Agreement, FIS will provide Client and its Permitted Users use of the Service in accordance with this Schedule A for the applicable fees and charges stated herein during the Term, on a non-exclusive, non-transferable (subject to a permitted assignment of the Agreement) basis. Each of the following subsections is a condition of the use by Client and its Permitted Users of the Service under this Schedule A:

2.1     Scope of Use. Client and its Permitted Users will use the Service exclusively for the line of business identified in Exhibit A, and only in connection with Loans, or Credit Applications for Loans booked and funded in the U.S.A. by Client or its Permitted Users. In addition, Client and Permitted Users will not:

(a)     Provide any third party access to or use of the Service or System, or otherwise operate the Service in a service bureau environment;

(b)     Use the Service to make any Credit Decision for a third party, or use the Service to provide any other services to a third party;

(c)     Use the Service for any accounts or potential accounts not based in the United States, or use the Service to process a Credit Application for a financial institution domiciled outside the United States; or to process a Credit Application for a foreign branch office of a domestic financial institution; for the avoidance of doubt Client may take an application for a member of a US military armed services who are based outside the US as long as a US Equifax, Experian or TransUnion credit bureau is used in conjunction with the applicant’s US address; or

(d)    Reverse engineer the Service or otherwise obtain any source code of the Service or the System.

2.2     Databases. Client may not modify the Service’s Databases, or add to, modify or delete any data in the Service’s Databases, except through permitted use of the Service in accordance with the Service Documentation and Implementation Specifications Document or in accordance with FIS’s written permission, directions, specifications and requirements. However, Client may execute certain independent routines or software (such as report generating software) that access and/or extract data from the Origenate database provided that such routines are restricted to read-only access to the Origenate database.

2.3     Permitted User Compliance. Client is responsible and liable for damages for any failure by a Permitted User to comply with this Schedule A.

2.4     Independent Contractors. In addition, Client is authorized to permit independent contractors who perform services for Client to use the Service for purposes of their services to Client, provided that such independent contractors are subject to confidentiality and intellectual property right restrictions regarding FIS’s Confidential Information and intellectual property rights which are at least materially as stringent as those established under this Schedule and the Agreement.

2.5    Third Party Compliance. Client is responsible for compliance by it and its Permitted Users with the terms and conditions of each third party who provides any Third Party Service in connection with this Schedule, and will be liable to such third party(ies) for any failure by Client any of its Affiliate(s) (if applicable), and any of its Permitted Users to comply with such third-party terms and conditions.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 3 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

3.     Implementation. The Parties will implement the Services, utilizing the specifications outlined in the Implementation Specifications Document, as outlined in SOW 01- Implementation Services.

4.     Interfaces. Client must use the Service and any interface that accompanies it as described in the Service Documentation.

4.1     Standard Interfaces Accompanying the Service. The Service will be delivered to Client with certain standard interfaces as identified in Exhibit A (“Standard Interfaces”).

4.2    Other Interfaces. Client may request and use other interfaces with the Service that are not Standard Interfaces (“Other Interfaces”) and are not included as of the Effective Date. Client may request Other Interfaces, provided such requests will be deemed Change Requests for additional Services under the Agreement and mutually agreed under one or more Statements of Work under the Agreement and with reference to this Schedule.

5.    Client Responsibilities.

5.1
Notwithstanding anything to the contrary in this Schedule A, Client remains solely responsible for selection of the Service’s configuration and selection of any interface with External Sites. Client will fulfill its responsibilities under this Schedule A including all exhibits for access to and use of the Service.

5.2
Payments and Payment Terms. FIS’s obligations and Client’s rights under this Schedule A are conditioned upon Client’s compliance with all applicable payment obligations in the Agreement and this Schedule A, including without limitation those set out in Exhibit C.

5.3	Client is solely responsible for:

(a)	Client’s use, and (except for FIS’s responsibilities hereunder) operating and maintaining of the Service;

(b)     The content and form of any data entered into the Service; and

(c)    Cooperation with FIS as reasonably requested by FIS so that FIS may provide the Service and provide service levels and support as described in this Schedule.

5.2
Representations and Warranties. Client represents and warrants to FIS that no use that Client or any Permitted User makes of the Service or of any data or other information entered into the Service by or on behalf of Client or any Permitted User violates or will violate any: (1) any right of any third party or person, including without limitation any privacy or confidentiality right, or (2) law or regulation, including without limitation any privacy, consumer credit or fair trade practices law or regulation.

5.5	ALL DATA AND INFORMATION PROVIDED BY FIS THROUGH THE SERVICE ARE PROVIDED ON AN “AS IS, AS AVAILABLE” BASIS, WITHOUT EXPRESS OR IMPLIED WARRANTIES OF ANY KIND.

5.6	Client acknowledges and agrees that FIS is not a “credit-reporting agency” or “reseller” as defined in the Federal Fair Credit Reporting Act or any similar state law or regulation.

6.
Transaction Billing Data. FIS may access the Service and its databases in order to extract data relating to Credit Application volume, Loan volume, or other transaction data. The extracted data may be used among other things in determining Client’s financial obligations under this Schedule A. In addition, Client may be required to supply certain reports to FIS regarding Service usage.

7. Exhibits and Addenda. Each exhibit, attachment or addendum to this Schedule A as of the Effective Date, or added subsequently by mutual agreement of the parties, is incorporated into this Schedule A by reference.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 4 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

PART B: PortfolioRevue – Service, Terms and Conditions

1.
Definitions. Terms not defined in this PortfolioRevue this Part B (“PortfolioRevue Service, Terms and Conditions”) shall have the same meaning as set forth previously in Schedule A Part A or in the Schedule, unless otherwise specified. The following definitions apply specifically to the capitalized terms of these PortfolioRevue Service terms and conditions:

1.1     “Data and Configuration Specifications Document” means the document, prepared by FIS and signed by Client in accordance with SOW1-Implementation Services, identifying Client’s configuration of PortfolioRevue Service and the processing of Data into PortfolioRevue Service.

1.2    “Loan Origination Data” means Data from Origenate Service.

1.3    “Loan Servicing Data” means Data from data from AutoSuite Automotive Finance (as provided by FIS to Client under Schedule C to the Agreement).

1.4    “PortfolioRevue Service” means PortfolioRevue Service components and modules provided by FIS to Client and identified in Exhibit A to this Schedule A.

2. Use of the Service. Subject to all of the terms and conditions of this Schedule A Part B, Client may use the Services utilizing the PortfolioRevue Service during the Term. Each of the following subsections is also a condition of this use right:

2.1     Scope of Use. Client will use the PortfolioRevue Service exclusively for the line(s) of business identified in Exhibit A, and only in connection with Loans booked and funded by Client or Loans being considered for acquisition by Client. In addition, Client will not use the PortfolioRevue Service to:

(a)	monitor or evaluate loan portfolios for a third party, or

(b)	provide any other services to a third party.

2.2     PortfolioRevue Service Database. FIS will provide, and Client will authorize, daily extracts of Client Loan Origination Data from Originate and at a minimum, monthly extracts of Loan Servicing Data from AutoSuite, along with control totals to verify loading of data into the PortfolioRevue database. Client agrees to provide extracts of data from legacy customer system. If the Data being provided to FIS is not owned by Client, Client agrees to obtain written consent from the Data owner for FIS to load Client’s Data to the PortfolioRevue Service Database.

3
Specifications. FIS will provide written Data specifications to Client. Client agrees to provide Data to FIS in accordance with FIS’s standard documentation. Any unique processing of Client’s Data will be documented in writing to Client and Client will provide written approval of unique processing specifications.

4.     Interfaces.

(a)     Standard Interfaces Accompanying the PortfolioRevue Service. The PortfolioRevue Service will be delivered to Client with certain standard interfaces as set forth in Exhibit A Part B (“Standard Interfaces”).
(b)    Other Interfaces. Client may use other interfaces with the PortfolioRevue Service that are not listed as Standard Interfaces above (“Other Interfaces”), provided Client complies with this Schedule A, including but not limited to the following provisions:
(i)    Client must submit a service request to FIS and purchase or obtain rights from FIS for the configuration, development or use of any interface with PortfolioRevue that does not routinely accompany PortfolioRevue as provided to Client under this Schedule and identified in Exhibit A;
(ii)    The interface must comply with FIS’s interface specifications.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 5 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

(iii)    Requests for Other Interfaces will be deemed Change Requests for additional Services under the Agreement and mutually agreed in writing under one or more Statements of Work under the Agreement and with reference to this Schedule

5.    Terms and Conditions. Except to the extent indicated otherwise in this Part B, the terms and conditions stated in Part B of this Schedule A pertain to the PortfolioRevue Service components described in this Part B of Schedule A, and to all aspects of Client’s use and responsibilities pertaining to the PortfolioRevue Service components.. Without limitation of the foregoing: ALL DATA AND INFORMATION PROVIDED THROUGH THE PORTFOLIOREVUE SERVICE ARE PROVIDED ON AN “AS IS, AS AVAILABLE” BASIS, WITHOUT EXPRESS OR IMPLIED WARRANTIES OF ANY KIND.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 6 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A - PART A

Origenate®
SERVICE DESCRIPTIONS

1.    Origenate® Service Components and Modules.

1.1    Components and Modules: Origenate Credit Decisioning and Contract Processing Modules, Version 8.8.

1.2    Upgrades: Certain releases, upgrades, configurations, enhancements or modifications when provided by FIS for Client’s use. While standard upgrades are included, Client recognizes that implementation of upgrades typically entails professional services provided by FIS, including but not limited to configuration services associated with an upgrade, and Client acknowledges that with respect to major version upgrades FIS shall be entitled to charge Client for such services on a time and materials or similar basis. For clarification purposes, an upgrade to Version 9.0 would be considered a major upgrade.

2.    Standard Interfaces.

(a)     Credit Bureau Interface. The Service is accompanied by an interface developed and provided by FIS, which allows Client to communicate with third party credit bureaus (“Credit Bureau Interface”). Client may elect to receive credit reports from the third party credit bureaus through the Service’s standard Credit Bureau Interface. If Client makes such an election, use of the Credit Bureau Interface is subject to the terms and conditions of Client’s agreement with the third party credit bureaus. FIS does not have any responsibility for procuring or complying with that agreement, or for verifying that such agreement has been executed. Client must supply and use its credit bureau subscriber number and other required information to retrieve credit reports through the Credit Bureau Interface. Client must pay to each third party credit bureau directly any fees and costs that the third party credit bureau charges. Client acknowledges and agrees that FIS is not a “credit-reporting agency” or “reseller” as defined in the Federal Fair Credit Reporting Act or any similar state law or regulation.

(b)     Carleton SmartCalcs Interface. The Service is accompanied by an interface developed and provided by FIS, which allows Client to communicate with the Carleton SmartCalcs software (“Carleton SmartCalcs Interface”). The Carleton SmartCalcs Interface is defined in the SOW 01 and Implementation Specification Document. Client may elect to utilize the Carleton SmartCalcs Interface subject to the following conditions:

(1)	Client is responsible for establishing and maintaining an agreement with Carleton for the use of Carleton SmartCalcs software service; and

(2)	Complying with the terms and conditions of the Carleton SmartCalcs terms attached as Exhibit A-3 to this Schedule A.

(c)     Carleton SmartDocs Interface. The Service is accompanied by an interface developed and provided by FIS, which allows Client to communicate with Carleton’s SmartDocs™ to create certain lending documents associated with funding a Loan ( “Carleton SmartDocs Interface”). The Carleton SmartDocs Interface is defined in the SOW 01 and Implementation Specification Document and furthermore if the Client elects to use Hudson Cook (HC) compliance document with Carleton SmartDocs, then the HC documents will be governed by a separate agreement between Client and HC, and HC or Client will be responsible for the compliance of the document. Subject to the foregoing, FIS will use commercially reasonable efforts to pass the Data to the Carleton SmartDocs and cause Carleton to be responsible to have the variable Data presented on the documents as defined and agreed to by Client. Client may elect to utilize the Carleton SmartDocs Interface subject to the following conditions:

(1)	Complying with the terms and conditions of the Carleton SmartDocs terms attached as Exhibit A-4 to this Schedule A.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 7 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

(d)     Optional Standard Interfaces: Origenate® supports additional Standard Interfaces to third parties such as *****. If in the future Client requests the use of Standard Interfaces not included in SOW 01 and/or the Implementation Specification Document, the request will be deemed Change Requests for additional Services under the Agreement and mutually agreed in writing under one or more Statements of Work under the Agreement and with reference to this Schedule.

3.    Lines of Business. Client’s lines of business are those operations of Client for consumer Loans for Permitted Users as those terms are defined in Schedule A, when the consumers are customers of Client or of Client’s retailer customers.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 8 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A - PART B

PortfolioRevue
SERVICE DESCRIPTIONS

1. PortfolioRevue Service Components and Accompanying Interfaces. Pursuant to the terms of this Schedule A Exhibit A including but not limited to the PortfolioRevue and the applicable pricing indicated in Exhibit C (Charges), FIS will provide the following to Client with the PortfolioRevue Services:

1.1	PortfolioRevue. FIS’s PortfolioRevue as configured and implemented for Client in accordance with SOW1-Implementation Services and the Data and Configuration Specifications Document .

1.2	Upgrades. Certain releases, upgrades, configurations, enhancements or modifications of the PortfolioRevue Service when provided by FIS for Client’s use.

1.3
Credit Bureau Interface. The PortfolioRevue Service is accompanied by an interface developed and provided by FIS, which allows Client to communicate with Third Party credit bureaus in the United States (“Credit Bureau Interface”) in a batch mode (processing time of approximately seventy-two (72) business hours). Client may elect to receive credit attributes to review the credit worthiness of the person(s) associated with a current Loan from the Third Party credit bureaus through the PortfolioRevue Service’s standard credit bureau interface. If Client makes such an election, use of the Credit Bureau Interface is subject to the terms and conditions of Client’s agreement with the Third Party credit bureaus. FIS does not have any responsibility for procuring or complying with that agreement, or for verifying that such agreement has been executed. Client must supply and use its credit bureau subscriber number and other required information to retrieve Credit Bureau Attributes through the Credit Bureau Interface. Client must pay to each Third Party credit bureau directly any fees and costs that the Third Party credit bureau charges. Client acknowledges and agrees that FIS is not a “credit-reporting agency” or “reseller” as defined in the Federal Fair Credit Reporting Act or any similar state law.

2.    Lines of Business. Client’s lines of business are those operations of Client for consumer Loans for Permitted Users as those terms are defined in Schedule A, when the consumers are customers of Client or of Client’s retailer customers.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 9 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A-1

HOSTING AND MAINTENANCE PROVISIONS
Origenate® Service and PortfolioRevue Service

1. Definitions. In addition to the capitalized terms defined in this Hosting and Maintenance Provisions Exhibit, capitalized words have the same meaning as in this Schedule A.

2. Hosting Services. FIS will host the Service for Client in accordance with the following:

2.1 Remote Access. FIS will provide Client remote access to the Service in accordance with the Service Levels in Exhibit B.

2.2 Unscheduled Outages. FIS will monitor the System and Service for Unscheduled Outages as set forth in the Service Levels in Exhibit B. FIS will take the steps necessary to correct any Unscheduled Outage. Each Unscheduled Outage will be addressed in accordance with the priority levels and procedures described in the Service Levels in Exhibit B.

2.3 Security. FIS will provide security for the System and the Service as set forth in the Service Levels in Exhibit B. Client is responsible for using the security tools provided by FIS with the Service. Client is also responsible for additional security outside the Data Center as deemed necessary by FIS in its sole discretion.

2.4 Data Backup. FIS will perform data backup as set forth in the Service Levels in Exhibit B. Client is responsible for paying FIS for expenses and costs associated with any additional backup. FIS has no responsibility or liability for failure, redundancy or disaster recovery, except as set forth in the Service Levels in Exhibit B.

2.5 Import/Export Utility. FIS is available to perform the import/export functions set forth in the Service Levels in Exhibit B on a time and materials basis at its then current rates.

3. Service Support.

3.1 Error Correction. FIS will take reasonably necessary steps to correct any Service Error at FIS’s sole cost and expense. Each Service Error will be addressed in accordance with the priority levels and procedures described in the Service Levels in Exhibit B.

3.2 Customer Support. FIS will provide customer support for the Service in accordance with Service Levels in Exhibit B. Client is entitled to an unlimited number of hours of customer support without additional charge for ***** beginning the first day after the commencement date.. After the ***** period concludes, Client is entitled to ***** of customer support per month (“Base Support”) without additional charge. Client will be charged for any customer support provided by FIS beyond the Base Support at FIS’s then contract rates unless the support is to correct Service Errors.

3.3
Additonal Support and Development Services. FIS will provide ***** of additional support services or development services to Client without additional charge beginning on the commencement date to be used during the Term.

4. Client Responsibilities. As a condition of this Schedule A, Client agrees to the following:

4.1 Connectivity and Use. Client must fulfill its responsibilities for connectivity and use as set forth in the Service Levels in Exhibit B.

4.2 Notice of Service Errors and Unscheduled Outages. Client must notify FIS of any Service Error or Unscheduled Outage in accordance with the Service Levels in Exhibit B.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 10 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

4.3 Support Requests. Client must request customer support in accordance with FIS’s Service Levels in Exhibit B.

4.4 Client Representative. Client will identify to FIS in writing two (2) individuals (1 primary person and 1 alternate person) to serve as Client’s contacts for maintenance and service matters. Only the identified individual will be authorized to request FIS’s services under the Service Levels in Exhibit B. Client may identify additional or different support contacts by prior written or e-mail notice to FIS.

4.5 Problem Determination and Remediation Procedures. Prior to requesting FIS correct any condition, Client will perform problem determination procedures to determine whether the condition is FIS’s responsibility under this Schedule A.

4.6 Cooperation. Client will cooperate with FIS as reasonably requested by FIS so that FIS may implement the Service and provide maintenance, support and service as promised under this Schedule A.

5. Excluded Conditions. FIS is not responsible or liable for any result due to:

5.1 Third Party Equipment. Equipment that is not part of the System, including without limitation any External Site or Client’s Equipment used to access the Service;

5.2 Client-Supplied Equipment. Equipment provided by or on behalf of Client to be used as part of or in connection with the Service;

5.3 Telecommunications. Telecommunications outside the System. Notwithstanding the foregoing, FIS will use commercially reasonable efforts to work with Client’s and FIS’s Internet service or telecommunications provider when such provider is correcting any interruption of Client’s access to the Service due to telecommunication connectivity problems within the provider’s control. The cost of such telecommunications is Client’s responsibility.

5.4 Client Failure. Failure by Client to: (a) comply with the Schedule A, (b) comply with the Service Levels in Exhibit B or (c) use a reasonable correction or solution supplied by FIS to Client; or

5.5 Unauthorized Use. Unauthorized use of the Service or System under this Schedule A or use of the Service inconsistent with the Implementation Specifications Document.

6. Changes to Service Levels in Exhibit B. Upon prior written notice to Client, FIS may change the Service Levels in Exhibit B from time to time, as long as the change does not reduce the level of service provided by FIS, or substantially increase the technical requirements for Client’s access to or use of the Service.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 11 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A-2

Credit Bureau Attributes

Client is responsible for all charges, expenses and fees set forth in Exhibit C, Section 3 with respect to credit bureau attributes. In addition Client agrees to the terms and conditions set forth in this Exhibit A-2.

Client warrants that it has signed a Credit Repository agreement with the following Credit Repositories:

(Client to fill in)

Furthermore, Client agrees that it will supply and use the respective access codes for each Credit Repository and other required information to retrieve Credit Bureau Attributes through the Credit Bureau Interface.

Client must pay to each Credit Repository directly any fees and costs that the Credit Repository charges. Client acknowledges and agrees that FIS is not a “credit-reporting agency” or “reseller” as defined in the Federal Fair Credit Reporting Act or any similar state law. Client agrees that FIS does not bear any responsibility to Client, its Affiliates (if applicable) or Permitted Users for any errors or omissions in the Credit Bureau Attributes or the information contained therein.

ACCEPTED AND AGREED:

PIONEER FINANCIAL SERVICES, INC.
(“Client”)

Signature

Print Name/Title

Date

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 12 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A-3

Carleton SmartCalcs

FIS has entered into an agreement with Carleton Inc. (“Carleton”) whereby FIS is granted the right to sublicense the Carleton SmartCalcs software (“Carleton SmartCalcs”) to Client. Client wishes to sublicense the Carleton SmartCalcs from FIS to Use (defined below) with the Service FIS provides to Client under this Schedule A.

Terms and Conditions

1.     Definitions. Terms not defined in this Exhibit A-3 shall have the same meaning as set forth in the Schedule A, unless otherwise specified herein.

1.2     “Use” means for purposes of this Exhibit A-3, using the Carleton SmartCalcs calculations to compute loan payment calculations in connections with Loan processing and decisioning through the Service.

2. Use. Subject to all of the terms and conditions of this Exhibit and subject to Client’s payment of any fees described in Exhibit C below and Client’s compliance with the terms and conditions of the Schedule A under the Agreement, FIS grants Client, and Client accepts, a limited, personal, non-exclusive, non-transferable (except as part of a permissible assignment of the Agreement), sublicense, to use the Carleton SmartCalcs with the Service during the Term of the Agreement. Each of the following subsections is a condition of this use:

2.1     Scope of Use. Client will Use the Carleton SmartCalcs exclusively for the line(s) of business identified in the ASP Schedule Exhibit A and only in connection with Loans booked and funded by Client or Loans being considered for acquisition by Client. In addition, Client will not Use the Carleton SmartCalcs to provide any services to a third party.

2.2     Carleton SmartCalcs. Client agrees to comply with this Schedule A.

2.3    Client’s Use of the Carleton SmartCalcs shall be within the scope of use conditions and restrictions applicable to Client’s use of the Service set forth in the Origenate and PortfolioRevue Servicing Schedule.

3. Implementation Specifications Document. FIS will configure the Carleton SmartCalcs in accordance with the Implementation Specifications Document. An authorized representative of each party must sign any changes to the Implementation Specifications Document associated with the Carleton SmartCalcs. Client acknowledges that with respect to the implementation of Carleton SmartCalcs, any changes after initial sign-off of the Implementation Specifications Document may result in additional configuration charges to the Client, for which Client hereby agrees to pay FIS. Client also agrees and understands that:

(a)	FIS will provide the first line of support and will ensure that Carlton cooperates with FIS to provide training and additional second level line of support;

(b)	FIS will work with Carleton to develop and implement the requirements provided by Client set forth in the Implementation Specifications Document.

4. Fees. The use of Carleton SmartCalcs is outlined and described in Exhibit C.

5. Use Restrictions. Client agrees that its Use of the Carleton SmartCalcs is contingent on Client’s acknowledgment and agreement by Client’s signature hereunder that the Carleton SmartCalcs are the sole property of Carleton and are subject to valid intellectual property rights. Carleton retains ownership of such intellectual property rights as a Third Party Solution provider; all rights not expressly granted herein are reserved. Client acknowledges and agrees that Carleton shall retain the right to enforce this Exhibit A-3 for its benefit as the owner of these rights.

Except as expressly set forth in this Schedule, Client acknowledges and agrees that FIS does not bear any responsibility, in whole or in part, to Client, its Affiliates, or its or their Permitted Users for any errors or omissions in the Carleton SmartCalcs, its respective databases or software program operations or any of the information contained therein.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 13 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

6. WARRANTY DISCLAIMER; LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE WARRANTY DISCLAIMER SET FORTH IN THE AGREEMENT AND SCHEDULE A APPLIES TO THE CARLETON SMARTCALCS AND IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH IN THIS SECTION 6.

THE LIMITATION OF LIABILITY SET FORTH IN THE AGREEMENT APPLIES TO THE CARLETON SMARTCALCS AND IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH IN THIS EXHIBIT A-3.

6. Term; Termination. The Term and termination provisions for this Exhibit A-3 are the same as those applicable to Schedule A.

ACCEPTED AND AGREED:

PIONEER FINANCIAL SERVICES, INC.
(“Client”)

Signature

Print Name and Title

Date

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 14 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

EXHIBIT A-4

Carleton SmartDocs

FIS has acquired certain rights by Carleton Inc. (“Carleton”) to access, use and integrate the Carleton SmartDocs (defined below) into FIS’s proprietary Origenate® Service. Client wishes to use the Carleton SmartDocs (defined below) and the Hudson Cook Inc. (“HC”) Forms (the “HC Forms” defined below in Section 1.2) via Origenate integration with Carleton SmartDocs Interface.

Client will enter into a separate agreement with HC granting Client a right to access and use the HC Forms (“HC Agreement”).

FIS is willing to deliver and provide the Carleton SmartDocs to Client in accordance with the terms and conditions of this Exhibit A-4.

Terms and Conditions

1. Definitions. Terms not defined in this Exhibit A-4 shall have the same meaning as set forth in Schedule A, unless otherwise specified. In addition to the capitalized terms defined elsewhere in Schedule A, the following definitions apply specifically to the capitalized terms of this Exhibit A-4.

1.1 “Carleton SmartDocs” means, the Carleton SmartDocs software components and modules identified in Schedule A of this Exhibit A-4.

1.2 “HC Forms” means the forms provided by HC that Client has paid to have integrated Carleton SmartDocs for completing various loan documents with the Origenate Service.

2. Use. Subject to all of the terms and conditions of Schedule A Part A, FIS grants Client, and Client accepts, a non-exclusive, non-transferable limited right to access and use the Carleton SmartDocs during the Term. Each of the following subsections is a condition hereof:

2.1 Scope of Use. Client will use the Carleton SmartDocs and the HC Forms exclusively for the line(s) of business identified in Exhibit A and the HC Agreement, and only in connection with Loans booked and funded by Client or Loans being considered for acquisition by Client. In addition, Client will not use the Carleton SmartDocs to provide any services to a third party.

2.2 Carleton SmartDocs. FIS will configure the Carleton SmartDocs in accordance with the Implementation Specifications Document. Client agrees to comply with Schedule A. Client will also comply with the provisions of this Exhibit A-4 and the HC Agreement.

3. Integration and installation; Support. Client understands and agrees that Client, not FIS, will be responsible for obtaining the applicable electronic files and other items from HC necessary to embed and/or integrate the HC Forms within the Carleton SmartDocs.  FIS will have Carlton integrate the HC Forms with Carleton SmartDocs. Client will be responsible for providing FIS and Carleton with instructions from HC to update and/or incorporate the HC Forms into Origenate. Without limiting the generality of the foregoing, Client also agrees and understands that:

(c)	Carleton will not change any of the documents provided by HC without the prior written consent of HC;

(d)	Carleton is responsible for its Carleton SmartDocs delivery of the HC Forms to Client via Origenate Service;

(e)	FIS will provide the first line of support and will have Carlton cooperate with FIS to provide training and additional second level line of support;

(f)	FIS will work with Carleton to develop and implement the HC Forms and any Client documents for the use with Carleton SmartDocs (“Custom Forms”). FIS and Client will determine the number of

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 15 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Custom Forms that will be required and implemented. The charges will be as indicated in Exhibit C.

(g)	Carleton will be responsible for providing instructions to FIS on how to de-install the HC Forms from Origenate Service; and.

(h)	Client will rely on the terms and conditions of the HC Agreement regarding compliance with the HC Forms and documents.

4. Use Restrictions. Client agrees that its use of the Carleton SmartDocs and the HC Forms is contingent on Client’s acknowledgment and agreement herein that the Carleton SmartDocs and HC Forms are the sole property of the respective companies and are subject to valid intellectual property rights. Use of the Carleton SmartDocs and the HC Forms are subject to the terms and conditions of Client’s agreement with HC. FIS does not have any responsibility for procuring or complying with the HC Agreement, or for verifying that the HC Agreement has been executed between Client and HC.

Client acknowledges and agrees that FIS does not bear any responsibility, in whole or in part, to Client, its Affiliates (if applicable) or Permitted Users for any errors or omissions in the Carleton SmartDocs and/or HC Forms, their respective databases or software program operations or any of the information contained therein.

Client agrees to request and negotiate directly with HC for licensing of any additional document sets for new states where Client wishes to conduct business.

5. WARRANTY DISCLAIMERS; LIMITATIONs OF LIABILTY. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE WARRANTY DISCLAIMERS AND LIMITATIONS OF LIABILITY SET FORTH IN THE AGREEMENT AND SCHEDULE A APPLY TO THE CARLETON SMARTDOCS AND THIS EXHIBIT A-4, AND ARE INCORPORATED BY REFERENCE AS IF FULLY SET FORTH IN THIS SECTION 5.

6. Fees. Carleton SmartDocs fees are included in the per booked loan fee as indicated in Exhibit C. Except however Custom Forms are priced separately as indicated in Exhibit C.

7. Term; Termination. The Term and termination provisions for this Exhibit A-4 are the same as those applicable to Schedule A.

ACCEPTED AND AGREED:

PIONEER FINANCIAL SERVICES, INC.
(“Client”)

Signature

Print Name/Title

Date

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 16 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Exhibit B

Service Levels

1. PROBLEM RESOLUTION
Customer Support
Customer support and issue escalation processes shall be subject to FIS standards following move to FIS data center.

Client’s authorized project team members shall contact FIS’s customer support for the Service directly if Client is experiencing problems with production operations. This includes any third party integrated components (Standard Interfaces) that FIS has relationship with and that are necessary to delivery of Loan origination and booking service using the Service. Client’s project team should be contacted to request changes in functionality or answer questions. All calls to customer support are answered directly by a Customer Support Analyst during the Principal Support Hours (displayed in the table below). Calls will be logged into an issue tracking system, and each issue assigned a priority and tracking number.

Client shall provide its Permitted Users who are not authorized project team members with a toll-free method of contacting Client’s authorized project team members in order to obtain first-level support. All subsequent references to Client in this Exhibit B shall mean members of Client’s authorized project team.

During business hours, Client shall dial the appropriate FIS support number as shown in the table below. The first available Customer Support Representative (CSR) will answer the call. If a CSR is not available then Client shall leave a voice mail in the support voice mailbox or send email to customer support . The next available CSR will return the Client’s call or respond *****. In situations where a voice message or email is left, incident resolution time begins at time voice message or email was left. In an emergency or where issue is perceived to be Severity 1, Client may press 0 and ask the operator to page Customer Support.

If the Client is having a production emergency and is unable to get in contact with FIS’s CSR, Client will be authorized to contact the Customer Support Manager or Manager of Client Services. That individual and their contact information (work phone, outside work hour phone, and email) will be provided upon completion of implementation when the Client begins production operations. If that Customer Support Manager is reassigned at any time during the Term, Client will be notified of the new contact and her/his associated contact information five days prior to such a change.

After-hours, weekend, and holiday support calls are processed by FIS’s answering service. The answering service escalates all issues to the after-hours support team in accordance with procedures established by FIS. The goal of FIS’s customer support operation is to resolve all issues promptly. Issues that cannot be resolved during the Client’s initial phone call are escalated in accordance with the “Escalation Policies and Procedures” described in the section following the Support Hours and Contact Numbers tables.

Principal Support Hours
*****	*****
*****	*****
*****	*****

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 17 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Customer Support Contact Numbers
Normal Business Hours Support	*****
After-hours Support	*****
If unable to reach a representative at the After-hours Support number	*****

Escalation Policy
FIS has established detailed escalation procedures that are followed by its customer support team for problem resolution. Each problem is assigned a severity that is mutually agreed between Client and the FIS team with reference to the attached Standard Service Level Metrics.
Software Development Issues
Potential software development issues identified during problem resolution are assigned to FIS’s product management, which shall be responsible for reviewing the issues, categorizing them as issues or enhancements, and assigning a priority for resolution. Those issues identified as Severity 2, which do not have an agreeable work around, will be assigned for resolution in the Client’s current release. Other non-business critical issues and enhancements will be resolved as part of a normal release.
FIS’s product management will review open production issues on a weekly basis. Issues are designated to be either included in a patch build for a previously published release or assigned to a future release. Issues identified as patch build candidates are assigned to available development staff and scheduled for delivery.
Client will be provided with visibility to its reported prioritized issues list at all times. FIS’s senior management will review with Client a minimum of once per business quarter the impact of open issues to Client’s business.
Hardware or Networking Issues
Maintenance and support for FIS hardware and network are included. FIS maintains 24x7 support with a *****
2. CHANGE CONTROL
Release Types and Lead Times

Release Type	Environment	Standard Port Window	Lead Time
Configuration	Testbed	*****	*****
Configuration	Production	*****	*****
Patch	Testbed	*****	*****
Patch	Production	*****	*****
Full	Testbed	*****	*****
Full	Production	*****	*****
Upgrade	Testbed	*****	*****
Upgrade	Production	*****	*****

•	Full – The entire code base for the product is released.

•	Patch – A single program or binary is being released.

•	Upgrade – The system is moving up to a new release of the product.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 18 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

•	Configuration – This is generally only data.

•	Port Window – hours available to schedule the port. For dedicated environments the actual time within the window is agreed upon between customer support and the Client.
Testing Environments
FIS supports two separate testing environments. QS is used by FIS personnel to test and certify changes prior to changes being ported to Testbed. Testbed is used by clients to test and certify changes. A Testbed environment is available for the currently supported release and the prior release.
Port Authorization
All authorizations must be in writing and indicate that testing was conducted email is acceptable. Verbal authorizations are not acceptable. Authorization levels are different for each environment.
Client Owner:
The Client Owner is either the:

•	FIS Project Manager assigned to manage the Client’s project (either in the initial UAT or a follow-on project that warrants a Project Manager), or

•	FIS Customer Support Advocate assigned to oversee the Client’s system.
Testbed Ports:
The Client Owner or Product Owner is responsible for requesting a port to Testbed on behalf of a client. The manager of FIS Client Services is responsible for authorizing a port to Testbed.
Production Ports:
The Client Owner is responsible for obtaining the authorization from the client to port to Production and is responsible for keeping a copy of the authorization.
Emergency Ports:
These ports have no “Lead Time” but they require the authorization of the Client Owner’s Manager. They must also follow all other steps outlined for ports, including release instructions. In case of an emergency change, the same procedures are followed.

The total time frame for the release is reduced as much as possible but no steps are omitted.

Upgrade Policies and Procedures

Policy

In order to continually improve Origenate®, defect fixes and possibly new enhancements are periodically made available for published releases. These changes are packaged into patch builds (one single deployment package) that can be applied to a current release. Patch builds will be released on as needed basis and are used to resolve issues quickly. Patch builds do not take the place of full build. All patch builds released prior will be incorporated in to next full build.

Clients will be notified about full builds for a release ***** including bulletin and details and are expected to periodically test a full build and schedule installation into their production system. Builds are cumulative, meaning each new build contains all the fixes that are included with previous builds. This procedure means that the Client does not have to install an earlier version of the build before they install the latest version. The rollout of each build provides a cumulative rollup of the changes.

FIS expects to roll out new major releases. Typically, ***** will be rolled out per year. FIS will support the ***** release plus ***** releases. When a new release is announced, FIS will provide ***** support for

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 19 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

any releases older than the two previous releases. Support for longer than ***** must be handled on an exception-only basis and will incur additional fees and costs.

Procedure (Patch Builds within a release)

•
When a patch build is deployed into the FIS test environment, an email will be delivered to all Clients who are using that release, notifying them that the new patch build has been placed in a test environment and is ready for testing by the Client.

•	During testing any issues found should be reported to the FIS support center. Issues are fixed and a new build will be created and released when available.

•	After certification of the build, the Client can notify support and schedule the production installation

New Releases

•	When a new release is announced, a bulletin will be sent to clients outlining the new features and fixes that are included.

•
All releases will not be immediately available to all clients. All features may not be available immediately as it or they may require configuration. Services associated with a major release upgrade are billable at rate specified in contract.

•	Any configuration needed in order to deploy the new functionality will be billed on a time and materials basis and identified within a task order.

•	Client may notify FIS to request an upgrade in order that it may be scheduled accordingly.

•	Clients will be notified when a release is ready for testing, when applicable, ***** prior to the release.

•	During testing, when applicable, any issues found should be reported to FIS’s Release Upgrade project team.

•	After certification of a release, the Client will work with FIS’s Upgrade project team to schedule the applicable production implementation.

•	Full upgrades are scheduled over a non-holiday weekend period.

3.    SYSTEM MAINTENANCE

Scheduled Maintenance
FIS has a standard maintenance window period for the Service during which routine maintenance and system backups are scheduled.  This maintenance window is *****Systems are ***** If a system *****it will be scheduled during ***** Client will be notified prior to a system being taken down.
If maintenance is expected to impact a Client’s operations, FIS will provide ***** Client’s designated representatives. FIS may also schedule *****For scheduled outages that fall outside of the maintenance window, *****.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 20 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Outage Notification
*****
Backups
*****
Purging and Archiving Production Data
Data can be retained in the online database for a maximum of *****before it is archived and purged. Archived data will be *****was originally created online *****FIS will deliver expired data to the Client monthly on disk or other electronic method.
Archived and purged data can be restored to the online database on a per request basis. FIS requires *****data that has been archived and purged.
FIS’s Archive/Purge routine is configurable and allows Clients to determine, by company and by funding status, the date range to Archive/Purge. Application records that are purged still retain skeletal information in the production database.
FIS recommends that production databases be *****Should Client require a more extended time frame that must be mutually agreed in writing by Client and FIS including documentation of the extended time frame and applicable additional fees and charges.

4.    SYSTEM MONITORING, SECURITY, AND RELATED PROVISIONS
Monitoring. FIS uses automated tools to monitor connectivity and availability for compliance with availability and uptime standards. Descriptions of the environment are available on demand to client to support audit and regulatory activities.
Reporting. Reporting consists of summaries of information that is available to designated Client team members. These summaries are used to determine if changes to the production systems are necessary to have problems dealt with in a timely manner. Some examples of meetings and reporting include:

▪
All outages are tracked by Customer Support. A resolution is documented for each outage. The Customer Support Manager runs outage reports in order to monitor outage resolutions. These reports are reviewed and issues requiring further investigation are noted.

▪	Customer Support enters defect and enhancement requests into an issue tracking system.

▪	Key Operations staff members participate in weekly status meetings where open issues are reviewed.
Audits. FIS engages independent auditors to conduct an annual SSAE-16 audit for the ASP solution. The report from this audit is available by December 31 for the preceding calendar year. Clients will have access to this report, and (in the interim, if necessary) FIS can provide a SSAE-16 gap letter, in accordance with the Agreement.

Security
FIS has implemented controls designed to protect against unauthorized access to Client Data and Client systems and information. A layered approach to security has been implemented, including perimeter security using routers and firewalls and an intrusion prevention and detection solution. Access is controlled using defined user authorization processes, authentication and logging.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 21 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Operating System Passwords
All FIS products and services require adequate password protection. Specific parameters and requirements apply and may be updated by FIS from time to time, which may be Service specific.
Encryption
FIS requires that the transmissions of data to and from its network for the Service be encrypted with the exception of fax transmissions. Through the use of these encryption methods, any change to the data during transmission will result in an error message.
Some clients manage some connections to FIS’s network using direct connections. These clients have an installed router on the premises of FIS and are responsible for both security and integrity of that data.
SSL is used to encrypt all Internet traffic.

Data Integrity
FIS has implemented the following controls to assure data integrity from the point of origination to the point of delivery. Refer to the SSAE-16 document.

▪	Controlled Access to Production
Access to production is controlled as described in the Data Security section in the most current SSAE-16 document. Access is limited to roles and permissions based upon roll definition.

▪	Application Development and Maintenance
FIS change management processes and procedures for tested and approved changes to be moved into production are outlined in the SSAE 16 and reviewed regularly.
Physical Security
FIS’s production and disaster recovery systems are hosted by FIS’s *****
***** on-site security personnel monitor the hosting facilities 24 hours a day, 7 days a week, 365 days a year. Monitoring includes indoor and outdoor video surveillance. Access to all facilities is limited to authorized *****personnel and vendor support personnel. Visitors to ***** are required to present a *****-issued ID card, which is scanned to match the individual presenting the card to the electronic photo on file before they are permitted into the facility. At the co-location facility within the CyberCenters, a biometric scanner, with authorized handprints is used to permit entry into the room. All entrances and exits to the CyberCenters are protected by automated alarm systems. There is video surveillance in every aisle on a 7x24 hour basis. The surveillance tapes are maintained for 60 days in an on-site video library.

Disaster Readiness

Disaster prevention controls in the ***** CyberCenters include the following measures:
System High Availability

▪	Full redundancy available on all infrastructure and network backbone support systems

▪	Redundant core routers

▪	Redundant border routers

▪	Redundant distribution and access switches

▪	Redundant Hardware for all production systems is available. This includes application and database servers.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 22 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Internet Availability
Internet connectivity is provided by *****. FIS is responsible for keeping its router available for connectivity to its Internet Service Provider (ISP). FIS is not responsible for connectivity from the Internet to FIS’s router. FIS does not guarantee 100% availability.
Service Availability:
The Service shall provide a minimum availability metric of ***** (number of minutes that Client users or Client system integration points are unable to access and use the Service/total number of minutes in the period less scheduled downtime).
If FIS receives complaints regarding Internet outages, during business hours FIS will run network traces and contact the associated ISP and clients are provided email updates within ***** of such actions.
Environmental Controls
The *****CyberCenter offers a temperature and humidity controlled environment including:

▪	22-ton Liebert water chillers

▪	150 BTUs per square foot

▪	Chilled water units with sufficient capacity to carry AC load in the event of a single unit failure

▪	All compressors are monitored and alarmed

▪	All water required for HVAC is routed in a sheet metal gutter with drain for containment and disposal of water in the event of a leak

▪	Moisture sensor alarm system inside water containment system to notify of any leakage

Fire Protection
***** CyberCenters are equipped with multi-zoned, fire suppression systems in a redundant fashion. The CyberCenters are divided into sectors in such a way that the triggering of fire suppression systems in one hosting area will not trigger fire suppression systems in all other areas. Fire suppression response time is delayed by five minutes. In the event of an alarm, ***** personnel have adequate time to verify the validity of the emergency and disable the suppression systems should it be determined to be unnecessary.     In accordance with OSHA regulations, gas suppression systems are utilized.

Power
***** CyberCenters’ power supplies are designed with:

▪	Battery backup for uninterrupted power supply (UPS)

▪	6,000 rpm Cummings generators, N+1 to assure uninterruptible power

▪	Redundant power from separate PDUs, to each rack

▪	Redundant network connections, from separate switches, to each rack
Power comes into two separate transformers that feed two separate switchgears. There are two separate UPSs for each one of these gears. Each UPS has an automatic static bypass switch incorporated within.

In the event that the battery side of the UPS fails, the static switch comes into play and bypasses the battery function and goes directly to either the AC or generator power source. ***** CyberCenters employ three diesel-fuel powered Cummings generators. When the commercial power is lost, the UPSs take the load and start the generators. All three generators come on-line and two take the load. The third generator is on standby in case one of the generators fails.

Each facility has enough diesel fuel to run an entire CyberCenter on generator power for a minimum of 48 hours. Additionally, ***** has contracts with diesel suppliers for additional fuel as needed. Because Savvis is a

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 23 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

telecommunications company, in the event of a natural catastrophe, ***** is third in priority to receive fuel behind hospitals and government facilities.
Disaster Recovery Planning
Disaster Recovery Plan (DRP) objectives for the Service under this Schedule are as follows:

•	Minimize the amount of time it takes to resume normal business operations in the event of a disaster.

•	Assess damage to the data center facilities and equipment, repair the damage if possible and activate the repaired data center, or bring alternative facilities online.

•	Manage the failover and recovery operation in an organized and effective manner.

•	Prepare departments and personnel to respond effectively in a disaster situation.

To respond to the occurrence of a disaster in the most effective manner possible, the DRP has established hierarchal business teams that are responsible for the coordination and execution of the plans and procedures needed to fail over to, and back from another site.

In addition, a Disaster Recovery Chairperson oversees all recovery operations and makes hot site fail-over decisions. He/she coordinates activities among the teams. The two teams are: the Business Recovery Team (BRT) and the Operations Recovery Team (ORT). The BRT is responsible for internal and external notification, coordination, and administrative support activities needed throughout the disaster recovery operation.

The ORT is responsible for implementing and managing the movement of operations to the disaster recovery site, and for implementing and managing the recovery activities at the site of the disaster.

FIS’s production operations for the Service are hosted in two different locations in the U.S. One is in Virginia and the other is in Colorado. FIS’s client operations for the Service are divided evenly between these two data centers. Half of the clients use Virginia as their primary data center and the other half use Colorado. Each data center functions as the D.R. location for the other data center. The database and files on disk are replicated from each data center to the other.

In the event of a disaster at one of the data centers, all operations will be moved to the other data center. Each data center has enough capacity to host all of FIS’s ASP clients for the Service. *****

The implementation of recovery in Denver for the remaining non-production critical equipment is commenced at the direction of the Disaster Recovery Chairperson.

The DRP contains a comprehensive list of the equipment and procedures for making the equipment operational. Accordingly, the DRP is reviewed annually and updated as necessary. Employees are made aware of any changes to the plan and are trained appropriately to execute the plan. The DRP is periodically tested in accordance with standard policies.

5. EXCUSED PERFORMANCE

5.1 Excused Events
FIS will not be obligated or liable for a Service Level default that is attributable to any of the events listed below in this Section (each an “Excused Event”), although FIS will use commercially reasonable efforts to resume the Services after any Excused Event. FIS shall document the Excused Event and provide sufficient supporting information for Client to review and validate FIS’s determination. To the extent any non-availability or Incident would otherwise constitute a Service Level default but is attributable to circumstances that constitute an Excused Event, then notwithstanding anything to the contrary in this or any other Schedule to the Agreement or elsewhere, FIS shall be excused from any obligations to meet the corresponding Service Level associated with such Service Level default.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 24 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

5.1.1
Equipment and Software owned or licensed by Client and managed by FIS, for which Client has elected not to pay maintenance; or Client pays maintenance and the vendor is unwilling or unable to support the Equipment or Software; in each case to the extent the lack of maintenance caused or contributes to the Service Level Event;

5.1.2	Scheduled Downtime;

5.1.3	Incidents or facilities Incidents at Client facilities (e.g., power outages, HVAC failures, force majeure, etc.) that are not caused by FIS;

5.1.4	Incidents occurring during grace period to be mutually agreed upon and defined during deployment and launch planning (e.g. ramp-up);

5.1.5	During a Force Majeure event affecting Systems, equipment, or Services that are covered by disaster recovery until the FIS Managed BCP / DR recovery time objective has elapsed;

5.1.6
Failure of any switched or dedicated telecommunications circuit to the extent that such failure is not a result of FIS’s failure to discharge its management responsibilities with respect to such telecommunications vendor (but not excusing FIS for failures of telecommunications equipment for which FIS has operational responsibility);

5.1.7
Outage resulting directly from a refusal on the part of Client to authorize an increase in capacity when reasonably recommended by FIS as necessary to maintain Service Levels, as determined in accordance with capacity thresholds established by the Applications team responsible for reviewing capacity reports and establishing such thresholds;

5.1.8	Any other exclusion mutually agreed as an exclusion to Service Levels;

5.1.9	Any failure by Client (or any third party contracting with Client) to fulfill its responsibilities or obligations under this Agreement as determined by the root cause analysis.

5.1.10	Any time FIS is waiting upon Client resources in critical path to perform requested problem resolution actions. Client time does not get included into total SLA calculation for closure;

5.1.11	Any Service Level incident outside of FIS control. FIS control is inclusive of authorized FIS affiliates and sub-contractors;

5.1.13	A delay by Client in delivery of data to FIS, pursuant to Client’s responsibilities under this Agreement, or the delivery of incorrect data by Client or a third party contracting with Client;

5.1.14	A Force Majeure event, to the extent the Service Level default could not reasonably have been avoided by the execution of the applicable disaster recovery plan;

5.1.15
Execution of applicable disaster recovery plans in support of a Client declared disaster until such time as FIS is required to have restored Services under such plans, as set forth in the applicable disaster recovery plans;

5.2 Third Party Equipment. Equipment that is not part of the System, including without limitation any External Site or Client’s Equipment used to access the Service;

5.3 Client-Supplied Equipment. Equipment provided by or on behalf of Client to be used as part of or in connection with the Service;

5.4 Telecommunications. Telecommunications outside the System. Notwithstanding the foregoing, FIS will use commercially reasonable efforts to work with Client’s and FIS’s internet service or telecommunications provider when such provider is correcting any interruption of Client’s access to the Service due to telecommunication connectivity problems within the provider’s control. The cost of such telecommunications is Client’s responsibility.

5.5 Client Failure. Failure by Client to: (a) comply with the Schedule, (b) comply with the Client’s responsibilities or (c) use a correction or reasonable solution supplied by FIS to Client; or

5.6 Unauthorized Use. Unauthorized use of the Service or System under this Schedule or use of the Service or System inconsistent with the Implementation Specifications Document.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 25 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

5.7    Downtime.
In the event the System has become non-functional and requires immediate downtime to restart and resume operations, FIS shall make commercially reasonable efforts to contact Client and obtain approval of downtime, but if Client is unavailable, FIS shall not be liable for failure to obtain such approval, where FIS acts in its reasonable discretion to correct the problem and resume operations.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 26 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 27 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

*****

No.	Service Level Description	Metric/ Measurement	Calculation Definition	Measurement Window	Reporting Window	Minimum Service Level	Expected Service Level
1	Scheduled Process Events	The percentage of scheduled process events that attain the expected performance standard as defined in the scheduled process document.	Expected performance standard achieved % = achieved scheduled production events / total count of possible scheduled production events	Monthly	Monthly	*****	*****
2	FIS Software Availability	Ability to access FIS Software	Number of minutes that Client users or Client system integration points are able to access and use the Software/total number of minutes in the period less scheduled down time *****	Monthly	Monthly	*****	*****
3	FIS Software System Response Time	<= 4.0 second for the average of all transactions in the given period as measured at endpoint of FIS managed router	Aggregate FIS software system response time in a given period/number of transactions	Monthly	Monthly	*****response time (to be defined during Implementation)	*****response time (to be defined during Implementation)
4	Severity Level Incident Response	For each of the Severity Levels, the percentage of incidents responded to within the target
((Total number of times the incident response time for the respective Severity Level incidents is within the target during the month / total number of incidents for Severity Levels responded to within the month) x 100).

If a single Severity Level incident extends beyond twice the target response time, this will trigger a service level default.
				Monthly	Monthly	*****	*****

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.
(PID # 224877) FIS initials & date: _____________________ Client initials & date: _____________________    Page 28 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

No.	Service Level Description	Metric/ Measurement	Calculation Definition	Measurement Window	Reporting Window	Minimum Service Level	Expected Service Level
5	Severity Level Incident Resolution	For each Severity Level incident, the percentage of incidents resolved within the target
((Total number of times the incident resolution time for Severity Level incidents is within the target during the month / total number of incidents for Severity Level scheduled for resolution within the month) x 100).

If a single Severity Level incident extends beyond twice the target resolution time, this will trigger a service level default.
				Monthly	Monthly	*****	*****
6	Maximum Severity 1 Incidents	Limits the number of Severity 1 incidents.	Number of Severity 1 incidents must be less than Expected Service Level	Monthly	Monthly	*****	*****
7	% problems Root Cause Analyses completed for Incidents	The percentage of root cause analyses completed within target. Root cause time is the time from the closure of the Incident until the root-cause analysis is completed and provided to Client.
((Total number of root-cause analyses completed for Incidents within the target for Severity 1 and Severity 2 Incidents during the month / total number of root cause analyses provided within the month) x 100)

Target is within *****for final report presentation
				Monthly	Monthly	*****	*****
8	Recovery Time Objective (RTO) for Disaster Recovery Services	After a Disaster is declared, the time required to recover infrastructure, from the last backup of the FIS Software, and the data as defined by the RPO.	Total of number of hours from a Disaster declaration to when Production access to the FIS Software is restored	Annual DR Test or Disaster declaration	Annual DR Test or Disaster declaration	*****	*****
9	Recovery Point Objective (RPO) for Disaster Recovery Services
From the time a Disaster is declared, the amount of data that must be recreated by Client. FIS shall recover to its Recovery Point Objective such that Client shall not need to recreate more than the RPO minutes of data.
			Total number of minutes for which the Client must recreate data from the point a Disaster is declared	Annual DR Test or Disaster declaration	Annual DR Test or Disaster declaration	*****	*****

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 29 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Incident Rating	Response Time	Resolution Time	Update Frequency	Impact	Examples	Action
Severity 1	*****	*****	*****	Affects all Client or major systems or high business criticality or affects > *****or prevents automated processes required to originate loans from running	Examples include but are not limited to: 100% of the production system is not available; eValuate system is not available or External applications not loading into system
Immediate and continuous corrective activities. Phone response to reporting organization and to the reporting individual where possible within *****of reported problem and Status Updates at least every one hour thereafter. Status updates occur until the issue is bypassed, recovered, or parked (meaning an agreed upon “stand down” on any resolution action).

Severity 2	*****	*****	*****	Production systems, affecting >***** with a high impact to the company	Examples include but are not limited to: performance degradation or instability and large numbers of employees/customers impacted; a limited number of applications not processing in a queue
Immediate and continuous corrective activities. Phone response to reporting organization and to the reporting individual where possible within *****of reported problem and status updates at least every two hours thereafter. Status updates occur until the issue is either bypassed, recovered, or parked (meaning an agreed upon “stand down” on any resolution action).

Severity 4	*****	*****	*****	Routine issues	Examples include but are not limited to: User having difficulty, but basically operational. User might have to use a work around to carry out their necessary tasks
Incidents impacting or raised by Client will be reviewed with Client in scheduled incident review meetings. Incidents not directly impacting Client will be tracked, prioritized and actioned by FIS. Incidents requiring changes to the Client platform will be communicated to Client per the Change Control Process.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 30 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Incident Rating	Response Time	Resolution Time	Update Frequency	Impact	Examples	Action
Severity 6	*****	*****	*****	Low Impact	Examples include but are not limited to: Individual experiencing average operational impact from problem and does not have above average or extenuating circumstances
Incidents impacting or raised by Client will be reviewed with Client in scheduled incident review meetings. Incidents not directly impacting Client will be tracked, prioritized and actioned by FIS. Incidents requiring changes to the Client platform will be communicated to Client per the Change Control Process.

With respect to each Severity Level 1 or 2 FIS failure, FIS shall, as soon as commercially practicable *****, (i) perform a root-cause analysis to identify the cause of such failure, (ii) provide Client with a preliminary report detailing the cause of such failure, (iii) provide Client with a final report no later than *****after such failure, (iv) if such root-cause is within FIS’ control and not due to the Client Resources or other factors outside FIS’s control, provide Client with a corrective action plan designed to prevent such failure from re-occurring, and (iv) if such root-cause is due to the Client Resources, Client shall provide FIS with a corrective action plan designed to prevent such failure from recurring.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 31 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

Exhibit C

Charges

1.    Origenate® Services Fees. Client will pay the fees described below (“Origenate Fees”) for the Origenate Services, beginning on the commencement date when the Service is first available for Client’s production use.

Origenate Service On-going Monthly “Booked Loan” transaction processing fees:
Includes Carleton SmartDocs per booked loan fee. Includes Portal monthly fee.

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

For any Custom Form used with Carleton SmartDocs an additional *****fee of *****per Custom Form will apply.

The use of Carleton SmartCalcs will be governed by a separate agreement between Client and Carleton as well as the Carleton SmartCalcs Exhibit A-3 to Schedule A. Should Client desire to obtain Carleton SmartCalcs directly from FIS additional fees will apply.

2.     PortfolioRevue Services Fees. Client will pay the fees described below (“PortfolioRevue Fees”) for the PortfolioRevue Services, beginning on the commencement date when the Service is first available for Client’s production use.

The minimum monthly billing during each month of Term will be based on the respective volume of Loans stored in the PortfolioRevue Service Database. Notwithstanding the foregoing, FIS will load five (5) years of data prior to the commencement date. The cost for loading the five (5) years of data is included in the PortfolioRevue Service Fees. If however, Client wishes to load more than five (5) years of data, FIS will charge Client on a time and material basis for such work and, if applicable, any ongoing support fees for loading the additional data.

*****	*****	*****
*****	*****	*****

3.     Credit Bureau Attributes. The PortfolioRevue Service is accompanied by interfaces to Equifax, Experian and Trans Union (collectively, “Credit Repositories”) and their respective credit bureau attributes (“Credit Bureau Attributes”). An interface will only be enabled for each Credit Repository for which Client has executed a separate and distinct agreement for access to the Credit Bureau Attributes. If Client chooses to utilize the Credit Bureau Attributes, Client shall pay a monthly fee to FIS for each month in which at least one individual credit bureau is requested (“Credit Bureau Transaction”) by Client as follows:

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.
(PID # 224877) FIS initials & date: _____________________ Client initials & date: _____________________    Page 32 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule A – Origenate® and PortfolioRevue Services

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

The aforementioned fees are over and above any fees Client must pay the Credit Repositories for Credit Bureau Attributes. For purposes of clarification, if a Loan includes a co-signer and Credit Bureau Attributes are accessed for both the primary borrower and the co-signer that will count as two transactions. Likewise, if the configuration requires that two Credit Bureau Attributes (e.g. Experian and Trans Union) be accessed for a Loan and there is no co-signer that will count as two transactions.

4.      Other Interface Fees. Client will pay FIS for Other Interfaces which are not Standard Interfaces as defined in this Schedule A as follows:

NONE

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877)         Page 33 of 34

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

This Schedule B – Biller Service Provider (BSP) Services (“Schedule B”) to the Master Services Agreement between Pioneer Financial Services, Inc. of Kansas City, Missouri (“Client”) and Fidelity Information Services, LLC (“FIS”) is made effective as of the Services Effective Date stated in the Agreement. The Term of this Schedule is as defined in the Agreement. By entering into this Schedule B under the Agreement, Client has engaged FIS to provide the use of FIS’s Biller Service Provider (BSP)™ services, utilizing an application service provider platform hosted by FIS for Client. Client’s use of the foregoing shall be referred to in this Schedule as the “BSP Services” which are as more particularly described in this Schedule, for the fees and charges and upon the terms and conditions set forth below and in the exhibits to this Schedule. Unless otherwise defined herein, capitalized terms used in this Schedule B shall have the meaning assigned to them in the Agreement. The following exhibits are incorporated under this Schedule:

•	Exhibit A – Description of BSP Services

•	Exhibit B – BSP Service Levels

•	Exhibit C – BSP Services Charges
1. BSP Services.
1.1. Description of Services. FIS’s BSP Services, as more specifically described in Exhibit A, are to enable Client to present bills or statements electronically to its Customers and/or accept online debit card and/or ACH payment instructions from its Customers for Client's credit card, leasing and installment credit accounts based in the U.S.A. ("Transaction(s)").
1.2. Access. Client shall comply with FIS's requirements for making the BSP Services operational and available for Customers and/or End Users. An "End User" is a person to whom FIS provides the BSP Services on Client's instruction or authorization.
1.3. End User Agreements. Client is solely responsible for verifying each End User's identity, and for contracting with, and managing the relationship with End Users of the BSP Services and obtaining all necessary End User authorizations to provide the BSP Services. FIS will not have a contractual relationship with End Users, and so must rely upon Client to manage liability and risk issues. Client will include reasonable provisions in its End User agreements regarding, and shall indemnify FIS against, defend FIS against, and hold FIS harmless from claims arising from (a) Client's failure to verify the End User's identity; (b) any End User's use of or inability to use the BSP Services (unless caused by FIS), specifically including any End User's claim for economic loss or damages arising from the End User's use of the BSP Services; (c) Transactions effected with a lost, stolen, counterfeit, or misused log-in ID and/or password (unless caused by a breach of FIS's security other than arising from Client’s negligence); (d) Client's policy with respect to privacy, including notice(s) regarding the collection, use, storage, security, and review of personally identifiable data collected; and (e) actions taken by FIS in accordance with an End User's instruction. Client and its End Users shall be responsible for selecting and safeguarding their passwords for using the BSP Services. As between Client and FIS, any use of the BSP Services through use of a valid password shall be authorized use, provided that FIS will cancel or disable any End User from using the BSP Services promptly following notification from Client.
1.4. Payment Files. FIS will prepare payment files for Client as Client's third-party service provider and deliver the files to Client's designated ODFI (for ACH files). FIS will prepare payment files for Client as Client's third-party service provider and deliver the files to a FIS certified transaction processor (for debit card files).
1.5. Statement Data. If Client is receiving bill presentment services, FIS shall make statement data available for End Users to access through entities participating in FIS's electronic bill presentment network.
1.6. Client Warranties with Respect to BSP Services.
1.6.1. As a condition to its receipt of the BSP Services, Client represents and warrants that Client shall execute and deliver any and all applications, agreements, certifications or other documents required by Network or other third parties whose consent or approval is necessary for the processing of Transactions. "Network" is an entity or association that operates, under a common service mark, a system which permits participants to authorize, route, and settles transactions among themselves.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877) FIS initials & date: _____________________ Client initials & date: _____________________    Page 1 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

1.6.2. Client represents, warrants and agrees that it does and will comply with applicable Laws and Network rules, regulations or operating guidelines. Client shall notify FIS in writing as soon as possible in the event a claim is either threatened or filed against Client by any governmental organization having jurisdiction over the Client related to the BSP Services. Client shall also notify FIS in writing as soon as possible in the event a claim is either threatened or filed against Client relating to Transactions or BSP Services or a fine or other penalty is assessed or threatened against Client relating to Transactions or the BSP Services. BSP PCI certification is responsibility of FIS, not client.
1.6.3. Client represents, warrants and agrees that it is and will continue to be in full compliance with all applicable information security requirements of the Networks, and any modifications to such requirements that may occur from time to time. Upon the request of FIS, Client shall provide FIS with documentation reasonably satisfactory to FIS verifying compliance with this Section.
1.6.4. Client hereby grants FIS the full right, power and authority to request, receive and review any data or records reflected in a transaction report. Client represents and warrants that it has the full right and authority to grant the rights set forth in the preceding sentence.
2. Service Levels. Specific standards for certain aspects of the BSP Services service levels ("Service Levels") are set forth in Exhibit B.
3. Materials. As a convenience, FIS may provide Client with sample forms, procedures, scripts, marketing materials or other similar information (collectively, "Materials"). Client shall have a license to use Materials, if any, solely in connection with its use of the Services during the term of this Agreement and solely in a manner that is consistent with the Specifications. Client's license to use the Materials shall expire immediately upon termination of the Agreement. Client is responsible for its use of Materials and bears sole liability for any such use.
4. Training. FIS will provide its initial training in accordance with SOW-1 Implementation Services. Following such initial training, Client is responsible for its trainer(s) training Client's employees on the use and operation of the Services. Additional training may be provided by FIS upon Client's request, including onsite training at Client's location, as mutually agreed to by the parties regarding topics, duration and fees and expenses.
5. Invoices: Fees and Other Charges.
Client shall pay all fees and charges set forth in the attached Exhibit C BSP Service Charges, in accordance with the payment terms in the Agreement, beginning on the commencement date when the Services are first available for Client’s production use.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 2 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

EXHIBIT A
DESCRIPTION OF BSP SERVICES

The following describes the BSP Services. Additional configuration and use of BSP APIs is covered in the SOW.
IVR. A FIS touch-tone phone-based English language payment system where Client's Customers can make secure payments via ACH and Debit cards. The IVR system is voice XML based, based on Windows technology and fully integrated with the BSP web based applications.
Just Pay It. A FIS secure, web-based, customer facing service for one-time payments. It is branded to match the look and feel of the Client's company website in order to facilitate one time payments via ACH and Debit card.
Biller Console. A FIS secure, web based administrative console for use by Client's Phone Agents. The Biller Console is fully integrated to all of the BSP applications and provides Client with a single, consolidated approach to research, reporting, and customer service functions related to the BSP Services. The Biller Console is an integrated Web application allowing Client's Phone Agents to take payments on behalf of Customers, whether they are Internet enabled or not. If applicable, multiple payments can be taken on behalf of the same Customer at the same time on a single screen; each payment will be submitted separately in the daily deposit file.
Customer Console. A secure, enrolled Web-based Customer-facing application; branded to match the look and feel of Client's company website, to facilitate bill/account summary viewing presented by FIS. Client's Customers may access the Customer Console through a login process from the Client's company's Customer self-service website. This is done through the installation of FIS' API. The Customer Console allows Client's Customers to make one-time, scheduled and recurring payments. Customer with multiple accounts may make multiple payments on a single screen. Customers will have Payment and bill / account summary history available for viewing for 24 and 13 months, respectively. Also available are optional linkage to bills hosted by Client and banner ads to assist Client with marketing efforts. Client will use an in-house application to create its billing output; this output file can be used to present bills or bill summary data electronically at the FIS hosted site.
Customer ACH Payment Confirmation. FIS will produce a payment confirmation letter on the day that an ACH payment is processed through the BSP Services. The ACH payment confirmation letter will be sent via email if the payment is initiated through a web based BSP Service and an email address is provided by the Customer. For all Customers with email addresses on file, other ACH payment confirmation letters, including those initiated through the IVR, will be sent via email and exceptions by FIS via postal mail to the Customer.
Site/Document Branding. The site will be accessed as a biller direct model, with Customers clicking on a link to access the FIS presentment and payment application from the appropriate Client’s company website. Each application will be fully branded to match the look and feel requirements of Client. FIS will place a message on each screen of the Just Pay It and Customer Console to indicate that the Client's Customer is on an FIS web site.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 3 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

Flexible Remittance Feeds. Single production remittance each day after 8:00 PM ET cut off.
Advanced Real-time Reporting. Online report access is available through the Biller Console. The online reports can be generated real-time for a specific date range as often as needed. All reports are viewed in HTML format. This is a browser-based application that allows authorized employees to run reports as needed. Those individuals authorized by Client, will be able to download reports into CSV or Excel. This added feature provides the ability to search and sort data, run analytics and/or upload to other programs. FIS online reporting tool enabling Client to run reports based on a variety of search criteria.
Reports will be predefined at the time of installation. Below is a list of the standard reports available:
> Enrollment Report             > Notification of Change Report
> ACH Transaction Report        > Failed Payment Report
> Debit Card Transaction Report    > Unmatched ACH Report
> Account Activity Report        > CSR Activity Report
> Automatic Payment Report        > Banner Ads Viewed Report
> Daily Payments Summary Report
System Interfaces: The following is a list of interfaces that will be a part of the BSP Services:
> Seamless login to the Customer Console     > Delivery of ACH file from FIS to Client preferred
financial institution for ACH origination

> Delivery of statement data file         > Dedicated line for file transmissions from Client
to FIS and FIS to Client’s secure FTP account.
> Delivery of enrollment data/changes
                        > Debit Card interface to FIS partner, Chase
> Real-time Post Back Functionality         Paymentech
consisting of an hourly delivery of
remittance information (posting) from FIS
to Client

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 4 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

EXHIBIT B
SERVICE LEVELS
Performance and Problem Response Requirements

1.
Service Availability. FIS shall make access available to the BSP Services twenty four (24) hours per day, seven (7) days per week, less scheduled maintenance as defined below. FIS will conduct proactive monitoring of all hardware and software required for operation of the BSP Services, including monitoring disk space, CPU utilization, memory utilization, and critical error messages. When possible, FIS will notify Client in advance of any potential outages that would prevent either the Client or its End Users from using the BSP Services. FIS will provide support twenty four (24) hours per day, seven (7) days per week, for any production related issues.

2.
Scheduled Maintenance. All maintenance activity will be carried out between ***** and *****CT except once a month when FIS may use an extended maintenance window of no more than five (5) hours for the purposes of major infrastructure or application upgrades. Client must be notified at least thirty (30) days before an extended maintenance window is to occur.

3.
Client Data File and/or Document Data File. Upon FIS’s receipt of the Client Data File and Document Data File from Client, FIS will process and load the data into the BSP Services production environment no later than the time frame mutually agreed to after receipt, not to exceed ***** and to be performed during non-peak hours.. All regularly scheduled files will be processed within *****of receipt by FIS unless otherwise specified and agreed upon with Client. Receipt of a file is identified as the successful transmission of the file to the designated FTP server by Client. FIS will notify Client, by a mutually agreed upon method, of each file’s status no later than *****after succeeding or failing to process and load the file. In the event of exceptionally large, additional, missed, or the reprocessing of files, special arrangements must be made with FIS Production Control to determine a mutually agreeable schedule for delivery.

4.	FIS Customer Service Representative Service Level (If Client elects to purchase Customer call center services from FIS) on Customer service calls across the shared environment are:

a.
Deposit File and/or Accounts Receivable File. If Client has elected to receive this service, FIS shall create a daily ACH file in NACHA format to be electronically transmitted to Client’s designated financial institution on each Business Day, in accordance with the terms and conditions set forth in the Agreement. Additionally, FIS shall create, if Client has elected to receive this service, a separate daily (Monday through Sunday) Accounts Receivable (A/R) file. FIS requires that the Client pick up the Accounts Receivable file each day on a specified FTP server at a mutually agreed upon time. FIS will notify Client, by a mutually agreed upon method, of the Accounts Receivable file status no later than the mutually agreed upon time for file pick up.

i.	*****of the calls answered within the first *****

ii.	The abandoned rate shall be less than *****excluding calls *****

i.	The speed of answer shall be less than *****

a.
Customer Service Representative Service Levels are calculated based on all received calls; not on a per Customer basis. Client must provide a *****forecast of expected call volumes *****in advance and maintain projected volume accuracy *****of actual volumes. In the event that Client’s actual call volumes ***** for customer service representatives will be ***** while the *****

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 5 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

5.	Excused Performance Problems
FIS shall not be liable to Client or its End Users for any failure to meet a Service Level (“Problem”) to the extent that such failure is attributable to: (i) a Force Majeure event as defined in the Agreement; or (ii) acts or omissions of Client or its End Users; or (iii) breaches of the Agreement by Client or its End Users. The foregoing are referred to herein collectively as “Excused Performance Problems.”

6.	Additions and Modifications to Service Levels
In the event that any applicable system or function used by FIS to provide a Service is replaced during the Term by a comparable system or function, the Service Level shall, to the extent reasonably practicable, be defined during the *****of operation of such replacement system or function, provided that such Service Level shall be established at a level intended to achieve performance at least the same as or better than performance under the Service Level associated with the replaced system or function.

7.	Documentation of Changes
Any additions or modifications to Service Levels shall be documented in a written amendment to the Agreement (and this Schedule) and mutually agreed upon by both Client and FIS.

8.	Account Volume Growth
Batch windows are based on current account volumes as of the Effective Date. Batch windows may be adjusted by FIS in consultation with Client should account volumes exceed *****growth.

9.	Operational Performance and Service Levels Requirements

a.	Website and IVR Service Levels:
Scheduled Uptime - FIS shall use commercially reasonable efforts to provide twenty-four (24) hours per day, seven (7) days per week Availability of the website and IVR systems to Client and its End Users.
Availability - The Availability of the website and IVR systems shall be at least ***** during monthly Scheduled Uptime.
“Availability” shall mean: Actual Uptime (Scheduled Uptime less Excused Downtime). For purposes of calculating Availability, "Actual Uptime” shall mean the aggregate amount of time in any month during Scheduled Uptime, as measured in minutes, during which the website and IVR are actually Available for Use.
“Available for Use” shall mean: All of the functions intended to be used by Client and its End Users are accessible to, capable of being downloaded by, and usable through the website and IVR systems.
For purposes of this Service Level, the Services shall not be considered to be unavailable (i.e. not “Available For Use”) due to:
-    Failures of personal computers, laptops and computers and other devices of End Users; or
-    Excused Force Majeure events.

b.	Excused Downtime
“Excused Downtime” shall mean the aggregate amount of time in any calendar month during Scheduled Uptime, as measured in minutes, during which the website or IVR is not Available For Use if and to the extent such unavailability is within scheduled downtime windows as mutually agreed to by FIS and Client.

c.	Response Time

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 6 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

The average system response time to all URL requests will be less than or equal to *****. The application performance shall be continuously monitored at the hosting site. If degraded performance is observed, a Critical Severity Problem will be logged and handled as per below. Root cause analysis will be performed within *****of the incident to identify steps to be taken to avoid future problems provided that FIS is not prevented from creating such analysis due to third party constraints. In either case, a root cause analysis will be provided within *****. If the monthly average Service Level falls short of the objective, FIS shall notify Client of the issue

d.	Scalability
The system is scaled to support all concurrent users. Sufficient capacity will be maintained to provide all users with availability and response times meeting or exceeding the required Service Levels. Utilization will be continually monitored. Weekly system utilization reports will be reviewed with FIS along with a trend analysis. Based on the trend analysis, system capacity shall be proactively added to provide sufficient capacity to meet the Service Levels.

10.	Problem Response and Resolution

a.	Severity
“Severity” is the reasonably assessed possible risk or effect of a problem on business operations. All notifications, escalations, and standards for responding to problems are set by Severity. The following are some of the elements used in determining the Severity of a problem:
- the criticality of the applications being affected; and
- the number of Client’s End Users affected.

a.	Problem Response
Beginning at the time FIS is notified or otherwise becomes aware of a Problem (the “Start Time”), FIS shall have FIS personnel capable of resolving the Problem assigned to and in possession of the Problem within the applicable response time set forth in the table below during FIS’s regular business hours.

b.	Problem Resolution
Beginning at the Start Time, FIS shall resolve such Problems within the applicable Problem resolution time set forth in the table below during FIS’s regular business hours.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 7 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Biller Service Provider (BSP) Services

For purposes of the Problem Resolution Service Levels, a Problem shall be deemed resolved when the trouble ticket is closed following confirmation from Client that the Problem has been resolved to its reasonable satisfaction.

Priority	Prior Description	First Status Update	Subsequent Status Updates
Critical
•     System Outage (application and/or tool)
•     Extensive impact to Clients’ productivity
•     Extensive impact on Clients’ Customers’ productivity (if applicable)
•     Extensive impact to payment processing
•     Extensive financial impact to Client
		*****	*****
High
•     Significant reduction in system effectiveness (application and/or tool)
•     Significant impact on Client’s productivity
•     Significant impact on Clients’ Customers’ productivity (if applicable)
•     Significant impact to data integrity and/or delivery
		*****	*****
Medium
•     Moderate reduction in system effectiveness (application and/or tool)
•     Moderate impact to Client’s productivity and/or number of Client’s Customers impacted
•     Moderate impact to data integrity and/or delivery
		*****	*****
Low
•     Minor reduction in system effectiveness (application and/or tool)
•     Minor impact to Client’s productivity and/or number of Client’s Customers impacted
•     Minor impact to data integrity and/or delivery
•     General inquiries
		*****	*****
Low-Email	• Low Priority Items (If urgent, please call)	*****	*****

11.	Payment Processing and Information Transfer
FIS has the responsibility to maintain its software and to process and transmit all payment transactions with one hundred percent (100%) accuracy, no later than the agreed upon transmission time, subject to exclusions and excused events in accordance with this Exhibit B.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877)    Page 8 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Virtual Back Office (VBO) with AutoSuite Services

EXHIBIT C
BSP SERVICES CHARGES

*****	*****
*****	*****
*****	*****
*****	*****
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*****	*****
*****	*****
*****	*****
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*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

Application Transaction Fees and presentment fees are calculated as “Fill a Tier” based on the monthly volume.
Initial implementation cost for Pioneer will be *****and is included in the fixed implementation fees as described in SOW 01 – Implementation Services. Additional units in future can be setup at implementation price mentioned above.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877) FIS initials & date: _____________________ Client initials & date: _____________________    Page 9 of 9

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule B – Virtual Back Office (VBO) with AutoSuite Services

This Schedule C – Virtual Back-Office (VBO) with AutoSuite Services (“Schedule C”) to the Master Services Agreement between Pioneer Financial Services, Inc. of Kansas City, Missouri (“Client”) and Fidelity Information Services, LLC (“FIS”) is made effective as of the Services Effective Date stated in the Agreement. The Term of this Schedule is as defined in the Agreement. By entering into this Schedule C under the Agreement, Client has engaged FIS to provide the use of FIS’s Virtual Back-Office (VBO) services (“VBO Services”) and ASP Services (as defined below), utilizing the FIS AutoSuite Automotive Finance core servicing platform hosted by FIS for Client. Additionally, FIS will host FIS AutoSuite Default Manager for Client to use within their own collection department. Client’s use of the foregoing shall be referred to in this Schedule as the (“Consumer Finance Processing Services” or “Services”) which are as more particularly described in this Schedule, for the fees and charges and upon the terms and conditions set forth below and in the exhibits to this Schedule. Unless otherwise defined herein, capitalized terms used in this Schedule C shall have the meaning assigned to them in the Agreement. The following exhibits are incorporated under this Schedule:

•	Exhibit A – ASP Hosted Applications

•	Exhibit B – Service Levels for VBO AND ASP Hosted Applications

•	Exhibit C – Charges

1.	Definitions. As used in this Schedule, the following definitions shall have the meaning ascribed to them below:

1.1.
“Application Support Services” shall mean the services provided by FIS to fulfill a) Software Service Request submitted by Client, or b) answer questions Client may have regarding ASP Hosted Applications c) research performed by FIS on behalf of Client or d) resolution of Severity Level 4 and 6 Incidents.

1.2.	“ASP Hosted Applications” shall mean the FIS software that operates within FIS’s ASP as defined in Exhibit A.

1.3.	“ASP Services” are the services described in Sections 9 and 11 below.

1.4.	“Borrower” shall mean a loan account customer.

1.5.	“Browser Based Interface” or “BBI” shall mean a GUI interface for certain mainframe ASP Hosted Applications, provided by FIS via the ASP Hosted Applications or FIS Provided Third Party Software.

1.6.
“Business Days” shall mean each Monday through Friday except holidays recognized by the Federal Reserve System Board of Governors (“Holidays”). All references to days shall mean calendar days, unless otherwise specified.

1.7.
“Client Provided Third Party Software” shall mean any program or part of a program, which is licensed or sublicensed to Client by a Third Party that has the right to provide that license or sublicense, and for which Client has responsibility for maintaining an active maintenance agreement with the Third Party and for providing application support unless otherwise specifically identified in this agreement.

1.8.
“Client Resources” shall mean those assets, services, personnel and rights, leased, contracted for, licensed, or owned by Client, Client Software, and Client Provided Third Party Software to be made available to FIS by Client to enable FIS to provide the Services.

1.9.
“Client Software” shall mean any program or part of a program (or any modifications, updates or enhancements to such Client Software) which is owned by Client which is made available by Client to FIS and which is necessary for FIS to provide the Services. Under no circumstances shall the ASP Hosted Applications and work performed by FIS related to the ASP Hosted Applications constitute Client Software for purposes of the Agreement.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

(PID # 224877) FIS initials & date: _____________________ Client initials & date: _____________________    Page 1 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

1.10.	“Commencement Date” shall mean the date when the Services are first available for Client’s production use.

1.11.
“Defect” shall mean any failure, malfunction, defect or non-conformity in the ASP Hosted Applications, which prevents the ASP Hosted Applications from substantially operating and/or performing in any material respect in accordance with the Documentation.

1.12.
“Division of Labor” shall mean a document created and mutually agreed upon during implementation that clearly defines the tasks to be performed and the responsibility for performing such task as either provided by FIS, Client, or a third party.

1.13.	“Documentation” shall mean FIS’ standard operating instructions relating to the ASP Hosted Applications,

1.14.
“FIS Application Service Provider (ASP)” shall mean the operation of the FIS’s ASP Hosted Applications in a FIS provided production environment within the FIS Technology Center(s) utilizing a same instance/version of FIS’s ASP Hosted Applications for multiple FIS Clients.

1.15.
“FIS Provided Third Party Software” shall mean any program or part of a program, which is licensed or sublicensed to FIS by a third party, including, without limitation, those applications that operate within FIS’s Technology Center.

1.16.	“FIS Technology Center” shall mean as of the Effective Date, FIS’s data center(s) located in Little Rock, Arkansas and/or such other or replacement locations as FIS may designate.

1.17.	“Incident” shall mean an unplanned interruption to a Service, a reduction in the quality of a Service, or a failure of a configuration item that has not yet impacted a Service.

1.18.	“Lending Policies” shall mean policies defined by the Client to be incorporated into the Operating Procedures.

1.19.
”Level 1 Service Request” shall mean incoming borrower service requests typically fulfilled during the initial Borrower interaction (phone call, email, chat) and do not require additional research, review or Client approval. These service requests typically include account inquiries, non-monetary borrower and account maintenance. FIS’s service representative will attempt to resolve the service request during the initial call. In the event the service request cannot be resolved during the initial Borrower session, the request will be referred to another FIS employee as a Level 2 service request. FIS will collaborate with Client to define and develop mutually agreeable procedures for Level 1 and Level 2 service requests which will be documented in an addendum to Exhibit B in this Schedule.

1.20.
“Level 2 Service Request” shall mean incoming Borrower service requests that require additional research, review, or Client approval. These Borrower service requests are routed to a FIS back office service agent to fulfill the service request. In certain situations these service requests are routed to the Client for approval and/or instructions. These service requests typically include monetary and non-monetary borrower and account transactions.

1.21.	“Mainframe” shall mean the CPU and all associated peripheral devices, operating systems and all subsystems provided by FIS.

1.22.
“Modification” shall mean any customization, enhancement, modification or change made to the ASP Hosted Applications by FIS, Client or any third party acting on behalf of FIS or Client. For the avoidance of doubt, Modifications do not include Client Materials.

1.23.	“Operating Procedures” shall mean the servicing procedures and operating guidelines mutually developed during implementation and completion of the Division of Labor document.

1.24.	“Production Support-Application Services” shall mean Services necessary to maintain and operate the ASP Hosted Applications.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 2 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

1.25.
“Production Support-Systems Services” shall mean Services to maintain and operate the hardware, operating systems and FIS Provided Third Party Software on which the ASP Hosted Applications are installed.

1.26.	“Software Service Request” shall mean a request by Client for FIS to make a change to the ASP Hosted Applications which is not an Incident related to a Defect or Modification (either base or custom).

1.27.	“Service Level(s)” shall mean the performance measurements according to metrics set forth in Exhibit B to this Schedule.

1.28.	“Specifications” shall mean the accumulation of Lending Policies, Operating Procedures and Division of Labor.

1.29.	“Upgrades” shall mean Services to be performed by FIS to apply new versions of the ASP Hosted Applications to FIS’ ASP environments.

2.	Loan Origination Services

2.1.	FIS is not providing any services relative to loan application, underwriting, fulfillment, closing, funding, or other loan origination services.

3.	VBO – Back Office and Customer Contact Services.

3.1.
FIS, by itself or through a third party, will provide the Services described in this Section (“VBO Services”) in accordance with this Schedule and Specifications and mutually agreed to by the parties in writing.

3.2.	VBO Services consist of the following business processes related to servicing the Borrower and the loan account pertaining to consumer unsecured loan.

3.2.1.	Incoming Borrower communications to include phone, chat, and email service request initiated from Client’s “My Accounts” on-line web based customer self-service system.

3.2.2.	Level 1 Borrower service request.

3.2.3.	Level 2 Borrower service request.

3.2.4.
VBO Services will be provided using standard policies and procedures based on Client requirements and will be reviewed and approved by both parties prior to implementation and ongoing prior to use as updated. Client acknowledges and understands FIS will not provide support for Client licensed and/or operated third-party systems.

3.3.	Client will provide one or more toll free number(s) and be responsible for the related telephony costs to be used in association with collections and customer service functions.

3.4.	Client is solely responsible for all legal, regulatory, risk management and procedural compliance related to the Services provided by FIS on behalf of the Client.

3.5.
Client will provide not less than two (2) months lead time to train FIS personnel on all upcoming promotional and non-standard events, and (c) will participate in due diligence meetings with FIS prior to implementation to provide any existing procedures Client is using and to review and approve the procedures that will be used by FIS.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 3 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

3.6.
Interactive voice response (“IVR”) will be provided and administered by FIS. The IVR will provide the Customer the ability to authenticate, obtain current balance, payment amount due and due date, and provide the ability to make a payment. Customers will have the ability to opt out to a CSR.

3.7.
Chat software will be provided and maintained by FIS.  Chat will be used where appropriate for the purpose of administering loan servicing requests originating from Client’s “My Accounts” on-line web based customer self-service system.

3.8.	VBO Services according to the Division of Labor. The table below is a subset of the full Division of Labor that will be completed as part of the implementation project.

Description	FIS	Client
New loan origination processing	*****	*****
Customer loan application calls	*****	*****
New loan origination upload to servicing system	*****	*****
New loan upload quality control processes	*****	*****
Borrower/account inquiries and servicing	*****	*****
Validate borrower prior to releasing account information	*****	*****
Detailed customer/account research	*****	*****
Borrower/account monetary service request (example: processing over payment refund)	*****	*****
Borrower/account non-monetary service request (example: providing borrower with copy of agreement)	*****	*****
Payment posting, research, exception processing	*****	*****
Identify up-sell refinance opportunities	*****	*****
Provide up-sell refinance leads to Client	*****	*****
Negotiate refinance terms and conditions with borrower	*****	*****
Fulfill refinance loan closing process	*****	*****
Borrower address corrections	*****	*****
Credit bureau processes and disputes	*****	*****
Debt protection processing	*****	*****
Return mail processing	*****	*****
Daily reconciliation of portfolio to sub-ledger	*****	*****
Reconciliation to corporate General ledger	*****	*****
Manage FIS 3rd party relationships	*****	*****
Manage Client 3rd party relationships	*****	*****
Lockbox management	*****	*****

4.	Staffing for VBO Services.

4.1.
FIS will provide the necessary staffing to support the agreed upon account volumes, service levels, and VBO Services requirements, and during the hours of operation (Business Hours) in accordance with this section.

4.2.	Client’s anticipated customer account volumes will be provided to FIS by Client by Effective Date.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 4 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

4.3.	Client shall provide FIS with no less than sixty (60) days’ notice of anticipated volume decreases or increases in excess of ***** in order for FIS to add additional staff.

4.4.	Customer Contact Center Services will be provided during the Business Hours:

Monday through Sunday	8:00 am to 8:00 pm ET
Holidays	Closed

4.5.	Back Office Services will be provided during the following Business Hours:

Monday through Friday	8:00 am to 5:00 pm ET
Saturday and Sunday	Closed
Holidays	Closed

5.	Service Levels for VBO Services.

The Service levels for VBO Services are in Exhibit B.

6.	Print and Mail Services.

6.1.
FIS shall provide print and mail services for the standard Borrower statement as an exception process for those which are not delivered electronically to Borrower. Any special or additional print and mail services may be requested by Client from FIS and set forth in a mutually agreed SOW.

6.2.
FIS shall follow mutually agreed upon procedures and time schedules to timely print and mail Borrower documents on a periodic basis in accordance with the Specifications. FIS shall print and mail documents pursuant to the frequency schedule agreed by the parties, but in no event later than one (1) day after the date agreed to by the parties. FIS shall be responsible for supplying all standard materials for printing and mailing, except that Client shall be responsible for reimbursing FIS for all Client printing and mailing materials remaining in inventory upon expiration or termination of this Schedule.

6.3.
Postage fees are additional fees and will be charged at the lowest United States Postal Service automation rates available and applicable. All mail pieces that do not have a standardized address will be charged at the standard full postage rate and not at the applicable automation rate. Rejects resulting from incorrect addresses may be mailed at higher non-automation postage rates.

7.	Document Imaging Services.
FIS shall provide a standard API to load Contract Documents from Client partner, eOriginal, into the FIS imaging solution. Imaged contract documents will be available through BSP.

8.
Communication and Contacts. FIS will meet with Client via conference call on a mutually agreed upon frequency to review performance, and Quarterly Business Reviews will be conducted to discuss strategy, performance and engagement. Each party shall designate a primary and backup contact to communicate with the other party to resolve issues as needed. All communication regarding VBO Services shall go through the FIS Client services team as the initial point of contact.

9.	Software and Technology. The following are the ASP Services to be provided to Client by FIS under this Section 9:

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 5 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

9.1.
ASP Hosted Applications and FIS Provided Third Party Software. FIS, using the software stated in Exhibit A, will perform data processing services for Client as described in this Schedule C. Client acknowledges that its use of software in connection with its receipt and use of the ASP Services under this Schedule are non-exclusive, personal, non-transferable (except in direct connection with a permitted assignment of the Agreement), limited use rights during the Term of this Schedule, and that FIS does not convey or grant to Client any other use, license, or any rights in or to the ASP Hosted Applications or FIS Provided Third Party Software. All rights of FIS to the ASP Hosted Applications, and of the owners of FIS Provided Third Party Software, not expressly granted in this Schedule are reserved. The provisions set forth in 7.3 below shall also apply with respect to any FIS Provided Third Party Software.

9.2.
Client Software and Client Provided-Third Party Software. FIS will use all Client Software and Client Provided Third Party Software exclusively in connection with providing the Services and any Deliverables to Client. Additional use of Client Software by FIS shall require the written consent of Client. FIS reserves the right in advance of any processing or use of such software to assure compatibility with equipment and consistency with other processing requirements, techniques and standards. If any use of such software increases or decreases FIS’s operating costs, FIS will so advise Client and both Client and FIS will negotiate to agree upon the appropriate changes to the Monthly Per Account Fee as set forth in Exhibit C. Client is responsible to provide application support for Client Software and Client Provided Third Party Software unless otherwise specifically identified in this agreement. The provisions set forth below shall also apply with respect to any Client Software.

9.3.	Third Party Software and Maintenance.
(a)    Third Party Software. FIS will use all Client Provided Third Party Software for the exclusive use by Client in connection with the Services to Client. Additional use of Client Provided Third Party Software by FIS shall require the prior written consent of Client. For any Client Provided Third Party Software, FIS reserves the right in advance of any processing or use of any Client Provided Third Party Software to assure compatibility with equipment and consistency with other processing requirement, techniques, and standards. If any use of such Client Provided Third Party Software increases or decreases FIS’s operating costs, FIS will so advise Client and both Client and FIS will negotiate to agree upon the appropriate changes to the monthly per account fee. Client will procure all consents and pay any expenses necessary to allow FIS to use any Client Provided Third Party Software. If a defect occurs in the Client Software, Client Provided Third Party Software or FIS Provided Third Party Software or if such Client Provided Third Party Software or FIS Provided Third Party Software does not function in accordance with its specifications during the Term, FIS and Client shall cooperate fully with each other to cause such third party to promptly correct such defect to the extent required under the applicable agreement. To the extent that any Client Provided Third Party Software or FIS Provided Third Party Software or necessary part thereof is not made available to FIS or if a defect in any Client Provided Third Party Software or FIS Provided Third Party Software or necessary part thereof inhibits FIS’s provision of the Services, and despite FIS’s reasonable efforts to avoid and minimize such occurrence, FIS shall be excused from providing such Services until at least the Client Provided Third Party Software or FIS Provided Third Party Software is made available or the defect remedied plus a reasonable time thereafter. FIS shall use its reasonable best efforts to propose interim “work around” solutions and to contact and negotiate with such third party software vendors in an effort to accomplish the prompt elimination of any problems, and Client shall reimburse FIS on a pass-through expense basis for any costs incurred by FIS.

(b)    Third Party Software Maintenance. During the Term, Client will provide and pay for all software maintenance for the Client Provided Third Party Software. During the Term, FIS will provide

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 6 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services as part of the monthly per account fee all third party software maintenance for the FIS Provided Third Party Software.

9.4.
Standard Enhancements. FIS may, as FIS deems necessary, install standard Upgrades to the ASP Hosted Applications on a periodic basis, as determined by FIS. FIS will notify the Client at minimum 30 days in advance of the timing of such Upgrades and give the Client the opportunity to perform user acceptance testing prior to migrating the Upgrades to production.

9.5.
Custom Code. During the Term, Client may make Modifications to ASP Hosted Applications that are specific to Client and not included in the base FIS Software. Such requests will be deemed additional Services under the Agreement under one or more Statements of Work under the Agreement and with reference to this Schedule.

10.
Third Party Services. All third-party service agreements not otherwise managed by FIS as specifically set forth in this Schedule shall be established by the Client and all third-party expenses associated therewith shall therefore be Client’s responsibilities.

10.1.
In order for FIS to provide the Services, Client shall provide FIS with access to Client’s system and procure the right for FIS to use the services and any deliverables of Client’s third-party service providers as and when applicable. FIS (on Client’s behalf) will then obtain from such third party providers the necessary information, deliverables as applicable, and services required to provide the Services described herein. FIS shall only access and use the services of those providers as authorized in writing by Client to FIS.

10.2.
Client acknowledges and agrees that (i) FIS makes no representations or warranties regarding any of the information, deliverables and services that Client receives from a third-party provider, and (ii) FIS shall have no responsibility or liability whatsoever for the quality, quantity or timeliness of delivery of any information, deliverable or service ordered from a third-party service provider.

11.	ASP Services. - The following are the ASP Services to be provided to Client by FIS under this Schedule, for the ASP Hosted Applications listed in Appendix A:

11.1.	Production Support – Application Services shall consist of the following:

11.1.1.
Respond and investigate all Incidents that appear to be caused by ASP Hosted Applications Defect that require immediate response regardless of severity level; escalate as appropriate. Specifics are stated in Exhibit B.

11.1.2.	Resolution of severity level 1 and 2 Incidents according to Service Levels set forth in Exhibit B.

11.1.3.	Year‑end or other unique calendar event processing as mutually agreed.

11.1.4.	ASP Hosted Applications performance monitoring and tuning.

11.1.5.	ASP Hosted Applications testing required for hardware, operating system and Third Party Software changes at the Installation Site.

11.1.6.	Management and execution of Change Control Process for the ASP Hosted Applications.

11.1.7.
Test regions and support to allow the Client to perform user acceptance testing on changes to the ASP Hosted Applications before they are migrated to production. 30 day lead time will be provided for testing.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 7 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

11.2.	Production Support ‑ Systems Services.
FIS will provide processing and operational services for data processing and computer systems that support Client's use of the ASP Hosted Applications. FIS will provide the following:

11.2.1.
Batch Support. Manage production batch processing jobs for ASP Hosted Applications, process online application files and other output deliverables that are dependent on batch processing which are available subject to the Service Levels in Exhibit B.

11.2.1.1.	Maintain production job schedules and cooperate with Client by reasonably responding to special processing requests and new processing requirements for production.

11.2.1.2.	Perform batch processing of input data from Client using the ASP Hosted Applications *****per ***** exclusive of Holidays.

11.2.1.3.	Monitor schedule-related Incidents and recommend refinements and revisions to the production operations schedules.

11.2.2.
Online Support. ‑ FIS shall make the ASP Hosted Applications available for use by Client. FIS shall provide Client on-line access to the ASP Hosted Applications from Client workstations and through web services access, if applicable, during the hours of online availability.

11.2.3.	Controls. ‑ FIS uses processes, tools and resources to manage and control the performance of the Services for Client:

11.2.3.1.
Capacity Management. Using forecasted loads from Client for new projects and the evolution of existing services and projected growth volumes, this process defines what resources will be required to cover Client demands. FIS will provide capacity management services for CPU and web resources, DASD and tape. Client will participate in and provide drivers for the capacity planning process.

11.2.3.2.
Change Management. FIS will use the Change Control Process for planning, coordinating, reporting and monitoring changes to the Client environments affecting the Services scope, delivery, timing, and/or pricing. FIS will perform the changes to Client environments during the Scheduled Maintenance Window. FIS and Client acknowledge the importance of managing change and commit to submit all such changes through the FIS Change Control Process.

11.2.3.3.
Performance Management. FIS will provide monitoring of host, server and web systems to measure, analyze and report on attainment of service levels as set forth in Exhibit B. FIS maintains tools to provide alerts related to service levels and communicate to Client as stated in Exhibit B.

11.2.4.	Backups and Media.

11.2.4.1.
File and Program Backup and retention policies. FIS standards are defined by platform. After such time as the FIS employees receive and operate Client’s data on appropriate media in electronic format at FIS’s facilities, FIS will provide and maintain reasonable backup files on appropriate media for such Client data. FIS is responsible to adjust ASP Hosted Applications jobs and programs to utilize FIS backup processes and procedures.

11.2.4.1.1.1.
Mainframe. Daily backups are retained for *****with the exception of Input files which will be retained for *****. Monthly backups are retained for *****. Annual backups will be retained. In the event processing services relating to the Services are terminated on or after the annual data retention boundary mutually agreed, Client may elect to either (i) take possession of

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 8 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services the backups or (ii) pay FIS at FIS’s then current rates to continue retention of the backups.

11.2.4.1.1.2.
Distributed. Daily backups are retained for ***** with the exception of input files which will be retained for *****. Weekly backups are retained for *****. Monthly backups are retained for *****. Annual backups will be retained as mutually agreed. In the event processing services relating to any FIS Services are terminated on or after the annual data retention boundary mutually agreed, Client may elect to either (i) take possession of the backups or (ii) pay FIS at FIS’ then-current rates to continue retention of the backups.

11.2.4.2.	Reports Backup and Retention Policies.

11.2.4.2.1.1.
Mainframe. FIS will retain reports according to the retention periods defined in SAR according to FIS standards. In response to the storage media needs to support the mutually-agreed usage and retention, FIS will purchase storage media as needed to meet the incremental increased consumption relating to such retention requested by Client and Client agrees to pay those charges through a mutually agreeable SOW.

11.2.4.2.1.2.
Distributed. FIS reporting is created through real-time queries on the associated reporting database and retained according to the information retention policy. Reports can be recreated based on user defined ‘as of date’ within the associated database. Queries are not retained by FIS.

11.2.4.3.	File Transmissions.
FIS and Client will mutually agree on and maintain a secure and encrypted file transmission protocol prior to the Commencement Date.

11.3.	Application Support Services.

FIS will provide Application Support Services to fulfill Software Service Requests submitted by Client, according to a process (“Software Service Request Process”) to be mutually agreed by the parties prior to the Commencement Date and on an individual basis according to a priority assigned solely by Client.
Examples of Software Service Requests consist of the following but are not limited to:

a)	general support requests,

b)	ad‑hoc report requests, maintenance transactions, new or existing transmission changes,

c)	PARM or configuration changes,

d)	handling exception processing due to events at Client, and

e)	changes to data retention/backup requirements and research.
Client shall review the Software Service Request prioritization with FIS in a weekly meeting.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 9 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

Additionally FIS will provide Application Support Services to resolve Incidents for Severity Levels 4 and 6 according to a process (“Incident Resolution Process”) to be mutually agreed by the parties prior to the Commencement Date and on an individual basis according to a priority assigned by Client.
Client shall prioritize Incidents with input from FIS and the parties shall review this prioritization in a weekly meeting. FIS will produce an updated New Incidents This Week report for use in prioritization each week.
As part of the monthly per account fee, FIS shall provide these Application Support Services in the amount of ***** per *****. FIS shall track such hours and report them to Client on a monthly basis. In the event Client requires additional hours in excess of *****, FIS will seek Client approval to perform the work and Client will be billed at the standard rate.

11.4.
Miscellaneous. FIS will not have access to online production data except as granted by Client administration of ASP Hosted Applications security to apply configuration changes or provide Services as requested by Client. All FIS access to other Client production data will be granted via firefighter IDs which are subject to detailed controls reported to Client and expire no later than 5 am CT on the day following when the firefighter ID is activated.

12.
Set-up and Implementation. FIS will set up infrastructure and environment/systems to support the ASP Services under this Schedule as described in SOW 01 - Implementation Services executed by the parties under the Agreement.

13.	Professional Services. All professional services to be provided by FIS to Client shall be described in an applicable SOW governed by the Agreement.

14.	Client Responsibilities.

14.1.
Client shall be responsible for product management and pricing, regulatory compliance and reporting, tax compliance and reporting, risk management, its own third-party relationships, and legal requirements with respect to all services Client provides to its Customers.

14.2.
Client shall provide to FIS Client’s mail and marketing plans for marketing effort, including certain blitz and one-time marketing campaigns (“Media Promotions”) and notice of forecasts related to such Media Promotions (including but not limited to radio, television, direct mail, Internet, and other media) from which FIS and Client will mutually agree upon anticipated volume projections, at least every ninety (90) days and in sufficient detail to allow FIS to make appropriate staffing decisions and adjustments.

14.3.
Client shall provide to FIS Client’s completed written lending policies, procedures, and guidelines (“Lending Policy”) and any changes or updates thereto in a timely manner for purposes of delivering the Services. Client understands and agrees that the furnishing of the Lending Policy to FIS is a condition precedent to the performance of FIS’ duties hereunder. Client shall maintain its own interest rates, terms, loan-to-value ratios and other underwriting criteria. Client shall comply with all applicable state and federal laws, rules, codes, regulations, and other requirements governing consumer finance companies. Client warrants that its Lending Policy is fully compliant with all such applicable requirements. Client shall provide FIS with notice at least thirty (30) business days prior to making any

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 10 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services changes to the Lending Policy. Any changes to the Lending Policy shall be addressed under the Change Control Process. For the avoidance of doubt, Client shall pay any one-time, implementation, and increased recurring fees to cover FIS’s increased costs in providing the Services as a result of Lending Policy changes.

14.4.
FIS shall make commercially reasonable efforts to process and service consumer loans per Client’s Lending Policy. Client shall indemnify FIS from any loss, liability, claims, and damages arising from FIS’s compliance with Client’s Lending Policy.

14.5.	Client Responsibility Matrix.

Description of Task	FIS	Client
Financial Products
Product Management	*****	*****
Pricing	*****	*****
Regulatory Compliance and Reporting	*****	*****
Tax Compliance and Reporting	*****	*****
Risk Management	*****	*****
FIS 3rd Party Relationships	*****	*****
Client 3rd Party Relationships	*****	*****
Marketing
Mail and Marketing Plans	*****	*****
Media Promotions	*****	*****
Volume Forecasts	*****	*****
Policies
Lending Policies (Policies and Guidelines)	*****	*****
Interest Rates	*****	*****
Underwriting Policies	*****	*****
Comply to State and Federal Regulations	*****	*****
Provide GL and AP system to which servicing system will interface	*****	*****

15.	U.S.-Based Accounts.

15.1.	The Services under this Schedule are provided for Client’s use for accounts based in the United States only.

EXHIBIT A

ASP HOSTED APPLICATIONS

1.    SOFTWARE USED FOR THE ASP SERVICES. FIS will provide the ASP Services utilizing the following applications hosted in the FIS Technology Center:

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 11 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

The ASP Hosted Applications used to provide the ASP Services shall be the following:

•	AutoSuite – Automotive Finance (AF)

•	AutoSuite – Default Manager (DM)

•	SAP Business Objects included as FIS-Provided Third Party Software

•	Financial Management System (FM)

•	Architecture Systems (GN)

The SAP Business Objects license is subject to SAP’s required end user terms which are attached as Exhibit A-1.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 12 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

EXHIBIT A-1:

SAP BUSINESSOBJECTS SOFTWARE
END USER LICENSE AGREEMENT (“EULA”)

SAP® BUSINESSOBJECTS™ LICENSE AGREEMENT
IMPORTANT-READ CAREFULLY: THIS IS A LEGAL AGREEMENT BETWEEN YOU AND SAP BUSINESSOBJECTS FOR THE SAP BUSINESSOBJECTS SOFTWARE ACCOMPANYING THIS AGREEMENT, WHICH MAY INCLUDE COMPUTER SOFTWARE, ASSOCIATED MEDIA, PRINTED MATERIALS AND ONLINE OR ELECTRONIC DOCUMENTATION (“SOFTWARE”). BEFORE CONTINUING WITH THE INSTALLATION OF THE SOFTWARE, YOU MUST READ, ACKNOWLEDGE AND ACCEPT THE TERMS AND CONDITIONS OF THE SOFTWARE LICENSE AGREEMENT THAT FOLLOWS (“AGREEMENT”). IF YOU DO NOT ACCEPT THE TERMS AND CONDITIONS OF THE AGREEMENT, YOU MAY RETURN, WITHIN THIRTY (30) DAYS OF PURCHASE, THE SOFTWARE TO THE PLACE YOU OBTAINED IT FOR A FULL REFUND.
1. GRANT OF LICENSE. SAP BusinessObjects grants you a nonexclusive and limited license to use the Software products and functionalities for which you have paid the applicable fees solely for your internal business purposes and in accordance with the terms and conditions of this Agreement. The Software is licensed, not sold, to you. If you acquired this product as a special offer or as a promotional license included with another SAP BusinessObjects product, additional restrictions apply as set forth in section 3.10 (“Promotional License”) below. If you acquired this product bundled or in combination with a third party product, you may only use the Product with the third party product as described in section 3.7 (“Restricted License”) below. This license does not apply to any other software program provided with the Software, including promotional software, which is governed by the online software license agreement included with that software. If you acquire or are provided with any directories, components, connectors, utilities, data, or other items from SAP BusinessObjects for use with the Software (the “Additional Technology”), your use of the Additional Technology shall be in accordance with the terms, conditions, obligations and restrictions of this Agreement. The term “Software” as used herein, shall be deemed to include the Additional Technology and Third Party Products.
“SAP BusinessObjects” is the Business Objects company from whom you are purchasing the Software or related services, either directly or indirectly through a reseller; or if no Business Objects company exists in your country, then Business Objects Software Limited.
2. INSTALLATION AND USE. You may install and use the Software only in the configuration and for the number of licenses acquired by you. You may also install non-production copies of the Software as is reasonably necessary for disaster recovery, emergency restart and backup, including, but not limited to making copies for such purposes for use at one or more disaster recovery sites. In order to exercise your rights to the Software under this License Agreement you must activate your copy of the Software in the manner described during the launch sequence. SAP BusinessObjects may control the number and type of licenses and the use of the Software by key codes.
3. LICENSE TYPES, AND DEFINITIONS.
3.1. Application License. An Application License permits you to install a single instance of the Software in a single or multi-server environment and to allow users with a NUL for such Software to access and use the Software. Each Application License is assigned to a single Deployment, and may not be shared among different Deployments.
3.2. Named User License (“NUL”). When the Software is licensed on a Named User basis, each individual end user must be specifically identified as the sole holder of a NUL. The sharing of the NUL by more than one individual is expressly prohibited. In addition, NUL(s) may not be transferred from one individual to another unless the original end user no longer requires, and is no longer permitted, access to the Software.
3.3. Concurrent Access License (“CAL”). When the Software is licensed on a Concurrent Access basis, the aggregate number of end users accessing the Software at any one time may not exceed the number of CALs you have obtained. CAL(s) are assigned to a particular Deployment, and may not be shared among different Deployments. When using Concurrent Access licenses, you may not utilize a program or system to cache or queue report requests.
3.4. Processor or CPU License. When the Software is licensed on a Processor or CPU basis the aggregate number of central processing units (“Processors”) running any Software components(s) (except as to the following components of Crystal Enterprise: the Web Connector, SDK, Report Publishing Wizard and report viewers) may not exceed the number of Processors or CPU licensed. A multi-core chip Processor with N processor cores shall be counted as follows: the first processor core in each physical CPU shall be counted as 1 Processor or CPU, and each incremental processor core in each physical CPU shall be counted as 0.5 Processor or CPU.
3.5. Server License. When the Software is licensed on a Server basis, the Software may be loaded onto a single computer with up to four (4) Processors or CPUs. A multi-core chip Processor with N processor cores shall be counted as follows: the first processor core in each physical CPU shall be counted as 1 Processor, and each incremental processor core in each physical CPU shall be counted as 0.5 Processor.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 13 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

3.6. Subscription License. When the Software is licensed on a Subscription basis, you are granted a non-exclusive and non-transferable license to use the Software for a twelve-month term, renewable annually at Licensor’s then current rate or such other term as mutually agreed by the parties.
3.7. Restricted License. If you acquired the Software bundled or otherwise provided in combination with or for use with a third party product (OEM Application), you have acquired a Restricted License. You may use each licensed copy of the Software only in conjunction with the OEM Application with which it was provided. Accessing data that is not specifically created or used by the OEM Application is in violation of this license. If the OEM Application requires the use of a data mart or data warehouse, the Software may be used with the data mart or data warehouse only to access data created or processed by the OEM Application. If you acquired Crystal Xcelsius bundled or otherwise provided in combination with Planning Applications, you have acquired a Restricted License with respect to Crystal Xcelsius. You may use Crystal Xcelsius only in conjunction with the Planning Applications, and accessing data that is not specifically created or used by the Planning Applications is in violation of this license. Restricted Licenses may not be combined with unrestricted licenses in the same Deployment.
3.8. Development License. If you receive a Development License, you may use the number and type of licenses acquired only to develop or test Development. A Development License cannot be used in or transferred to a production environment.
3.9. Update License. If you received the Software as an update to a previously licensed product, your license to use the Software is limited to the aggregate number of licenses you have acquired for the previous product. If you choose to use the Software and the previous product simultaneously, the aggregate number of licenses used to access the Software and the previous product may not exceed the aggregate number of licenses you acquired for the previous product.
3.10. Promotional License. If you received the Software as a special offer or promotional license (“Promotional License”), you may only use the Promotional Licenses with a new Deployment. Promotional Licenses may not be added to or used with an existing Deployment or Project.
3.11. Evaluation/Not for Resale License. An Evaluation or Not For Resale License may be used only for the number and type of licenses specified and for the period specified on the Software packaging, ordering or shipping documentation. Upon expiration of such specified period, the Software associated with an Evaluation or Not For Resale license will not function unless Licensee has obtained applicable permanent license keys. If the ordering or shipping documentation specifies a particular project, the Software may be used only with that project. An Evaluation License may only be used for evaluation purposes and may not be used for production purposes. Notwithstanding any other provision of this Agreement, Software provided under an Evaluation or Not for Resale License are provided “AS-IS” without warranty of any kind, express or implied. An Evaluation License or Not for Resale License may be terminated by SAP BusinessObjects upon written notice at any time.
3.12. Definitions. “Deployment” means a single installation of one of the following Software modules: Repository, Security Domain, Central Management Server (“CMS”) or CMS Cluster. “Project” means one or more Deployments (a) providing the same or substantially similar reports; (b) utilizing the same or a substantially similar custom application interface; or (c) used with applications consisting of related modules or components.
3.13. Third Party Products. “Third Party Product” means any product listed on SAP BusinessObjects’ Third Party Price List, or otherwise specified as a third party product on the ordering documentation or the SAP BusinessObjects product documentation. If included with the Third Party Product, use thereof is solely governed by the terms and conditions of the shrink-wrap or click-wrap agreement accompanying such Third Party Product (“Third Party End User Agreement”). All Third Party Products are restricted for use solely in conjunction with the particular Software intended by Licensor to be used therewith or with which SAP BusinessObjects provides the Third Party Product, and may not be used with any other SAP BusinessObjects products, or on a stand alone basis

4. PRODUCT SPECIFIC USE RIGHTS. Additional terms relating to your use of the Software are found at www.sap.com/company/licenses/product-use-rights, which are incorporated herein by this reference. You acknowledge and agree that these additional terms form an integral part of this Agreement.
5. OWNERSHIP. SAP BusinessObjects and/or its suppliers retain all right, title and interest in and to the Software and all copies at all times, regardless of the form or media in or on which the original or other copies may subsequently exist. You neither own nor hereby acquire any claim or right of ownership to the Software or to any related patents, copyrights, trademarks or other intellectual property. You agree to retain the Software, the terms of this Agreement as well as any Software benchmark or similar tests (whether performed by you, SAP BusinessObjects or any third party) in confidence and prevent them from unauthorized disclosure or use except with SAP BusinessObjects’ prior written consent. SAP BusinessObjects and/or its suppliers reserve all rights not expressly granted to you. SAP BusinessObjects’ suppliers are the intended third party beneficiaries of this License Agreement and have the express right to rely upon and directly enforce the terms set forth herein.
6. COPYRIGHT. The Software is copyrighted by SAP BusinessObjects and/or its suppliers and is protected by United States copyright and patent laws and international treaty provisions. You may not copy the Software except: (a) to provide a non-production backup copy; or (b) to install the Software components licensed by you, as set forth in Sections 2, on to computers as part of executing the Software. Solely with respect to the documentation included with the Software, you may make a reasonable number of copies (either in hardcopy or electronic form), provided that such copies shall be used only by licensed end users in conjunction with their use of the Software and are not republished or distributed to any third party. You must reproduce and include all copyright notices, trademarks or other proprietary legends of SAP BusinessObjects and its suppliers

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 14 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services on any copy of the Software or documentation made by you. Any and all other copies of the Software made by you are in violation of this License Agreement.
7. RESTRICTIONS. Except as expressly permitted by this License Agreement or by applicable law you may not: (a) lease, loan, resell, assign, sublicense, or otherwise distribute the Software or any of the rights granted by this License Agreement without the express written permission of SAP BusinessObjects; (b) use the Software to provide or operate Application Service Provider (ASP), service bureau, marketing, third party training, outsourcing services, or consulting services, or any other commercial service related to the Software such as develop training materials; (c) modify (even for purposes of error correction), adapt, or translate the Software or create derivative works therefrom except as necessary to configure the Software using the menus, options and tools provided for such purposes and contained in the Software; (d) in any way reverse engineer, disassemble or decompile the Software or the .RPT report file format (including reverse compiling to ensure interoperability) or any portion thereof except to the extent and for the express purposes authorized by applicable law notwithstanding this limitation; (e) use the Software to develop a product which is competitive with any SAP BusinessObjects product offerings; (f) use the Software to develop a product that converts the report file (.RPT) format to an alternative report file format used by any general-purpose report writing, data analysis or report delivery product that is not the property of SAP BusinessObjects; (g) use unauthorized keycode(s) or distribute keycode(s); (h) disclose any Software benchmark results to any third party without SAP BusinessObjects’ prior written approval, (i) permit third party access to, or use of the Software except as expressly permitted herein, and (j) distribute or publish keycode(s). If you wish to exercise any right to reverse engineer to ensure interoperability in accordance with applicable law, you shall first provide written notice to SAP BusinessObjects and permit SAP BusinessObjects, at its discretion, to make an offer to provide information and assistance reasonably required to ensure Software interoperability with your other products for a fee to be mutually agreed upon (if any).
8. LIMITED WARRANTY AND REMEDY.
(a) Excluding Third Party Products, SAP BusinessObjects warrants to you that: (i) for a period of six (6) months from delivery of the Software, the Software will substantially conform to the functional description set forth in its standard documentation; and (ii) for a period of six (6) months from delivery the physical media (e.g., CD-ROM, DVD, and Electronic Software Distribution) will be free from defects in materials and workmanship. Any implied warranties on the Software and Third Party Products and media are limited to thirty (30) days from delivery, to the extent such warranties cannot be disclaimed under Section 8(c) below. The above warranties specifically exclude defects resulting from accident, abuse, unauthorized repair, modifications, or enhancements, or misapplication. SAP BusinessObjects does not warrant that use of the Software will operate uninterrupted or error free. Delivery of additional copies of, or revisions or upgrades to, the Software, including releases provided under Support Services, shall not restart or otherwise affect the warranty period.
(b) Your exclusive remedy for breach of the above-stated limited warranty shall be, at SAP BusinessObjects' option, either: (i) correction or replacement of the Software with product(s) which conform to the above-stated limited warranty; or (ii) return of the price paid for the Software and termination of this License Agreement with respect to those copies not in compliance. Such remedy shall be provided to you by SAP BusinessObjects only if you give SAP BusinessObjects written notice of any breach of the above-stated limited warranty, within six (6) months of delivery of the Software.
(c) EXCEPT FOR EXPRESS WARRANTIES STATED IN THIS SECTION 8, SAP BUSINESSOBJECTS AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY (I) OF MERCHANTABILITY, (II) OF FITNESS FOR A PARTICULAR PURPOSE, (III) OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR (IV) AGAINST HIDDEN DEFECTS. SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU, AND YOU MAY HAVE OTHER LEGAL RIGHTS THAT VARY FROM STATE TO STATE OR BY JURISDICTION. YOU ACKNOWLEDGE THAT IN ENTERING INTO THIS AGREEMENT, YOU HAVE RELIED UPON YOUR OWN EXPERIENCE, SKILL AND JUDGMENT TO EVALUATE THE SOFTWARE AND THAT YOU HAVE SATISFIED YOURSELF AS TO THE SUITABILITY OF THE SOFTWARE TO MEET YOUR REQUIREMENTS.
9. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL SAP BUSINESSOBJECTS OR ITS DISTRIBUTORS, SUPPLIERS OR AFFILIATES BE LIABLE TO YOU OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS OR REVENUES, LOSS OR INACCURACY OF ANY DATA, OR COST OF SUBSTITUTE GOODS, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING NEGLIGENCE) AND EVEN IF SAP BUSINESSOBJECTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SAP BUSINESSOBJECTS AND ITS SUPPLIERS’ AGGREGATE LIABILITY TO YOU FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER SHALL BE LIMITED TO THE SOFTWARE LICENSE FEES PAID BY YOU FOR THE SOFTWARE OR THE FEES PAID BY YOU FOR THE SERVICE DIRECTLY CAUSING THE DAMAGES. SAP BUSINESSOBJECTS WILL NOT BE LIABLE FOR DAMAGES FROM THIRD PARTY PRODUCTS. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE FOREGOING ALLOCATION OF RISK IS REFLECTED IN THE FEES CHARGED UNDER THIS LICENSE AGREEMENT. SOME STATES/JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY IN CERTAIN CIRCUMSTANCES INCLUDED IN THIS SECTION, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU ONLY IN SUCH CIRCUMSTANCES.
10. SUPPORT SERVICES. If you purchased Support Services, SAP BusinessObjects will provide to you product support services for the Software in accordance with SAP BusinessObjects then current Support Services terms and conditions. If you purchase Support Services for the Software, you must purchase Support Services for all authorized copies of said Software in

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 15 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services your possession. Notwithstanding the foregoing, SAP BusinessObjects does not provide Support Services for Third Party Products.
11. TERMINATION. Except where the Software is licensed on a subscription basis or as otherwise specified in an Order Schedule, a Purchase Order or any written SAP BusinessObjects price quotation duly referenced in a Purchase Order, the Software licenses granted hereunder shall be perpetual. If the Software are licensed on a subscription basis and unless the term of the subscription is renewed on or prior to the expiration of the then current term of the Subscription License, the applicable Subscription License shall terminate. Notwithstanding the foregoing, SAP BusinessObjects may immediately terminate this Agreement and any licenses and services provided hereunder if: (i) SAP BusinessObjects notifies you in writing of a breach and such breach is not cured within thirty (30) days; or (ii) you make an assignment for the benefit of creditors or proceedings are commenced by or for you under any bankruptcy, insolvency, or debtor's relief law. Termination shall not relieve you from your obligation to pay fees that remain unpaid and shall not limit either party from pursuing other available remedies. Upon termination by SAP BusinessObjects of this Agreement or any part thereof, SAP BusinessObjects shall have no obligation to refund to you any fees paid by you, and you agree to waive, in perpetuity and unconditionally, any and all claims for refunds. If a Software license is revoked or expired, you must certify in writing to SAP BusinessObjects that you have immediately un-installed and destroyed all copies of the Software within thirty (30) days of such revocation/expiration. The following Sections survive termination of this Agreement: 8(c), 9, 11, 13, 15, and 17.
12. AUDIT. During the term of this Agreement and for three (3) years after termination or expiration, SAP BusinessObjects may audit, upon reasonable notice to you and at SAP BusinessObjects’ expense, your books and records to determine your compliance with this Agreement. In the event any such audit reveals that you have underpaid SAP BusinessObjects by an amount greater than five percent (5%) of the amounts due SAP BusinessObjects in the period being audited, or that you have knowingly breached any material obligation hereunder, then, in addition to such other remedies as SAP BusinessObjects may have, you shall pay or reimburse to SAP BusinessObjects the cost of the audit.
13. GENERAL. Except as otherwise preempted by United States federal law, this Agreement is governed by the laws of the State of New York, United States, without reference to conflict of laws provisions and the United Nations 1980 Convention on Contracts for the International Sale of Goods and any amendments thereto. If any provision of this Agreement is ruled invalid, such invalidity shall not affect the validity of the remaining portions of this Agreement. This Agreement constitutes the entire agreement between you and SAP BusinessObjects, and supersedes any prior agreement, whether written or oral, relating to the subject matter of this Agreement. This Agreement may not be modified except by an instrument in writing duly signed by an authorized representative of each of the parties. If you are acquiring the Software on behalf of an entity, you represent and warrant that you have the legal capacity to bind such entity to this Agreement. All terms of any purchase order or other ordering document submitted by you shall be superseded by this Agreement. In the event you and SAP BusinessObjects have executed a mutually agreed upon a separately Master Software License Agreement (“MSLA”) and acquired the Software pursuant to such MSLA, the terms of the MSLA may govern your use of the Software and the terms of this Agreement shall be superseded by the MSLA. The product name for the Software is a trademark or registered trademark of SAP BusinessObjects. Should you have questions concerning this License Agreement, please contact your local SAP BusinessObjects sales office or authorized reseller, or write to: SAP BusinessObjects, Attn: Contracts Department, 3410 Hillview Ave., Palo Alto, CA 94304, USA.
14. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (Oct. 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (June 1995) (or an equivalent provision, e.g., in supplements of various U.S. government agencies, as applicable), all U.S. Government users acquire the Software with only those rights set forth herein. Manufacturer is SAP BusinessObjects, 3410 Hillview Ave., Palo Alto, CA 94304, USA.
15. EXPORT CONTROLS. The use of this Software is subject to the U.S. Export Administration Regulations. You agree to the following: (a) you are not a citizen, national or resident of, and am not under the control of, the government of Cuba, Iran, North Korea, Syria, Sudan nor any other country to which the United States has prohibited export; (b) you will not export or re-export the Software, directly or indirectly, neither to the above mentioned countries nor to citizens, nationals or residents of those countries; (c) you are not listed on the United States Department of Treasury lists of Specially Designated Nationals, Specially Designated Terrorists, and Specially Designated Narcotic Traffickers, nor are you listed on the United States Department of Commerce Table of Denial Orders; (d) you will not export or re-export the Software, directly, or indirectly, to persons on the above mentioned lists; and (e) you will not use the Software for, and will not allow the Software to be used for, any purposes prohibited by United States law, including, without limitation, for the development, design, manufacture or production of nuclear, chemical or biological weapons of mass destruction. For more information, see www.sap.com/company/export.
16. ORDER TERMS. Purchase orders conforming to SAP BusinessObjects purchase order requirements may be accepted from qualified companies. All pre-printed terms of any purchase order not approved in writing by SAP BusinessObjects shall have no effect. Payment terms are net-30 days from date of invoice. FOB SAP BusinessObjects facility. SAP BusinessObjects specifically disclaims price guarantees of any kind. You are responsible for payment of all applicable sales, use, consumption, VAT, GST, and other taxes and all applicable export and import fees, custom duties and similar charges, excluding taxes based on SAP BusinessObjects net income.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 16 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

17. COUNTRY UNIQUE TERMS. If you purchased the Software in any territory other than the U.S.A. then certain other specific provisions as well as exceptions to the above terms and conditions will apply (collectively, “Local Provisions”). To the extent any Local Provisions required by SAP conflict with any other term or condition in this agreement, the Local Provision will supersede such other term or condition with respect to any licenses purchased in the non-U.S.A. territory.
Please indicate below whether you accept, or do not accept, the terms and conditions of this software license agreement.

Proprietary and Confidential Information – Fidelity Information Services, LLC

(PID # 224877) )         Page 17 of 26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

EXHIBIT B
*****

1.	INTRODUCTION

1.1	Service Levels for VBO Services.

1.1.1	The following table sets forth certain quantitative Service Levels against which FIS’s performance of VBO Services shall be measured.

No.	Service Type	Description	Measurement Window	Reporting Frequency	Service Level
1	Customer Contact Center	*****	Monthly	Monthly	*****
2	Customer Contact Center	Abandonment rate	Monthly	Monthly	*****
3	Customer Contact Center	Emails will be responded to within ***** by an FIS agent.	Monthly	Monthly	*****
4	Back Office	Monetary service requests that do not require research will be completed within *****	Monthly	Monthly	*****
5	Back Office	Monetary service requests that require research will be completed within *****	Monthly	Monthly	*****
6	Back Office	Non-monetary service requests within *****	Monthly	Monthly	*****

1.1.2	FIS shall provide monthly SLA reporting that includes self-reporting of missed SLA’s.

1.1.3	SLAs for VBO Services will be applicable ninety (90) days after Commencement Date.

1.2	The remaining sections of this Exhibit B sets forth the quantitative Service Levels against which FIS’s performance of the ASP Services for the ASP Hosted Applications shall be measured.

2	DEFINITIONS.

All terms not otherwise defined herein shall have the meaning set forth in the Agreement.

(a)
“Availability” of particular equipment, software, services, network, or data is the extent to which such equipment, software, services, network, or data are actually Available for Use by Client (or if applicable, Client’s end Users) excluding Scheduled Downtime.

(b)	"Available for Use" shall mean the ability of equipment, software, services, and data to be accessed and utilized by Client (or if applicable, Client’s End Users) in accordance with normal operations.

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

(c)
"Downtime" shall mean the time during a calendar month that specified equipment, software, services, network or data is not available for use. “Downtime” means, collectively, Emergency Scheduled Downtime and Scheduled Downtime. “Emergency Scheduled Downtime” means Downtime that is not part of Scheduled Downtime and typically needed in order to respond to an unexpected event.

(d)	“Incident” shall mean a single occurrence of an unplanned issue, problem or interruption that materially affects the Services being Available for Use during Scheduled Uptime.

(e)	“Outage” means a single consecutive period of time when a particular Service or item is not available for Use during Scheduled Uptime.

(f)	“Scheduled Downtime” shall mean the Scheduled Maintenance Window or other period of time during which FIS may take a platform down for scheduled maintenance of equipment or software.

(g)
“Scheduled Maintenance Window” – Unless otherwise stated in an Appendix/SOW for the applicable Service, or otherwise expressly agreed or stated by FIS in Documentation or specifications provided to Client, the Scheduled Maintenance Window for each platform shall be between *****

(h)	"Severity Level" shall mean, with respect to an Incident or FIS Service, the highest-priority level that is applicable.

(i)
“Grace Period” means a period of time commencing on the day on which an In-Scope Critical Business Application is migrated to FIS’s Facilities or is first put in live production, and continuing for a ***** thereafter, or such other period as may be mutually agreed in a Statement of Work.

(j)	“In-Scope Critical Business Application” means those Client applications which are covered by the Service Levels as mutually agreed by the parties prior to the Commencement Date.

3	SERVICE LEVEL PROVISIONS.

3.1	Commencement of Obligations
FIS’s obligation to measure, report upon, and meet each Service Level shall commence on the Commencement Date of the applicable Service.

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

3.2	Measurement and Reporting
FIS shall measure and report upon each Service Level on a monthly basis.

3.2.1	Excused Performance

3.2.1.1
FIS will not be obligated or liable for a Service Level default that is attributable to any of the events listed below in this Section (each an “Excused Event”), although FIS will use commercially reasonable efforts to resume the Services after any Excused Event. FIS shall document the Excused Event and provide sufficient supporting information for Client to review and validate FIS’s determination. To the extent any non-availability or Incident would otherwise constitute a Service Level default but is attributable to circumstances that constitute an Excused Event, then notwithstanding anything to the contrary in this or any other Schedule to the Agreement or elsewhere, FIS shall be excused from any obligations to meet the corresponding Service Level associated with such Service Level default.

3.2.1.2
Equipment and Software owned or licensed by Client and managed by FIS, for which Client has elected not to pay maintenance; or Client pays maintenance and the vendor is unwilling or unable to support the Equipment or Software; in each case to the extent the lack of maintenance caused or contributes to the Service Level Event;

3.2.1.3	Approved Downtime;

3.2.1.4	Incidents or facilities Incidents at Client facilities (e.g., power outages, HVAC failures, force majeure, etc.) that are not caused by FIS;

3.2.1.5	Incidents occurring during a Grace Period to be mutually agreed upon and defined during deployment and launch planning (e.g. ramp-up) for that Application;

3.2.1.6	During a Force Majeure event affecting Applications, equipment, or Services that are covered by the Recovery Services until the FIS Managed BCP / DR recovery time objective has elapsed;

3.2.1.7
Failure of any switched or dedicated telecommunications circuit to the extent that such failure is not a result of FIS’s failure to discharge its management responsibilities with respect to such telecommunications vendor (but not excusing FIS for failures of telecommunications equipment for which FIS has operational responsibility);

3.2.1.8
Outage resulting directly from a refusal on the part of Client to authorize an increase in capacity when reasonably recommended by FIS as necessary to maintain Service Levels, as determined in accordance with capacity thresholds established by the Applications team responsible for reviewing capacity reports and establishing such thresholds;

3.2.1.9	Any other exclusion expressly agreed to by the Parties as an exclusion to Service Levels pursuant to the Change Control Procedures;

3.2.1.10	Any failure by Client (or any third party contracting with Client) to fulfill its responsibilities or obligations under this Agreement as determined by the root cause analysis.

3.2.1.11	Any time FIS is waiting upon Client resources in critical path to perform requested problem resolution actions. Client time does not get included into total SLA calculation for closure;

3.2.1.12	Any Service Level incident outside of FIS control;

3.2.1.13	Any time spent by FIS in performing scheduled batch processing that results in online resources being unavailable;

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

3.2.1.14	A delay by Client in delivery of data to FIS, pursuant to Client’s responsibilities under this Agreement, or the delivery of incorrect data by Client or a third party contracting with Client;

3.2.1.15	A Force Majeure event, to the extent the Service Level default could not reasonably have been avoided by the execution of the applicable disaster recovery plan;

3.2.1.16
Execution of applicable disaster recovery plans in support of a Client declared disaster until such time as FIS is required to have restored Services under such plans, as set forth in the applicable disaster recovery plans;

3.3	Downtime.
In the event the ASP System has become non-functional and requires immediate Downtime to restart and resume operations, FIS shall make commercially reasonable efforts to contact Client and obtain approval of Downtime, but if Client is unavailable, FIS shall not be liable for failure to obtain such approval, where FIS acts in its reasonable discretion to correct the problem and resume operations.

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

SERVICE LEVEL METRICS

No.	Service Level Description	Metric/ Measurement	Calculation Definition	Measurement Window	Reporting Window	Minimum Service Level	Expected Service Level
1	Non-Critical Business Process Events	The percentage of non-critical business events that attain the expected service level defined at the individual non-critical business event level	Expected performance standard achieved % = Achieved non-critical production events / total count of possible non-critical production events	Monthly	Monthly	*****	*****
2	Critical Business Process Events	The percentage of critical business events that attain the expected service level defined at the individual critical business event level	Expected performance standard achieved % = achieved critical production events / total count of possible critical production events	Monthly	Monthly	*****events ***** or greater *****events ***** or greater *****events ***** or less	*****events *****or greater *****events *****or greater *****events ***** or less
3	ASP Hosted Applications Availability	Ability to access ASP Hosted Applications	Number of minutes that Client users or Client system integration points are able to access and use the Software/total number of minutes in the period less scheduled down time *****	Monthly	Monthly	*****	*****
4	ASP Hosted Applications System Response Time	<= x.x second for the average of all transactions in the given period as measured at endpoint of FIS managed router	Aggregate ASP Hosted Applications system response time in a given period/number of transactions	Monthly	Monthly	=x.x second average response time (to be defined during Implementation)	<=x.x second average response time (to be defined during Implementation). This response is not to exceed industry standard of 0-4 seconds.
5	Severity Level Incident Response	For each of the Severity Levels, the percentage of incidents responded to within the target as set forth below.
((Total number of times the incident response time for the respective Severity Level incidents is within the target during the month / total number of incidents for Severity Levels responded to within the month) x 100).

If a single Severity Level incident extends beyond twice the target response time, this will trigger a Service Level default.
				Monthly	Monthly	*****	*****

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

No.	Service Level Description	Metric/ Measurement	Calculation Definition	Measurement Window	Reporting Window	Minimum Service Level	Expected Service Level
6	Severity Level Incident Resolution	For each Severity Level incident, the percentage of incidents resolved within the target as stated below
((Total number of times the incident resolution time for Severity Level incidents is within the target during the month / total number of incidents for Severity Level scheduled for resolution within the month) x 100).

If a single Severity Level incident extends beyond twice the target resolution time, this will trigger a Service Level default.
Monthly	Monthly	*****	*****
7	Maximum Severity 1 Incidents	Limits the number of Severity 1 incidents.	Number of Severity 1 incidents must be less than Target. Target is: 1	Monthly	Monthly	*****	*****
8	% problems Root Cause Analyses completed for Incidents
The percentage of root cause analyses completed within Target. Root cause time is the time from the closure of the Incident until the root-cause analysis is completed and scheduled for presentation to Client.

((Total number of root cause analyses completed for Incidents within the Target for Severity 1 and Severity 2 Incidents during the month / total number of root cause analyses scheduled for presentation within the month) x 100)

*****
Monthly	Monthly	*****	*****
9	Recovery Time Objective (RTO) for Disaster Recovery Services	After a Disaster is declared, the time required to recover infrastructure, the last backup of the ASP Hosted Applications, and the data as defined by the RPO.	Total of number of hours from a Disaster declaration to when production access to the ASP Hosted Applications is restored	Annual DR Test or Disaster declaration	Annual DR Test or Disaster declaration	*****	*****
10	Recovery Point Objective (RPO) for Disaster Recovery Services
From the time a Disaster is declared, the amount of transactional data that must be recreated by Client. FIS shall recover to its Recovery Point Objective such that Client shall not need to recreate more than the RPO hours of data.
Total number of hours for which the Client must recreate data from the point a Disaster is declared	Annual DR Test or Disaster declaration	Annual DR Test or Disaster declaration	*****	*****
Incident Rating	Response Time	Resolution Time	Update Frequency	Impact	Examples	Action

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

No.	Service Level Description	Metric/ Measurement	Calculation Definition	Measurement Window	Reporting Window	Minimum Service Level	Expected Service Level
Severity 1	*****	*****	*****	Affects all Client or major systems or high business criticality or affects >*****or prevents automated processes required to originate loans from running
Examples include but are not limited to: A Production outage affecting a 7x24 hour system; critical batch operation production outage; recurring incidents or outages; loss of network or telephony lines (no redundancy); significant security issues

Immediate and continuous corrective activities. Including bridge line opened for telephone response to reporting organization and to the reporting individual where possible or call placed based on documented escalation procedures within *****of reported problem and status updates at least every one hour thereafter. Status updates occur until the issue is bypassed, recovered, or parked (meaning an agreed upon “stand down” on any resolution action).

Severity 2	*****	*****	*****	Production systems (internal or external), affecting *****with a high impact to the company
Examples include but are not limited to: A production outage, performance degradation or instability.  Large numbers of employees/customers impacted; special 1 time processing jobs & interfaces or events with high importance; chronic incidents; loss of network or telephony lines (redundancy is available)

Immediate and continuous corrective activities. phone response to reporting organization and to the reporting individual where possible or call placed based on documented escalation procedures within *****of reported problem and status updates at least every two hours thereafter. Status updates occur until the issue is either bypassed, recovered, or parked (meaning an agreed upon “stand down” on any resolution action).

Severity 4	*****	*****	Routine issues	Examples include but are not limited to: User having difficulty, but basically operational. User might have to use a work around to carry out their necessary tasks or misspellings in a field
Incidents impacting or raised by Client will be reviewed with Client in weekly incident review meetings. Incidents not directly impacting Client will be tracked, prioritized and actioned by FIS. Incidents requiring changes to the Client platform will be communicated to Client per the Change Control Process.

Severity 6	*****	*****	Low impact, user training issues	Examples include but are not limited to: Individual experiencing average operational impact from problem and does not have above average or extenuating circumstances; „how to“ questions
Incidents impacting or raised by Client will be reviewed with Client in weekly incident review meetings. Incidents not directly impacting Client will be tracked, prioritized and actioned by FIS. Incidents requiring changes to the Client platform will be communicated to Client per the Change Control Process.

With respect to each Severity Level 1 or 2 Incident, FIS shall:, (i) , as soon as commercially practicable but not later than *****after such Incident is resolved perform a root-cause analysis to identify the cause, and provide Client with a preliminary report identifying the cause, (ii) provide CLIENT with a final report no later *****after such Incident is resolved, (iii) if such root-cause is due to Client in any manner, Client shall provide FIS with a corrective action plan designed to prevent such cause from recurring.

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

EXHIBIT C

CHARGES

Client shall pay the monthly per account fees described in this Exhibit for the Services under this Schedule, in addition to any fees for other Services under the Agreement, in accordance with the payment terms in the Agreement, beginning on the Commencement Date.

1.
MONTHLY FEES. Upon the Commencement Date and through the Term of the Agreement, Client shall pay to FIS a monthly per account fee in U.S. Dollars (“Monthly Per Account Fee”) for the Services according to the tiers of volume ranges as set forth below.

Account Volume Range	Monthly Per Account Fee
*****	*****
*****	*****
*****	*****
*****	*****

2.	ACCOUNT VOLUME MINIMUMS.
Months 1-24:     *****minimums. Billed as actuals.
Months 25-60:    Monthly account volume minimum of *****accounts.
Months 61-84:    Monthly account volume minimum of *****accounts
Client’s anticipated customer account volumes will be provided to FIS by Client by the Effective Date and ongoing as mutually agreed.

3.	MONTHLY PER ACCOUNT FEE ASSUMPTIONS AND REQUIREMENTS.

3.1.	Accounts will be counted as of month-end for all accounts present on the Automotive Finance (AF) active account master file for accounts in all statuses.

3.2.	Purging accounts will occur on the first processing day of the month.

3.3.	Monthly call volume will be ***** of the open account base, and each call will last no longer than five (5) minutes.

3.4.	Monthly chat volume will be ***** of the open account base.

3.5.	Month email volume be ***** of the open account base.

3.6.	Should the call, chat, and email volume be above the thresholds stated above, then FIS and Client will negotiate in good faith an increase in the Monthly Fees..

4.	TAXES AND THIRD PARTY CHARGES.

4.1.	All fees and charges are exclusive of taxes which are Client’s responsibility in accordance with Section 5.6 of the Agreement, and any other fees or charges for products or services not specified

Pioneer Financial Services, Inc.	26

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services as part of the VBO and ASP Services to be provided by FIS in this Schedule. If Client requests FIS to add additional products or services, such requests will be subject to the Change Control Process. Such additional items would include, without limitation, vendor third party charges such as hardware purchase or software license and maintenance fees, development charges, hardware and software installation fees, and terminals costs. If Client requests and the parties mutually agree in an applicable Statement of Work or addendum to this Schedule, FIS will manage and coordinate such activities with a vendor or other third party, but Client bears full responsibility and expense for contracting with vendor or other third party for these services.

4.2.
The ASP Services are based on processing of the ASP Hosted Applications only, and do not include processing of any additional or third-party products or for any interface extracts for other applications.

5.	FEES ASSOCIATED WITH CLIENT SOFTWARE OR CLIENT PROVIDED THIRD PARTY SOFTWARE.
As of Effective Date and for the Term of Agreement, FIS is not hosting in the FIS Technology Center any Client Provided Software or Client Provided Third Party Software. Should Client desire FIS to host such software, the parties may enter into one or more Statements of Work or addenda under this Schedule for such additional Services.

6.	NETWORK CHARGES.
As of the Effective Date, Client has and thereafter continues to have responsibility for all Network circuits, connectivity, management and applicable fees for telephony and connectivity relating to the VBO and ASP Services. Should Client require FIS to provide Network, FIS will provide a quote of actual costs plus a ***** management fee. The parties may enter into one or more Statements of Work or addenda under this Schedule for such additional Services relating to Network.

7.	PASS-THROUGH EXPENSES.
Client shall pay FIS for all pass-through expenses, if and as applicable in connection with the Services under this Schedule and its Exhibits. For the avoidance of doubt, postage and telephony costs are pass-through expense.

8.	CUSTOMIZATIONS AND UPGRADES.

8.1.
Client shall bear the cost of developing, testing and reapplying all Modifications that contain customizations for Client, including without limitation (i) all custom code not incorporated into the ASP Hosted Applications as part of the standard enhancements provided by FIS to all its clients in the ASP, (ii) interfaces and (iii) FIS work, in connection with the installation of Upgrades.

8.2.
Client shall pay for (i) installation of any upgrades to non-ASP Hosted Applications, (ii) changes to FIS software licensed by Client pursuant to a separate software license agreement (if applicable), and (iii) installation of upgrades or modifications to any Client Software or any other applications supported by Client (or a third party on behalf of Client). Client is additionally responsible for the costs and expenses for the testing of, and any associated modifications to, any other applications (other than the ASP Hosted Applications) as a result of any upgrades.

9.	PRICE ADJUSTMENT.
All monthly per account fees and other fees payable hereunder may be increased annually according to terms stated in Section 5.5 of the Agreement.

Pioneer Financial Services, Inc.	27

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

AMENDMENT TO MASTER SERVICES AGREEMENT
This amendment (“Amendment”) is made effective October 1, 2014 (“Amendment Effective Date”) to the Master Services Agreement dated June 30, by and between PIONEER FINANCIAL SERVICES, INC., a Missouri corporation with its principal place of business located at 4700 Belleview, Suite 300, Kansas City, MO 64112 (“Client”) and FIDELITY INFORMATION SERVICES, LLC, an Arkansas limited liability company located at 601 Riverside Avenue, Jacksonville, FL 32204 (together with its Affiliates, “FIS”). The parties wishing to amend the Agreement as stated herein, for and in consideration of the mutual promises and covenants stated below, agree as follows:
1. Amendment. The following shall be added as new Exhibit D – Network Services to Schedule C – Virtual Back-Office (VBO) with AutoSuite Services (“Schedule C”) to the Master Services Agreement between Client and FIS, effective as of the Amendment Effective Date stated above. Therefore, the complete listing of the exhibits incorporated under Schedule C to the Agreement shall be:

•	Exhibit A – ASP Hosted Applications

•	Exhibit B – Service Levels for VBO AND ASP Hosted Applications

•	Exhibit C – Charges

•	Exhibit D – Network Services

3. Continuance of Agreement. All capitalized words not defined herein shall have the same meaning as in the Agreement. This Amendment, when taken together with the Agreement, constitutes the entire agreement of the parties concerning the scope and subject matter hereof, superseding any other or prior agreements, communications, representations or understandings, oral written, regarding this scope and subject matter. In the event of any inconsistency between this Amendment and the Agreement, the provisions of this Amendment shall prevail. Except as herein expressly amended, the Agreement is ratified, confirmed and remains unchanged in all respects and shall remain in full force and effect in accordance with its respective terms.
4. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but such counterparts together shall constitute but one document. A facsimile or other reproduction of this Amendment may be executed by one or both parties hereto, and an executed copy of this Amendment may be delivered by one or both parties hereto by facsimile or similar electronic method pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding, and effective for all purposes. At the request of either party, both parties agree to execute an original of this Amendment as well as any facsimile or other reproduction.
IN WITNESS WHEREOF, this Agreement has been executed by the undersigned representatives of the parties, thereunto duly authorized, as of the Amendment Effective Date first set forth above.

FIDELITY INFORMATION SERVICES, LLC	PIONEER FINANCIAL SERVICES, INC.
By:	By:
Name:	Name:
Its (Title):	Its (Title):
Date signed:	Date signed:

FIS-Pioneer Financial Services // Confidential & Proprietary
Amendment to add Network Services – Ex.D to Sched.C (EMS41064/PLID260700)    Page 1 of 5

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

EXHIBIT D
NETWORK SERVICES

1.    Introduction. FIS shall provide to Client the planning and installation, monitoring and management, circuit, and hardware hosting for the network services as indicated in the Pricing Attachment and described below (each, a “Network Service” and, collectively, the “Network Services”) pursuant to this Exhibit D for Network Services (“Exhibit”) to Schedule C to the Agreement. In addition to the general terms and conditions set forth in Schedule C and the Agreement, the following provisions, terms and conditions shall apply with respect to the Network Services.
2.    Network Services.
2.1    The Network Services are provided by FIS to Client to maintain connectivity between the FIS Service Delivery Locations and Client locations for the purpose of FIS providing and Client receiving the Services under Schedule C. “FIS Network” shall mean any telecommunication circuits between the FIS Service Delivery Locations and the Client’s primary and (if applicable) alternate data centers.
2.2    Client shall provide suitable infrastructure and physical facilities for its locations to receive or operate the equipment or communications messaging, including without limitation adequate primary and back-up power, a wiring backplane at the demarc, underground wiring, trenching, physical infrastructure, or any other typical infrastructure required to connect services between FIS and Client, unless FIS is retained to do so.
2.3    Client shall complete assigned tasks in a timely fashion, respond to FIS during the course of the implementation and delivery of the Network Service, and comply with any reasonable request(s) made by FIS, in addition to making the necessary members of Client’s staff available to work with FIS’s personnel at the times and locations reasonably requested, and to perform reasonably necessary functions or tasks, as requested by FIS.
2.4    FIS and Client will without delay mutually agree upon an appropriate installation schedule.
2.5    In response to regulatory or audit inquiry and upon request of Client, FIS will provide reasonable, mutually agreed special reporting on an as-needed basis on a time and materials basis at FIS’s then-current rates.
2.6    Client shall (i) provide physical security for devices provided by FIS and located on Client’s premises; (ii) provide an accurate and complete description of the symptoms of any problem it reports; and (iii) perform corrective measures under the direction of an FIS designated representative.
3.    Network Services. The following terms shall apply.
3.1    Manage Network Connectivity. The following subsections apply to this service:
3.1.1    FIS shall provide wide area network (“WAN”) management and/or local access network (“LAN”) connectivity for and between all Client and FIS devices being managed by FIS as outlined in the pricing documentation. Standard management services include monitoring, failure detection, failure remediation, performance and router configuration. If FIS detects a connectivity problem or device failure, FIS will notify network carriers, Client and/or other providers, as appropriate, and perform other commercially reasonable steps required to return to normal status. FIS shall manage and maintain configuration parameters for FIS managed network devices and implement commercially reasonable security measures using commercially reasonable means to protect Client and FIS networks from unauthorized access to devices and/or the network. If Client’s auditor testing finds a vulnerability in FIS managed devices, FIS shall repair or replace such device to meet Client’s reasonable audit requirements.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

Amendment to add Network Services – Ex.D to Sched.C (EMS41064/PLID260700)    Page 2 of 5

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

3.1.2    FIS shall have no responsibility for: (i) damage to equipment or costs to recover connectivity caused by improper use; (ii) damage to equipment due to accident, neglect, misuse, fire, humidity, rising water, insect infestations, electrical power surges or faults, damage or operational failure resulting from accessories, uncoordinated attachments, cable removal or cable faults made or caused by Client to network or network equipment; (iii) damage or faults caused by failure of Client to follow proper procedures; (iv) a breach of Client’s security; or (v) the addition of new infrastructure or connections to FIS owned or managed equipment at the Client site not performed by FIS.
3.2    Any modifications to the Network Services and any Ancillary Equipment set forth in the Specifications, as requested by Client shall be documented through a Change Order or other mutually agreed work order or written amendment, and will be billed to Client at FIS’s then-current rate for the modification services. These services shall include without limitation the following fees/services: (i) Network Services related to any third-party vendors for their dispatch in response to a Client-initiated problem call; (ii) dispatch of an FIS data communications technician or third party FIS contractor, in response to a Client-initiated problem call in order to troubleshoot or otherwise repair or replace data communication equipment; (iii) for the repair or replacement of any equipment not under a manufacturer’s warranty or other form of service or maintenance agreement covering such activities; (iv) for telephone support, training, offsite or onsite support to Client of any kind; (v) any support or repairs provided to any part of Client’s network not being managed by FIS; and (vi) any repairs made by FIS for any problems caused by someone other than FIS.
3.3    The SLA for Network Services will be covered under Schedule C, Exhibit B, Service Level Metrics No. 4, ASP Hosted Applications System Response Time. For the avoidance of doubt, the SLA is measured from the point the incoming transaction enters an FIS managed router to the point where the return outgoing transaction exits the FIS managed router.
4.    Timeframes and Hours of Operation. Network management and customer service related thereto, will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of the Network Services for the purpose of maintenance or updating. FIS will attempt to provide Client with at least seventy-two (72) hours’ prior notice of FIS’s maintenance of the Network Services.
5.    Liability. FIS shall have no liability for, and Client is solely liable for, any Losses sustained by Client, or any Customers that are related to third-party provider or telephone company performance including, without limitation, projected delivery and installation dates. FIS shall not be liable for any failure of any switched or dedicated telecommunications circuit to the extent that such failure is not a result of FIS’s failure to discharge its management responsibilities with respect to such telecommunications vendor.
6.    Fees.
6.1    The Network Services provided pursuant to this Exhibit may include Ancillary Equipment (as defined below) and as more particularly described in the Pricing Attachment. For purposes of this Exhibit, “Ancillary Equipment” shall mean any equipment, software or hardware being provided by FIS in connection with the Network Services. No Ancillary Equipment will be ordered in advance of contract execution and receipt of the requisite payment.
6.2    The one-time implementation fee shall be due and payable upon completion of installation. Payment for Ancillary Equipment, when applicable, is first due to FIS upon receipt of such Ancillary Equipment. Recurring fees for circuits shall be prorated for the first month based on the date of circuit activation. All fees, rates and charges are exclusive of taxes that are the Client’s responsibility under the Agreement. Client will pay the amounts hereunder in accordance with the payment terms and conditions of the Agreement.
6.3    Client shall be responsible for monthly recurring charges through the applicable term, and in all events until sixty (60) days following the date the circuit disconnect request is submitted by FIS to the circuit provider.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

Amendment to add Network Services – Ex.D to Sched.C (EMS41064 /PLID260700)    Page 3 of 5

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

Client shall return all Ancillary Equipment, when applicable, to FIS no later than thirty (30) days following the termination of a related Network Service or pay FIS for the full replacement cost of such non-returned Ancillary Equipment.
6.4    All circuit orders placed less than seven (7) weeks prior to the planned install date will be subject to an Expedite Fee. Payment of the Expedite Fee will not guarantee the circuit will be installed in less than seven (7) weeks. Although FIS will seek to accelerate the installation of a circuit, such installation will be subject to the resources and availability of both FIS and the underlying carrier(s).
6.5    During a technology upgrade, Client is responsible for the billing overlap period of both network solutions once the new solution is activated, which overlap period may range from sixty (60) days if Client has fewer than fifteen (15) locations, to one hundred twenty (120) days if Client has larger network requirements.
6.6    Client shall pay all shipping charges associated with the return of any Ancillary Equipment. Unreturned or damaged Ancillary Equipment is subject to a fee equivalent to twelve (12) months of fees for such Ancillary Equipment. Client is responsible for proper packaging and shipment tracking. All Ancillary Equipment must be returned, including, without limitation, router(s), router module(s), modem(s), power supply(s), Cisco serial cable(s), patch cables and any other items included in the install. If Client fails to return all such items, Client will be charged for the unreturned items at FIS’s then-current rate for such items. All Ancillary Equipment must be returned within sixty (60) days of the disconnection notice. Billing shall continue until all Ancillary Equipment is returned or a buy-out for any lost or damaged Ancillary Equipment is completed.
6.7    Disconnect fees are charged in accordance with carrier rates for location moves.
6.8    Client is responsible for any and all shutdown costs and liquidated damages associated with each circuit order/location and/or Network Service offering.

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

Amendment to add Network Services – Ex.D to Sched.C (EMS41064 /PLID260700)    Page 4 of 5

Exhibit 10.50
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****
Schedule C – Virtual Back Office (VBO) with AutoSuite Services

PRICING ATTACHMENT TO EXHIBIT D

The fees and charges shown in this Pricing Attachment to Exhibit D shall be deemed incorporated under Exhibit C – Charges to the Schedule C – VBO with AutoSuite Services Schedule.
The following pricing is for FIS Managed Network Circuits.
The below Implementation Charge includes: Project management, engineering, monitoring/management activation, equipment shipment, circuit/equipment installation and cabling/labor costs to install the cabling at the FIS data center. The monthly run rate charge is fixed as set forth below for the term Schedule C – VBO with AutoSuite Services Schedule.

Implementation Charge - one time upon completion of installation	*****
Monthly Run Rate Charge	*****

The charges are in support of the following configuration:

Circuits	Sites
FIS MPLS to Primary Pioneer Data Center
Circuit up to 10MB/Type 1/FastE
Carrier 1
Hardware - Cisco 3945E or equivalent

FIS MPLS to Primary Pioneer Data Center
Circuit up to 10MB/Type 1/FastE
Carrier 2
Hardware - Cisco 3945E or equivalent

FIS MPLS to Alternate Data Center
Circuit up to 10MB/Type 1/FastE
Carrier 1
Hardware - Cisco 3945E or equivalent

FIS Primary Data Center
Hardware Fiber and Cat6 Cables

Primary Pioneer Data Center
CoSentry
14500 W. 105th St,
Lenexa, KS 66219
Demarc: First floor telecom room

Alternate Pioneer Data Center
XO Communications 1200 Washington Ave. N Minneapolis, MN 55401
Demarc: First floor telecom room

Proprietary and Confidential Information – Fidelity Information Services, LLC & Pioneer Financial Services, Inc.

Amendment to add Network Services – Ex.D to Sched.C (EMS41064/PLID260700)    Page 5 of 5